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                                                                   Exhibit 10.10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                      SERVICES AND DISTRIBUTION AGREEMENT

                                 by and between


                         BAXTER HEALTHCARE CORPORATION

                                   as Baxter

                                      and


                       ALLEGIANCE HEALTHCARE CORPORATION

                                 as Allegiance

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   Definitions; Rules of Construction.                                       1

2.   Grant of Distribution Rights.                                             6

3.   Distributor Model and Kit Model.                                          6

4.   Exclusivity.                                                              7

5.   Term.                                                                    10

6.   Prices and Fees.                                                         11

7.   Invoicing and Payments.                                                  14

8.   Allegiance's Duties.                                                     16

9.   Baxter's Duties.                                                         16

10.  Standard of Care.                                                        16

11.  Transfer of Title and Risk of Loss.                                      16

12.  Warranties.                                                              17

13.  Trademarks.                                                              17

14.  Termination.                                                             18

15.  Indemnity.                                                               22

16.  Insurance.                                                               26

17.  Compliance with Laws.                                                    26

18.  Force Majeure.                                                           28

19.  Confidentiality.                                                         28

20.  Limitation of Liability and Remedy.                                      30

21.  Miscellaneous Provisions.                                                32

22.  Dispute Resolution and Arbitration.                                      34

                                       i
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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

23.  Assignment.                                                              35

                                       ii
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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                LIST OF EXHIBITS

Exhibit A Products and Perfusion Services
Exhibit B Allegiance's Duties
Exhibit C Baxter's Duties
Exhibit D Price List for BCS Kit Components

                                      iii
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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                      SERVICES AND DISTRIBUTION AGREEMENT

          This SERVICES AND DISTRIBUTION AGREEMENT (this "Agreement"), dated as of October 1, 1996 (the "Effective Date"), by and between BAXTER HEALTHCARE CORPORATION, a Delaware corporation with its principal offices at One Baxter Parkway, Deerfield, Illinois 60015 (hereinafter called "Baxter") and ALLEGIANCE HEALTHCARE CORPORATION, a Delaware corporation with its principal offices at 1430 Waukegan Road, McGaw Park, Illinois 60085 (hereinafter called "Allegiance").


                                   RECITALS

          Baxter and its parent corporation, Baxter International Inc. ("Baxter International"), have spun-off various businesses by transferring those businesses toAllegiance Corporation ("Allegiance Corporation") (or its subsidiaries) and distributing all of the stock of Allegiance Corporation to the stockholders of Baxter International as a dividend. As a result of the distribution of that dividend, Baxter International and Allegiance Corporation, and their respective subsidiaries, are separate and independent corporations.

          As a consequence of the foregoing actions, Allegiance will acquire, inter alia, certain business units, including the U.S. Distribution business,
----------
that have previously provided various sales and distribution services to business units owned by Baxter.

          Baxter and Allegiance recognize that it is advisable for Allegiance to continue providing physical distribution and sales support and related services to Baxter.

                                   AGREEMENT

          In consideration of the mutual undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Baxter and Allegiance agree as follows:

1.   Definitions; Rules of Construction.

     1.1  Definitions.  As used in this Agreement:

          1.1.1  "Affiliate" shall mean any Person controlling,

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     controlled by, or under direct or indirect common control with a party hereto. For the purpose of this definition, the term "control" means the power to direct the management of an entity, directly or indirectly, whether solely through the ownership of voting securities (as in the case of subsidiary), by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Allegiance Corporation and Baxter International shall not be deemed to be Affiliates of each other.

          1.1.2 "Agreement" shall mean this Services and Distribution Agreement dated as of October 1, 1996, including all Exhibits and Schedules attached hereto.

          1.1.3 "BCS Kit Components" shall mean the Products listed on Exhibit D hereto.

          1.1.4 "Competitor" shall mean (a) with respect to Baxter, any Person (including an affiliate of such Person) that during the most recently completed fiscal year has annual net revenues from sales of products competitive with Products greater than 20% of the total annual net revenues of Baxter from Products during the most recently completed fiscal year; and (b) with respect to Allegiance, any Person (including an affiliate of such Person) that during the most recently completed fiscal year has annual net revenues from the distribution of medical, surgical and laboratory products greater than 20% of the total annual net revenues of Allegiance during the most recently completed fiscal year.

          1.1.5 "Component Price" shall mean the price for each BCS Kit Component (including components for BCS Kits that are included as part of PBDS
Kits) as set forth on Exhibit D, which shall be subject to annual adjustment by mutual agreement of the parties. If, for any given calendar year, the parties cannot agree to an adjustment by October 1st of the immediately preceding year, the price for each BCS Kit Component shall be adjusted by the percentage change in the Producer's Price Index for the prior year over the preceding calendar year.

          1.1.6 "Cost Management" shall mean the dedication of resources by Allegiance or its Affiliates to deliver cost improvement services to customers. Cost Management services shall be comprised of activities which reduce product consumption, improve utilization of assets, improve logistics, and reduce or eliminate operating costs. Cost Management transactions shall be those transactions performed by Allegiance pursuant to any comprehensive Cost Management contract which

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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

permits Allegiance to share with a customer the risk and reward of cost savings generated by Cost Management. As part of such Cost Management transactions, Allegiance may also provide some or all of the following services: (a) ValueLink (as defined herein); (b) PBDS (as defined herein); (c) consulting services; (d) on-site clinical resources; (e) contract materials management; and (f) consolidated service centers. Cost Management transactions shall include sales of PBDS Kits that include Products.

          1.1.7 "Distributor List Price" shall mean the unit prices shown on Exhibit A for each Product.

          1.1.8 "Gross Profit" shall mean Baxter's standard gross profit as shown on Baxter's internal management profit and loss statements, consistent with Baxter's historical accounting policies and procedures and generally accepted accounting principles. Should these policies and procedures materially change, Baxter shall inform Allegiance and adjust the calculations accordingly.

          1.1.9 "Gross Profit Growth" shall mean the percentage increase of Gross Profit calculated by dividing year-to-date total Gross Profit by the total Gross Profit of the immediately preceding entire calendar year for all Products sold as part of Cost Management transactions except as provided in Section 6.3.

          1.1.10 "Kit" shall mean an aggregation by Allegiance of Baxter, Allegiance, and/or third-party products packaged together or repackaged for specific uses and procedures including, without limitation, such aggregations for programs known prior to the Effective Date as Baxter Custom Sterile ("BCS") and Procedure-Based Delivery Systems ("PBDS").

          1.1.11 "Line of Products" shall mean any specifically identified group of related Products set forth in Exhibit A of this Agreement.

          1.1.12 "List Price" shall mean the price for each Product as specified in Baxter's published price list.

          1.1.13    "Notice" shall mean notice given in accordance with Section
21.1.

          1.1.14 "Perfusion Services" shall mean those perfusion services described in Exhibit A hereto.

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          1.1.15 "Person" shall mean an individual, corporation, partnership, limited liability company, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative, governmental authority or agency, or any group of Persons acting in concert.

          1.1.16 "Products" shall mean the products and accessories manufactured by or on behalf of Baxter or its Affiliates and listed in Exhibit A hereto and the parts and components necessary for the repair and replacement thereof.

          1.1.17 "Term" shall mean the period of time provided in Section 5 hereof, including any and all extensions thereof.

          1.1.18 "Territory" shall mean the District of Columbia and the fifty states comprising the United States of America.

          1.1.19 "Transfer" shall mean any assignment, transfer, sale or other disposition to a Person that is not an Affiliate of the Transferor, including any Transfer by way of merger or consolidation or otherwise by operation of law.

          1.1.20 "ValueLink" shall mean the just-in-time inventory management service known as ValueLink(R).

     1.2 Other Terms. Terms defined in other Sections of this Agreement will have the meanings therein provided.

     1.3  Rules of Construction.

          1.3.1 In this Agreement, unless a clear contrary intention appears:

               1.3.1.1 the singular number includes the plural number and vice versa;

               1.3.1.2 reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement;

               1.3.1.3   reference to any gender includes the other gender;

               1.3.1.4 reference to any Section or Exhibit or Schedule means such Section of this Agreement or such Exhibit or Schedule to this Agreement, as the case may be, and references in any Section or definition to any clause

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     means such clause of such Section or definition;

               1.3.1.5 "herein", "hereunder", "hereof", "hereto", and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof or thereof;

               1.3.1.6 "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

               1.3.1.7 "distribute" or "distribution" shall be used interchangeably to refer to Allegiance's duties under either the Distributor Model or the Kit Model and shall not alone imply a legal distributor relationship;

               1.3.1.8 relative to the determination of any period of time, "from" means "from and including", "to" means "to but excluding" and "through" means "through and including";

               1.3.1.9 reference to any law (including statutes and ordinances) means such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder; and

               1.3.1.10 accounting terms used herein shall have the meanings historically attributed to them by Baxter and its subsidiaries based upon Baxter's internal financial policies and procedures in effect prior to the spin-off described in the recitals above.

               1.3.1.11 in the event of any conflict between the provisions of the body of this Agreement and the Exhibits or Schedules hereto, the provisions of the body of this Agreement shall control; and

               1.3.1.12 the headings contained in this Agreement have been inserted for convenience of reference only, and are not to be used in construing this Agreement.

          1.3.2 This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against either party shall not apply to any construction or interpretation hereof. Subject to
Section 21.5 hereof, this Agreement shall be interpreted and construed to the maximum extent possible so as to uphold the

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PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

enforceability of each of the terms and provisions hereof, it being understood and acknowledged that this Agreement was entered into by the parties after substantial and extended negotiations and with full awareness by the parties of the terms and provisions hereof and the consequences thereof.

2.   Grant of Distribution Rights.

     2.1 Grant. With respect to sales of all Products and Perfusion Services, Baxter hereby grants to Allegiance and Allegiance hereby accepts the right, which shall be exclusive as set forth in Section 4, to provide sales, sales support, customer service, and physical distribution services, as specified in
Section 8, to customers in the Territory under the Distributor Model and Kit Model.

     2.2 Exceptions and Limitations. Baxter reserves all rights not expressly granted to Allegiance hereunder. Except as otherwise provided herein, Allegiance shall not grant to any subagents or subdistributors any of its rights or obligations hereunder.

     2.3 Additional Product Referral. Any customer request related to heart valves, vascular grafts or annuloplasty rings to be included in Cost Management services will be forwarded by Allegiance to Baxter with a recommendation from Allegiance to the customer that Baxter is Allegiance's preferred vendor. Where appropriate, Baxter and Allegiance will work together to attempt to convert the customer to Products and Allegiance services.

3.   Distributor Model and Kit Model.

     3.1. Distributor Model. Allegiance shall maintain the principal contractual relationship with the customer for sales, sales support, accounts receivable, and customer service in connection with the supply of the Products and Perfusion Services in connection with the provision by Allegiance of Cost Management, ValueLink and other services consolidated on an Allegiance invoice for Products, Perfusion Services and Allegiance products (as required by the customer). Baxter shall use reasonable efforts to cooperate with Allegiance and to facilitate Allegiance's fulfillment of its obligations hereunder. Baxter shall provide to Allegiance the Distributor List Price to be paid by Allegiance to Baxter and a suggested direct sale price (the "Suggested Sales Price") in connection with each Distributor Model transaction, provided, however, that Allegiance shall have the sole right and responsibility for negotiating and contracting with each customer the delivered price of the Products and

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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Perfusion Services. If customer has a contract with Baxter for such Products and/or Perfusion Services, or if customer had such a contract with Baxter that expired in the 90 day period immediately preceding the applicable customer order, the Suggested Sales Price shall be the contract price. If a customer does not have a contract with Baxter or if the customer's contract expired more than 90 days prior to such customer's order, the List Price will be the Suggested Sales Price. If Baxter has a contract with any customer for Baxter's provision of Products and Perfusion Services to such customer, and such customer subsequently requests Cost Management, ValueLink, and/or other services consolidated on an Allegiance invoice for such Products and/or Perfusion Services and, if applicable, Allegiance products, all such sales of Products and/or Perfusion Services to such customer shall apply to any minimum purchase commitments or quantity discounts contained in Baxter's contract with such customer.

     3.2. Kit Model. Allegiance shall maintain the principal contractual relationship with the customer for sales, sales support, accounts receivable, and customer service in connection with the provision by Allegiance of Kits. Baxter shall provide to Allegiance the Component Price for each Product that Allegiance orders from Baxter for use as a component for a Kit. Allegiance shall have the sole right and responsibility for negotiating and contracting with each customer the delivered price of the Kits. If Baxter has an agreement with any customer for Baxter's provision of Products to such customer and such customer subsequently requests Kits, all such Kit Model sales of Products to such customer shall apply to any minimum purchase commitments or quantity discounts contained in Baxter's agreement with such customer.

     3.3. Transition to Consignment Model. At such time as a consignment model becomes available and each party agrees that use of such consignment model would be economically beneficial to both parties, the parties agree to use reasonable business efforts to convert both Distributor Model and Kit Model transactions to the consignment model. If Baxter and Allegiance are unable to reach agreement regarding the consignment model, the existing terms of this Agreement shall remain in effect.

4.   Exclusivity.

     4.1  Restrictions on Allegiance.

          4.1.1 With respect to Cost Management transactions, Allegiance, its Affiliates, and any other Person acting on its or

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PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

their behalf, shall not, directly or indirectly, market or promote any product or accept orders through agents or otherwise, to or from any customer or any Affiliate of any customer for any product that competes in the Territory with any Products or Perfusion Services. However, the taking and fulfillment by Allegiance of orders for products that compete with Products in Cost Management transactions under contracts in existence as of the Effective Date and for the term of such contracts shall not be deemed to be a breach of this Section. Without limiting the generality of the foregoing and at all times subject to availability of the Products and Perfusion Services, Allegiance, its Affiliates, and any other Person acting on its or their behalf, shall not, directly or indirectly, market or promote any product that competes with any Product, Products and/or Perfusion Services as Allegiance's (a) first-line substitute or for competitive comparison, or (b) as a substitute for any other product competitive with any Product, Products and/or Perfusion Services. This Section shall not apply if the applicable Products or Perfusion Services are unavailable and such unavailability is due substantially to Baxter's acts or omissions.

          4.1.2 With respect to non-Cost Management transactions, Allegiance may market, promote, distribute and sell products which compete with Products.

          4.1.3 Allegiance, its Affiliates, and any other Person acting on its or their behalf, shall not, directly or indirectly, develop or manufacture any product that competes in the Territory with any Products and Perfusion Services.

          4.1.4 Allegiance, its Affiliates, and any other Person acting on its or their behalf, shall not, directly or indirectly, market to or solicit orders from, or distribute any Product through distributors, agents, or otherwise, to or from any customer or any Affiliate of any customer located outside of the Territory.

     4.2 Restrictions on Baxter. With respect to Cost Management transactions, Baxter, its Affiliates, and any other Person acting on its or their behalf, shall not, directly or indirectly, provide or engage any Person other than Allegiance to provide physical distribution services or to act as Baxter's agent for distribution services in the Territory with respect to the Products and Perfusion Services, provided that Baxter shall have the right to:

                                       8
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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          4.2.1 distribute the Products and Perfusion Services in the Territory directly to customers other than distributors, from Baxter manufacturing facilities and/or Baxter's replenishment centers;

          4.2.2 distribute the Products and Perfusion Services to Baxter's Affiliates;

          4.2.3 distribute Products and Perfusion Services to customers within the Territory other than through Allegiance (and Baxter shall be relieved of its obligation to pay fees pursuant to Section 6.2) if and to the extent Allegiance is unable to so distribute the Products or Perfusion Services due to
(a) regulatory requirements; (b) Allegiance's material failure to meet agreed-upon performance standards; or (c) Allegiance being otherwise prohibited or prevented from selling and/or distributing the Products or Perfusion Services or refusing or being unable to sell and/or distribute the Products and Perfusion Services to any customer or class of customers other than by customer decision;

          4.2.4 sell and distribute products which are not Products as defined herein through relationships that do not include Allegiance; and

          4.2.5 develop and implement a cardiovascular cost management program through which the Products and Perfusion Services may be sold in the Territory. The physical distribution of Products for such a cost management program, which may include Perfusion Services, shall either be direct from Baxter or through Allegiance.

This Agreement shall in no way limit the right of Baxter and its Affiliates to market, sell, or otherwise distribute the Products and Perfusion Services outside the Territory.

     4.3  Exceptions.

          4.3.1 Each party shall have the right to request exceptions to the exclusivity restrictions for individual customers. Such exceptions shall require written approval of Allegiance's Regional President or Baxter's (CVG) Vice President of Sales, as applicable, but shall not be unreasonably withheld. Exceptions shall not be permitted with respect to sales of Perfusion Services.

          4.3.2 After the Effective Date, requests from customers for PBDS Kits which include third-party products which compete with Products shall be handled as follows: (a) Allegiance

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will suggest Products as the recommended substitutes for the competing products, and Baxter will recommend Allegiance as the preferred PBDS service provider; and
(b) Allegiance and Baxter will use reasonable sales and marketing efforts including working jointly with each party's sales representatives wherever possible to convert the customer to Products and Allegiance services. If after such efforts a customer continues to refuse to convert to Products or Allegiance services, Allegiance and Baxter shall be released from the exclusivity requirements imposed by Section 4.1 solely with respect to sales of PBDS Kits to such customer.

     4.4 Product Exclusivity. Baxter shall have the right, but not the obligation to: (a) add Products to Exhibit A and this Agreement which are new products developed by Baxter that are of the same type and have similar distribution characteristics as the Products set forth in this Agreement; and
(b) delete from Exhibit A and this Agreement any Product, the manufacture and sale of which has been generally discontinued by Baxter. Baxter and Allegiance may agree to add to Exhibit A newly developed or acquired products that are not of the same type or that do not have the same distribution characteristics as the Products set forth in Exhibit A as of the Effective Date, but neither Baxter nor Allegiance is under any obligation to do so. Upon such agreement, Exhibit A shall be deemed to be amended to reflect any such Product additions and deletions without any further act by any party hereto. Baxter shall use commercially reasonable efforts to provide at least 30 days prior written notice to Allegiance of each such addition or deletion. Exhibit A, as amended and supplemented from time to time, is incorporated by reference herein and forms part of this Agreement. Baxter may update Exhibit A effective January 1 of each calendar year provided that Baxter gives Allegiance 90 days prior written notice of such update.

5. Term. The initial Term of this Agreement shall begin on the Effective Date and, except as otherwise provided in this Agreement, end at the end of the day on December 31, 2001. The Term may be extended for successive additional periods, subject to the parties agreeing upon the terms and conditions of such an extension. Each party may in its absolute discretion determine whether or not the terms of any such proposed extension are acceptable and may refuse to agree to any such extension for any reason whatsoever. Commencing no later than July 1, 1998, the parties shall negotiate in good faith regarding modifications to the terms and conditions of this Agreement for the period commencing October 1, 1998, to provide additional benefits to both parties.

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PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

6. Prices and Fees. Allegiance and Baxter will keep confidential all amounts by either party to the other.

     6.1 For all Products purchased by Allegiance except those Products ordered as BCS Kit components, Allegiance shall pay to Baxter as the purchase price an amount equal to the aggregate Distributor List Price in effect at the time of the order placement of all such Products.

     6.2 After Allegiance has sold Products to the customer (except those Products sold as BCS Kit components), Baxter shall reimburse Allegiance for any amount by which the Distributor List Price exceeds the Suggested Sales Price ("Vendor Rebate"), and Baxter shall also pay Allegiance the following fees:

          6.2.1 For (a) all sales of Products other than through Cost Management transactions and (b) the initial fee for sales of Products included in PBDS Kits sold to customers not having a comprehensive Cost Management agreement with Allegiance, the fee shall be * * * of the Suggested Sales Price. Therefore, for all such sales, Baxter shall pay Allegiance the Vendor Rebate plus * * * of the Suggested Sales Price.

          6.2.2 The fee for sales of Products included as part of Cost Management transactions (including Products included in PBDS Kits) shall be * *
* of the Suggested Sales Price, determined as follows:

          (a) * * * if Gross Profit Growth is less than or equal to * * *;

          (b) * * * if Gross Profit Growth is greater than * * * but less than or equal to * * *; or

          (c) * * * if Gross Profit Growth is greater than * * *.

If at any time during a calendar year, Gross Profit Growth exceeds * * * , and the * * * or * * * fee * * * applies, such * * * will apply for all subsequent sales made during such year and retroactively for all sales of PBDS Kits and to all Cost Management transactions made to date for the year.

          6.2.3 As additional fees for Products sold as part of PBDS Kits to customers not under a comprehensive Cost Management agreement with Allegiance, Baxter shall pay the difference between the fee calculated as if Section 6.2.2 applied, and the * * * fee paid pursuant to Section 6.2.1. Such additional fees will be calculated at the end of each applicable quarter.

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PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          6.2.4 If any calculation under this Section 6.2 results in a negative amount, Allegiance shall pay Baxter such amount.

     6.3 If a customer enters into a cardiovascular cost management program with Baxter as permitted under Section 4.2.5, and at that time such customer is a Cost Management customer of Allegiance, then, for any calculation of Gross Profit Growth made thereafter, the year-to-date Gross Profit on sales by Allegiance shall be subtracted from total year-to-date Gross Profit, and the total Gross Profit on sales by Allegiance to such customer for the prior year shall be subtracted from total Gross Profit for the preceding entire calendar year.

     6.4 If a customer who has been purchasing Product from Baxter or from Allegiance other than through PBDS or a comprehensive Cost Management agreement enters into a comprehensive Cost Management agreement with Allegiance or begins purchasing PBDS Kits containing the Products, then:

          6.4.1 for subsequent calculations of Gross Profit Growth, the year-to-date Gross Profit will include Gross Profit on year-to-date sales made to that customer (by Baxter or Allegiance) and the prior year Gross Profit will include Gross Profit on sales made during the prior year to such customer (by Baxter or Allegiance);

          6.4.2 For each calendar quarter thereafter, Allegiance will refund to Baxter the difference between (a) the fees calculated pursuant to Section
6.2.2 and 6.2.3, and (b) * * *, multiplied by the volume of Product sales made to such customer by Baxter or Allegiance during the quarter preceding the quarter in which the transition occurred.

     6.5 If the parties' business information systems and/or data processing systems are unable to accommodate the applicable percentages set forth in this
Section 6, the parties shall agree upon a procedure for monthly payment with a quarterly adjustment to achieve the effects of the deal set forth herein.

     6.6 BCS Kit Components. Allegiance shall pay to Baxter as the purchase price of the Products purchased by Allegiance as components for BCS Kits an amount equal to the aggregate Component Price.

     6.7 Perfusion Services. For all sales of Perfusion Services (whether invoiced by Allegiance or Baxter), Baxter shall

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pay Allegiance * * * of the sales growth of Perfusion Services (excluding the effect of acquisitions and divestitures). For purposes of this Section, sales growth shall be calculated as Perfusion Services net sales in any quarter less
                                                                          ----
Perfusion Services net sales in the corresponding quarter of 1996, provided, that for calculating such growth for the fourth quarter of 1996, the Perfusion Services net sales for the fourth quarter of 1995 shall be used. The method used to exclude the effect of acquisitions and divestitures will be as follows; (a) for acquisitions, the current quarter sales of the acquisition will be added to the base sales of the corresponding quarter of 1996, and (b) for divestitures, the current quarter sales of the divestiture will be subtracted from the base sales of the corresponding quarter of 1996. This process will continue until a full twelve months have elapsed since the acquisition or divestiture.

     6.8  Field Corrective Action ("FCA") Fees and Expenses.

          6.8.1     In addition to the other fees and charges set forth in this
Section 6, in 1997 and subsequent years Baxter will pay Allegiance an annual fee equal to (a) * * * times (b) the total number of Product lines affected by FCAs in such year in excess of * * *. For purposes of this Section, any FCAs caused by Allegiance's negligence shall be excluded. In addition, for each catalog number affected by an FCA, the total "lines" shall be an amount equal to the sum of (a) the number of notification processing responses completed by Allegiance facilities for that FCA, plus (b) the number of dispositions completed by Allegiance facilities for that FCA. Baxter shall not owe Allegiance any FCA fee under this Section, nor shall Baxter be entitled to any fee or credit from Allegiance, if in 1997 or any subsequent year, the total number of lines affected by FCAs does not exceed 1546. For 1996, the FCA fee will be computed based on the excess of total Product lines affected by FCAs in the last three months of 1996 over the average quarterly total of Product lines affected by FCAs in calendar year 1995.

          6.8.2     Additional FCA Services.  Baxter shall pay Allegiance the
                    -----------------------
fees agreed upon for any additional FCA services requested and approved by Baxter and provided by Allegiance pursuant to Section 1.6.2 of Exhibit B.

          6.8.3     Third-Party Invoices.  Pursuant to Section 1.6.2 of Exhibit
                    --------------------
B, Baxter shall reimburse Allegiance for all third-party invoices relating to additional FCA services requested and approved by Baxter and actually paid by Allegiance.

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PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     6.9 Packaging Failure. Baxter shall reimburse Allegiance for Allegiance's actual out-of-pocket expenses (including, without limitation, expenses for repackaging and return of Product) incurred in respect of failure of shipping cartons for Products, provided that such failure is not due to Allegiance's acts or omissions. Such reimbursement shall be paid quarterly and shall be due within 30 days after receipt of Allegiance's invoice therefor together with full supporting documentation.

7.   Invoicing and Payments.

     7.1  General.

          7.1.1 Baxter will invoice Allegiance on a daily basis according to the terms of this Agreement. On or before the tenth day of each calendar month during the Term, Baxter shall submit a report to Allegiance including its Gross Profit and Gross Profit Growth, and sales growth of Perfusion Services.

          7.1.2 For sales of Products to Allegiance, Baxter shall submit invoices to Allegiance upon the shipment of Products to Allegiance. Allegiance shall pay all such invoices net 60 days from the date of the invoice.

          7.1.3 For all fees due under Sections 6.2.1 and 6.2.2, such fees shall be paid net 15 days from the end of the applicable month.

          7.1.4 For all fees and refunds due under Sections 6.2.3, 6.3 and 6.4, such fees and refunds shall be paid net 30 days from the end of the applicable calendar quarter.

          7.1.5 For sales of Perfusion Services, Baxter shall pay Allegiance for any fees due hereunder on a quarterly basis net 30 days from the end of the applicable calendar quarter. For sales of Perfusion Services invoiced by Allegiance, Allegiance shall pay the full invoice amount to Baxter within 30 days of the invoice date.

          7.1.6 For sales to Allegiance of BCS Kit Components, Baxter will submit invoices daily to Allegiance upon shipment to Allegiance's BCS facility. Allegiance shall pay all such invoices net 60 days from the date of the invoice.

          7.1.7 Baxter will pay or cause its Affiliates to pay all amounts due to Allegiance pursuant to this Agreement within 30 days after receipt of any such invoice.

          7.1.8     If any amounts due have not been received by

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the due date, such overdue amounts shall bear interest from the due date at the rate of * * * per month, or portion thereof, until received. If payment is delayed because a report required by Section 7.1.1 has not been received, interest will not accrue until 30 days after receipt of such report.

          7.1.9 Either party shall have the right to withhold any amounts due hereunder if such party in good faith disputes the amount claimed by the other party to be due hereunder and such party notifies the other party of such dispute within 30 days after the due date of any such payment. The foregoing right to withhold payment of disputed amounts shall be limited to amounts disputed in good faith.

     7.2 Reimbursable Expenses. Within 15 days of Baxter's receipt of any invoice, Baxter shall reimburse Allegiance for Allegiance's actual out-of-pocket expenses incurred for freight for Products (a) received by Allegiance at its distribution centers from Baxter's replenishment centers; and (b) shipped by Allegiance using special transportation requiring a premium charge paid by Allegiance, billed by Baxter, and collected by Baxter from the customer.

     7.3 Audit. Allegiance may audit Baxter's books and records and Baxter may audit Allegiance's books and records for the purpose of determining compliance with the terms of this Agreement. The party requesting the audit may use independent auditors, who may participate fully in such audit. In the event that an audit is proposed with respect to information which the party to be audited wishes not to disclose to the other party ("Restricted Information"), then on the written demand of the party to be audited the individuals conducting the audit with respect to Restricted Information will be limited to the independent auditors of the party requesting the audit. In such event, the party to be audited shall pay the costs of the independent auditors conducting such audit, but only with respect to that portion of the audit relating to the Restricted Information. Such independent auditors shall enter into an agreement with the parties hereto, on terms that are agreeable to both parties hereto, under which such independent auditors shall agree to maintain the confidentiality of the information obtained during the course of such audit and establishing what information such auditors will be permitted to disclose to report the results of any audit of Restricted Information to the party requesting the audit. Any such audit shall be conducted during regular business hours, in a manner that does not interfere unreasonably with the operations of the party being audited. Such audits shall be conducted not more than once in any one year period

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PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

unless the next preceding audit disclosed a material failure to conform to the terms of this Agreement. Subject to the foregoing limitations, any such audit shall be conducted when requested by Notice given not less than 30 days prior to the commencement of the audit.

8. Allegiance's Duties. During the Term, Allegiance shall maintain the facilities and personnel necessary to provide the physical distribution services and related services in connection with its appointment hereunder including, without limitation, the facilities and personnel necessary to fulfill Allegiance's duties as set forth in Exhibit B attached hereto and made a part hereof.

9. Baxter's Duties. During the Term, Baxter shall maintain the facilities and personnel necessary to manufacture and distribute the Products and Perfusion Services as provided for hereunder including, without limitation, the facilities and personnel necessary to fulfill Baxter's duties as set forth in Exhibit C attached hereto and made a part hereof.

10. Standard of Care. Each party will use (and will cause its Affiliates to use) commercially reasonable efforts in the performance of its obligations hereunder and will do so with the same degree of care, skill and prudence customarily exercised when engaged in similar activities for itself and its Affiliates. Subject to the provisions of Section 20 hereof, if a party's performance is inaccurate, incomplete, or untimely, such party shall, if practical, promptly perform or reperform such obligations. In performing its responsibilities hereunder, each party shall accord the other party and its Affiliates the same priority as it provides itself and its Affiliates under comparable circumstances. Without limiting the generality of the foregoing, in the provision of services under comparable circumstances, a party will not discriminate against the other party or any of its Affiliates solely because the other party or one of its Affiliates is the recipient of such services. The parties agree to consult with each other with respect to performance of their obligations hereunder. Each party shall give due consideration to any suggestion by the other to improve performance.

     10.1 Uniform Commercial Code.  The parties agree that the provisions of
Section 2-306(2) of the Uniform Commercial Code shall not apply to services or any other activities or obligations of either of the parties hereunder.

11. Transfer of Title and Risk of Loss. Title and risk of loss for the Products shall pass from Baxter to Allegiance upon

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receipt of Products by Allegiance.

12.  Warranties.

     12.1 Product Warranty. Baxter warrants to Allegiance that, at the time of delivery to Allegiance: (a) the Products shall not be adulterated or misbranded within the meaning of the Federal, Food, Drug and Cosmetic Act, as amended and the regulations issued thereunder, or products that may not, under the provision of Section 404, 505, 514 or 515 of said Act, be introduced into interstate commerce, or banned devices under Section 516 of said Act; and (b) Baxter shall have good and marketable title to all such Products free and clear of all liens or encumbrances (other than any created by Allegiance).

     12.2 Disclaimer. THE FOREGOING WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF ANY KIND, WHETHER STATUTORY, WRITTEN, ORAL, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY. IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, TORT LIABILITY (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL BAXTER BE LIABLE TO ALLEGIANCE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     12.3 Limitation of Liability. ANY LIABILITY OF BAXTER TO ALLEGIANCE UNDER THE WARRANTY CONTAINED IN THIS SECTION 12.3 SHALL BE LIMITED TO THE TOTAL PRICE PAID BY ALLEGIANCE FOR THE PRODUCTS WHICH ARE THE SUBJECT OF SUCH LIABILITY PLUS ALL COSTS FOR TRANSPORTATION AND OTHER DIRECT EXPENSES INCURRED BY ALLEGIANCE WITH RESPECT TO SUCH PRODUCTS.

13.  Trademarks.

     13.1 Ownership. Allegiance acknowledges that Baxter or its Affiliates are the owners or licensees of the trademarks and trade names which Baxter and its Affiliates use in the promotion and sale of the Products and Perfusion Services hereunder, and that Allegiance has no right or interest in such trademarks or trade names. Before commencing any use of the trademarks or trade names connoting Baxter in connection with any catalog, promotional, packaging, or other materials, which use has not been previously approved in writing by Baxter, Allegiance agrees to provide Baxter with proposed specimens of use of such trademarks or trade names and to obtain Baxter's written approval of such proposed use.

     13.2 Infringement.  Allegiance shall notify Baxter promptly

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of any and all infringements or improper use by any third party of the trademarks and trade names connoting Baxter should Allegiance discover reasonable cause for believing that such infringement or improper use is taking place and shall provide to Baxter all information which Allegiance has available thereon. Baxter shall have sole discretion and control with regard to any proceedings relating to infringement or improper use of its trademarks and trade names. Allegiance may choose to be represented by its own counsel in any such proceedings but such representation shall be solely at Allegiance's expense.

     13.3 Equitable Remedies. Allegiance acknowledges that Baxter would not have any adequate remedy at law for the breach by Allegiance of any one or more of the covenants contained in this Section 13 and agrees that, in the event of such breach, Baxter may, in addition to the other remedies which may be available to it, file a suit in equity to enjoin Allegiance from any further breach of any of the terms of this Section 13.

14.  Termination.

     14.1 Change in Control.

          14.1.1   General. In the event of a Change in Control of either party
                   -------
hereto or any Affiliate thereof to which any of the rights or obligations hereunder have been assigned as permitted by Section 23, the party (the "Affected Party") with respect to which the Change in Control has occurred, either directly or with respect to one of its Affiliates, shall give Notice to the other party (the "Non-Affected Party") within 30 days of the occurrence of such Change in Control. The Non-Affected Party may terminate this Agreement, in whole but not in part, in the event of any such Change in Control with respect to the Affected Party by giving Notice of such termination to the Affected Party as provided below. In the event of a Change in Control of an Affiliate of the Affected Party to which any of the rights or obligations hereunder have been assigned as permitted by Section 23, the Non-Affected Party may terminate this Agreement with respect to such Affiliate by giving Notice to the Affected Party as provided below. The Non-Affected Party may exercise the rights of termination described in the two preceding sentences by giving a Notice of termination, specifying the date of termination, to the Affected Party at any time prior to the end of the 60th day following the receipt by the Non-Affected Party of the applicable Notice of Change in Control given by the Affected Party pursuant to the first sentence of this Section 14.1.1. In the event that the applicable Change in Control involves a Competitor of the Non-Affected Party, the date of

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termination specified by the Non-Affected Party in the Notice of termination shall be the last day of the calendar month which is not earlier than the sixth full calendar month following the date of the Notice of termination and not later than the twelfth full calendar month following the date of the Notice of termination. In the event that the applicable Change in Control does not involve a Competitor of the Non-Affected Party, the date of termination specified by the Non-Affected Party in the Notice of termination shall be the later of (i) the last day of the twelfth full calendar month following the date of the Notice of termination and (ii) December 31, 1998.

          14.1.2  Definitions.  For purposes hereof, "Change in Control" shall
                  -----------
mean (i) the acquisition, directly or indirectly, by any Person or Persons of more than 30% of the voting stock of either party to this Agreement or any Affiliate thereof, (ii) any merger or consolidation involving the Affected Party or any Affiliate of the Affected Party that requires a vote of the stockholders of the Ultimate Parent of the Affected Party, (iii) the acquisition by the Ultimate Parent of the Affected Party or any Affiliate of the Ultimate Parent of the Affected Party of any Person that (a) is a Rival of the Ultimate Parent of the Non-Affected Party and (b) after such acquisition, constitutes a "significant subsidiary" of the Affected Party within the meaning of Rule 1-02(w) of Regulation S-X of the Regulations of the Securities and Exchange Commission, substituting 50 percent for 10 percent in the tests used therein to determine significant subsidiary, and (iv) only in the case of an Affiliate of the Affected Party, the Transfer of all or substantially all of the business and assets of such Affiliate. For the purposes hereof, "Rival" shall mean (a) with respect to Baxter, any Person (including an Affiliate of such Person) that during its most recently completed fiscal year has annual net revenues greater than 20 percent of the total annual consolidated net revenues of Baxter International during its most recently completed fiscal year; and (b) with respect to Allegiance, any Person (including an Affiliate of such Person) that during its most recently completed fiscal year has annual net revenues greater than 20 percent of the total annual consolidated net revenues of Allegiance Corporation during the most recently completed fiscal year. For the purposes hereof, "Ultimate Parent" means Baxter International in the case of Baxter and Allegiance Corporation in the case of Allegiance.

          14.1.3  Transfers by Baxter.  In the event that Baxter or any of its
                  -------------------
Affiliates shall Transfer all or substantially all of the business and assets relating to any Line of Products as permitted by Section 23, Allegiance may terminate this Agreement

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with respect to such Line of Products in the same manner as provided in Section
14.1.1. In the event that Baxter or any of its Affiliates shall Transfer all or substantially all of the business and assets relating to the Products as permitted by Section 25, Allegiance may terminate this Agreement in its entirety in the same manner as provided in Section 14.1.1.

          14.1.4  Transfers by Allegiance.  In the event that Allegiance or any
                  -----------------------
of its Affiliates shall Transfer any portion of its business and assets relating to Allegiance's distribution network as permitted by Section 23, which portion accounted for net sales during the most recently completed fiscal year in excess of $250 million, Baxter may terminate this Agreement with respect to the Transferred portion of the distribution network in the same manner as provided in Section 14.1.1.

          14.1.5  Obligation to Negotiate.  If demanded in writing by the Non-
                  -----------------------
Affected Party, the Affected Party shall be obligated, during the period following a Notice of termination from the Non-Affected Party, to negotiate in good faith to establish terms and conditions that are acceptable to the Non-Affected Party for an extension of the Term beyond the date of termination specified in the Notice of termination in light of the Change in Control, provided, however, the Non-Affected Party may in its absolute discretion determine whether any proposed terms and conditions are acceptable and may refuse to agree to any such terms and conditions for any reason whatsoever.

          14.1.6  Confidential Information  During the period commencing with
                  ------------------------
any such Change in Control and continuing through the end of the Term (and thereafter, if appropriate), the Affected Party shall take any and all action reasonably requested by the Non-Affected Party to protect any confidential information of the Non-Affected Party from disclosure to or use by any Affiliate of the Affected Party other than a Person that, immediately prior to the occurrence of the Change in Control, was an Affiliate of the Affected Party that regularly accessed such confidential information for a reasonable business purpose.

     14.2 Other Terminations. Each Party shall have the right to terminate this Agreement effective upon delivery of Notice to the other party if the other party: (a) makes an assignment for the benefit of creditors, or becomes bankrupt or insolvent, or is petitioned into bankruptcy, or takes advantage of any state, federal or foreign bankruptcy or insolvency act, or if a receiver or receiver/manager is appointed for all or any substantial part of its property and business and such receiver or receiver/manager remains undischarged for a period of 30 days,

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(b)  has its corporate existence terminated by voluntary or involuntary dissolution; or (c) materially defaults in the performance of any of its covenants or obligations contained in this Agreement and such default is not remedied to the nondefaulting party's reasonable satisfaction within 30 days after Notice to the defaulting party of such default, or if such default is not capable of rectification within 30 days, if the defaulting party has not promptly commenced to rectify the default within such 30 day period and is not proceeding diligently to rectify the default.

     14.3 Procedures on Termination. In the event of any termination of this Agreement and if and when requested by Allegiance, Baxter will promptly remove all inventory of Products owned by Baxter from facilities of Allegiance or any of its Affiliates. Such removal will be effected during normal business hours after reasonable advance Notice to Allegiance and will be done in a manner that will not unreasonably disrupt the normal business operations of Allegiance or Baxter.

     Except as otherwise required pursuant to Sections 19 and 21.9, each party shall destroy or return to the other party all records made or obtained in the course of performance hereunder containing information regarding the other party or its customers that is protected from disclosure under Section 19. In the event that any party shall elect to destroy any records as permitted above, such party shall provide the other party with written confirmation of any such destruction.

     14.4 Continued Service. In the event that this Agreement is terminated pursuant to this Section 14, Baxter and Allegiance shall comply fully with this Agreement and use reasonable efforts to service adequately existing customers of the Products until such termination becomes effective.

     14.5 Pending Orders. On the expiration or termination of this Agreement for any reason, Allegiance shall continue to honor customer's orders for Products placed up to the date of expiration or termination, and Baxter shall pay the fees due to Allegiance on the terms and conditions set forth in this Agreement. Any consideration due hereunder that is calculated based upon a specified time period shall be prorated for any partial period of time between the end of the last such period and the date of expiration or termination. In the event that Allegiance has elected to terminate this Agreement because of the failure of Baxter to pay amounts due hereunder, Allegiance shall be obligated to perform under the first sentence of this Section 14.5 only after Baxter shall have paid all amounts due and owing

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to Allegiance hereunder.

     14.6 Sell-Off. Notwithstanding any provision of this Agreement or any other agreement between Baxter, Allegiance, and/or their respective Affiliates, the parties acknowledge that Allegiance and its Affiliates shall be entitled to continue to sell or otherwise dispose of the Products within the Territory from and after the effective date of the expiration or termination of this Agreement if such Products were owned by Allegiance on the date of termination.

     14.7 True-Up. No later than 12 months after expiration or termination of this Agreement, Baxter shall report to Allegiance all discounts and bonuses accrued but not earned and/or earned but not accrued on sales made hereunder, and Baxter shall submit either a payment or an invoice for the net of such amounts.

 15. Indemnity.

     15.1 Baxter's Obligation. Baxter agrees to indemnify and hold Allegiance and the Allegiance Indemnified Parties harmless from and against, and in respect of, any and all claims by, and liabilities to, third parties ("Third-Party Claims") asserted against or incurred by, and any and all expenses (including all fees and expenses of counsel, travel costs and other out-of-pocket costs) in connection with pending or threatened litigation or other proceedings regarding such Third-Party Claims ("Expenses") incurred by, Allegiance or any of the Allegiance Indemnified Parties (as hereinafter defined) which arise out of or relate to:

          15.1.1 any actual or alleged patent, copyright or trademark infringement, or violation of any other proprietary right, arising out of the purchase, sale or use of Products pursuant to this Agreement;

          15.1.2 any tort claim, including claims for personal injury, wrongful death or property damage, to the extent such claims are based upon any wrongful or negligent act or omission by Baxter (or its employees or agents) in the course of its performance of this Agreement;

          15.1.3  defects in Products;

          15.1.4 any actual or alleged breach of warranty or obligation, if any, accompanying the Product or Products, subject to the limitations in Section 12 to the extent provided therein; and

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          15.1.5 any claim for personal injury, wrongful death or property damage arising out of the use of a Product;

provided that this Section 15.1 shall not apply to any Third-Party Claim or
--------
Expense to the extent that the parties agree, or it is finally determined pursuant to Section 15.4 that the Third-Party Claim or Expense is within the scope of Allegiance's indemnity obligation set forth in Sections 15.2.1 and
15.2.2 below.

     The Allegiance Indemnified Parties shall mean and include (A) Allegiance's Affiliates (B) the respective directors, officers, agents and employees of and counsel to Allegiance and its Affiliates, (C) each other person, if any, controlling Allegiance or any of its Affiliates, and (D) the successors, assigns, heirs and personal representatives of any of the foregoing. Expenses shall be reimbursed or advanced when and as incurred promptly upon submission by Allegiance or any Allegiance Indemnified Party of statements to Baxter.

     15.2 Allegiance's Obligation. Allegiance agrees to indemnify and hold Baxter and the Baxter Indemnified Parties harmless from and against, and in respect of, any and all Third-Party Claims asserted against or incurred by, and any and all Expenses incurred by, Baxter or any of the Baxter Indemnified Parties (as hereinafter defined) which arise out of or relate to:

          15.2.1 any tort claim, including claims for personal injury, wrongful death or property damage, to the extent such claims are based upon any wrongful or negligent act or omission by Allegiance (or its employees or other agents) in the course of its performance of this Agreement including, but not limited to, any Third-Party Claims or Expenses caused by any such wrongful or negligent act or omission constituting a representation concerning the characteristics or method of usage of Products, or relating to the storage, handling, or delivery of Products or selection of Products for inclusion in Kits; and

          15.2.2 any actual or alleged patent, copyright or trademark infringement, or violation of any other proprietary right, arising out of any act or omission of Allegiance or any of its Affiliates in connection with the sale of Kits or relating to any intellectual property owned by Allegiance or any of its Affiliates and used in connection with the sale of Kits.

The Baxter Indemnified Parties shall mean and include (A) Baxter's Affiliates,
(B) the respective directors, officers,

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

agents and employees of and counsel to Baxter and its Affiliates, (C) each other person, if any, controlling Baxter or any of its Affiliates, and (D) the successors, assigns, heirs and personal representatives of any of the foregoing. Expenses shall be reimbursed or advanced when and as incurred promptly upon submission by Baxter or any Baxter Indemnified Party of statements to Allegiance.

     15.3 Third-Party Claims. If any third party shall make any claim or commence any arbitration proceeding or suit against any one or more of the Baxter Indemnified Parties or the Allegiance Indemnified Parties (hereafter, "Indemnified Persons") with respect to which an Indemnified Person intends to make any claim for indemnification against Allegiance under Section 15.2 or against Baxter under Section 15.1 (as the case may be, the "Indemnifying Party"), such Indemnified Persons shall promptly give written notice to the Indemnifying Party of such third party claim, arbitration proceeding or suit and the following provisions shall apply.

     15.4 Control of Proceedings.

          15.4.1 The Indemnifying Party shall have 20 business days after receipt of the notice referred to in Section 15.3 to notify the Indemnified Party that it elects to conduct and control the defense of such claim, proceeding or suit. If the Indemnifying Party does not give the foregoing notice, the Indemnified Party shall have the right to defend, contest, settle or compromise such claim, proceeding or suit in the exercise of its exclusive discretion subject to the provisions of Section 15.5, and the Indemnifying Party shall, upon request from any of the Indemnified Persons, promptly pay to such Indemnified Persons in accordance with the other terms of this Section the amount of any Third-Party Claim resulting from their liability to the third party claimant and all related Expense.

          15.4.2 If the Indemnifying Party gives the foregoing notice, the Indemnifying Party shall have the right to undertake, conduct and control, through counsel reasonably acceptable to the Indemnified Party, and at its sole expense, the conduct and settlement of such claim, proceeding or suit, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith, provided that (i) the Indemnifying Party shall not thereby permit any lien, encumbrance or other adverse charge to thereafter attach to any asset of any Indemnified Person; (ii) the Indemnifying Party shall not thereby permit any injunction against any Indemnified Person; (iii) the Indemnifying Party shall permit the Indemnified Person and counsel chosen by the

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Indemnified Person and reasonably acceptable to the Indemnifying Party to monitor such conduct or settlement and shall provide the Indemnified Person and such counsel with such information regarding such claim, proceeding or suit as either of them may reasonably request (which request may be general or specific), but the fees and expenses of such counsel shall be borne by the Indemnified Person unless (1) the Indemnifying Party and the Indemnified Person shall have mutually agreed to the retention of such counsel or (2) the named parties to any such claim, proceeding or suit include the Indemnified Person and the Indemnifying Party and in the reasonable opinion of counsel to the Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, in either of which cases the reasonable fees and disbursements of counsel for such Indemnified Person shall be reimbursed by the Indemnifying Party to the Indemnified Person; and (iv) the Indemnifying Party shall agree promptly to reimburse to the extent required under this Section the Indemnified Person for the full amount of any Third-Party Claim resulting from such claim, proceeding or suit and all related Expense incurred by the Indemnified Person.

          15.4.3 In no event shall the Indemnifying Party without the prior written consent of the Indemnified Person, settle or comprise any claim or consent to the entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Person a release from all liability in respect of such claim.

          15.4.4 If the Indemnifying Party shall not have undertaken the conduct and control of the defense of any claim, suit or proceeding as provided above, the Indemnifying Party shall nevertheless be entitled through counsel chosen by the Indemnifying Party and reasonably acceptable to the Indemnified Person to monitor the conduct or settlement of such claim by the Indemnified Person, and the Indemnified Person shall provide the Indemnifying Party and such counsel with such information regarding such action or suit as either of them may reasonably request (which request may be general or specific), but all costs and expenses incurred in connection with such monitoring shall be borne by the Indemnifying Party.

     15.5 Settlement of Third-Party Claims by the Indemnified Person. So long as the Indemnifying Party is contesting any such claim, suit or proceeding in good faith, the Indemnified Person shall not pay or settle any such claim, proceeding or suit. Notwithstanding the foregoing, the Indemnified Person shall have the right to pay or settle any such claim, proceeding or suit,

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

provided that in such event the Indemnified Person shall waive any right to indemnity therefor by the Indemnifying Party, and no amount in respect thereof shall be claimed as Third-Party Claim or Expense under this Section 15.

     If the Indemnifying Party shall not have undertaken the conduct and control of the defense of any claim, suit or proceeding as provided above, the Indemnified Person, on not less than 30 days' prior written Notice to the Indemnifying Party, may make settlement (including payment in full) of such claim and such settlement shall be binding upon the parties hereto for the purposes hereof, unless within said 30-day period the Indemnifying Party shall have requested the Indemnified Person to contest such claim at the expense of the Indemnifying Party. In such event, the Indemnified Person shall promptly comply with such request and the Indemnifying Party shall have the right to direct the defense of such claim or any litigation based thereon subject to all of the conditions of Section 15.4. Anything in this Section 15 to the contrary notwithstanding, if the Indemnified Person advises the Indemnifying Party that it has determined to make settlement of a claim, the Indemnified Person shall have the right to do so at its own cost and expense, without any requirement to contest such claim at the request of the Indemnifying Party, but without any right under the provisions of this Section 15 for indemnification by the Indemnifying Party.

16. Insurance. Each party is responsible for carrying any insurance desired by it in its sole discretion, including comprehensive general liability insurance, insurance to cover its facilities, products liability insurance and business interruption insurance.

17.  Compliance with Laws.

     17.1 Allegiance Compliance. Allegiance shall, to the extent material to Allegiance and its Affiliates taken as a whole, comply (or cause compliance) with all existing and future federal, state and other laws and regulations in the Territory applicable to the conduct of Allegiance's business, the provision of Perfusion Services or the possession of Products pursuant to this Agreement including, without limitation, the following:

          17.1.1 giving prompt written notice to Baxter if Allegiance should become aware of any actual defect or condition which may alter the quality of the Products and Perfusion Services in any material respect or may render any of the Products and Perfusion Services in violation of any applicable

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

law or regulation of the Territory including, without limitation, any violation which could require any alteration of the specifications of any Product, affect the sale of any Product, cause revocation of any regulatory approval with respect to any Product or its sale hereunder, or give rise to a claim against Baxter by any person, and Allegiance shall promptly notify Baxter upon becoming aware of any changes in any laws or regulations in the Territory applicable to the manufacture, sale, packaging, labeling, possession or use of the Products;

          17.1.2 keeping appropriate records of all lot coded and serial numbered Products shipped to customers; and

          17.1.3 making prompt return of any and all Products affected by holds or recalls if so requested by Baxter.

     To the extent applicable to the subject matter of this Agreement, and pursuant to the requirements of 42 CFR 420.300 et. seq., Allegiance hereby agrees to make available to the Secretary of Health and Human Services ("HHS"), the Comptroller of the General Accounting Office ("GAO"), or their authorized representatives, all contracts, books, documents and records relating to the nature and extent of costs hereunder for a period of four (4) years after the furnishing of services hereunder. In addition, if any part of any Product is to be provided by subcontract, Allegiance hereby agrees to require by contract that such subcontractor make available to the HHS and GAO, or their authorized representatives, all contracts, books, documents and records relating to the nature and costs thereunder for a period of four (4) years after the furnishing of services thereunder.

     17.2 Baxter Compliance. Baxter shall, to the extent material to Baxter and its Affiliates take as a whole, comply (or cause compliance) with all existing and future laws and regulations in the Territory applicable to the conduct of Baxter's business or the manufacture, packaging, labeling and sale to Allegiance of Products pursuant to this Agreement, including, without limitation, the following:

          17.2.1 giving prompt written notice to Allegiance if Baxter should become aware of any actual defect or condition which may alter the quality of the Products or Perfusion Services in any material respect or may render any of the Products or Perfusion Services in violation of any applicable law or regulation of the Territory, including, without limitation, any violation which could require any alteration of the specifications of any Product, affect the sale of any Product, cause revocation of any federal, state or other regulatory

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

approval with respect to any Product or its sale hereunder or give rise to a claim against Allegiance by any person; and

          17.2.2 giving prompt written notice to Allegiance of any and all Products affected by holds or recalls and, if Baxter requests Allegiance to return any of such Products to Baxter, promptly reimburse Allegiance for the price of such returned Products paid by Allegiance under this Agreement and the direct cost of returning such Products to Baxter.

     The Products and Perfusion Services provided hereunder will not be provided in violation of any applicable Equal Employment Opportunity requirements including those set forth in Section 202 of Executive Order 11246, as amended.

18. Force Majeure. The obligations of either party to perform under this Agreement shall be excused during each period of delay caused by matters (not including lack of funds or other financial causes) such as strikes, supplier delays, shortages of raw materials, government orders or acts of God, which are reasonably beyond the control of the party obligated to perform; provided that nothing contained in this Agreement shall affect either party's ability or discretion with respect to any strike or other employee dispute or disturbance and all such strikes, disputes or disturbances shall be deemed to be beyond the control of such party. A condition of force majeure shall be deemed to continue only so long as the affected party shall be taking all reasonable actions necessary to overcome such condition. In the event that either party hereto shall be affected by a condition of force majeure, such party shall give the other party prompt Notice thereof, which Notice shall contain the affected party's estimate of the duration of such condition and a description of the steps being taken or proposed to be taken to overcome such condition of force majeure. Any delay occasioned by any such cause shall not constitute a default under this Agreement, and the obligations of the parties shall be suspended during the period of delay so occasioned. During any period of force majeure, the party that is not directly affected by such condition of force majeure shall be entitled to take any reasonable action necessary to mitigate the effects of such condition of force majeure, and the provisions of Section 4 shall be suspended to the extent necessary to permit any such action.

19.  Confidentiality.

     19.1 Allegiance Information. Baxter agrees to hold, and to use reasonable efforts to cause its employees and representatives to hold, in confidence all marketing and pricing information of a

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

confidential nature pertaining to the Territory received by Baxter from Allegiance after the Effective Date or obtained from Allegiance in the course of an audit pursuant to Section

7.3, in a manner consistent with Baxter's treatment of its own confidential information. Baxter shall not use such information for any purpose other than as contemplated under this Agreement or verifying compliance with this Agreement, without Allegiance's prior written consent.

     19.2 Baxter Information. Allegiance agrees to hold, and to use reasonable efforts to cause its employees and representatives to hold, in confidence all information concerning Baxter, furnished to or obtained by Allegiance after the Effective Date all marketing and pricing information of a confidential nature pertaining to the Territory received by Allegiance, in a manner consistent with Allegiance's treatment of its own confidential information. Allegiance shall not use such information for any purpose other than as contemplated under this Agreement, without Baxter's prior written consent.

     19.3 General. The obligations of confidentiality and non-disclosure imposed under this Section 19 shall not apply to data and information that the recipient can demonstrate:

          19.3.1 is published or is or otherwise becomes available to the general public as part of the public domain without breach of this Agreement;

          19.3.2 has been furnished or made known to the recipient without any obligation to keep it confidential by a third party under circumstances which are not known to the recipient to involve a breach of the third party's obligations to a party hereto;

          19.3.3 was developed independently of information furnished to the recipient under this Agreement; or

          19.3.4 was known to the recipient at the time of receipt thereof from the other party, is not otherwise subject to (a) the confidentiality restrictions contained in the Reorganization Agreement dated as of September 30, 1996 between Baxter International and Allegiance Corporation, or (b) any other obligation to keep it confidential and was obtained from a third party under circumstances which were known to the recipient to involve a breach of the third party's obligations to a party

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

hereto.

     19.4 Equitable Relief. Each party (the "first party") acknowledges that the other party would not have an adequate remedy at law for the breach by the first party of any one or more of the covenants contained in this Section 19 and agrees that, in the event of such breach, the other party may, in addition to the other remedies which may be available to it, apply to a court for an injunction to prevent breach of this Section 19 and to enforce specifically the terms and provisions of this Section.

     19.5 Required Disclosures. The provisions of this Section shall not preclude disclosures required by law; provided, however, that each party will use reasonable efforts to notify the other, prior to making any such disclosure, and permit the other to take such steps as it deems appropriate, including obtaining a protective order, consistent with applicable law, to minimize any loss of confidentiality.

     19.6 Security. Each party shall be responsible for preventing unauthorized remote access by such party's own agents and employees to data transferred to or otherwise made available to the other party under this Agreement.

20.  Limitation of Liability and Remedy.

     20.1 Damages. In no event, whether based on contract, indemnity, warranty, tort (including negligence), strict liability or otherwise, shall either party or any of its directors, officers, employees or agents, be liable for special, exemplary, or punitive damages. The foregoing limitation and disclaimer shall apply irrespective of whether the possibility of such special, exemplary, or punitive damages had been disclosed in advance or could have reasonably been foreseen.

     The limitations and disclaimers of obligations and liabilities contained in this Section 20 are intended to apply to the fullest extent permitted by law; provided that such limitations and disclaimers shall not limit amounts payable with respect to any express indemnity provided for in this Agreement.

     20.2 Exclusive Remedies.

          20.2.1  Baxter's Exclusive Remedies.  Except in the case of the gross
                  ---------------------------
negligence or willful misconduct of Allegiance or its Affiliates, Baxter's exclusive remedies against Allegiance for any breach of, or other act or omission arising out of or relating to, this Agreement shall be:

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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               20.2.1.1 the right to receive payment of amounts owed under Sections 6 and 7 hereof;

               20.2.1.2 the right to require reperformance of any service to the extent required pursuant to Section 9;

               20.2.1.3  the right to indemnification as provided in Section 15;

               20.2.1.4 the right to injunction, specific performance or other equitable non-monetary relief when available under applicable law;

               20.2.1.5 the right to terminate this Agreement for material breach as set forth in Section 14; and

               20.2.1.6  the right to actual damages for breach of Section 19.

            20.2.2  Allegiance's Exclusive Remedies.   Except in the case of the
                    -------------------------------
gross negligence or willful misconduct of Baxter or its Affiliates, Allegiance's exclusive remedies against Baxter for any breach of, or other act or omission arising out of or relating to, this Agreement shall be:

               20.2.2.1 the right to receive payment of amounts owed under Sections 6 and 7 hereof;

               20.2.2.2 with respect to Distributor Model transactions only, the right to require Baxter to repair or replace (at Baxter's option and expense) any Product that proves not to be in conformity with applicable labeling or specifications, and Baxter shall pay the transportation and other costs incurred by Allegiance with respect to any Products returned to Baxter for repair or replacement under this Section 20.2.2.2, or at Baxter's option, reimburse Allegiance for any such costs;

               20.2.2.3  the right to indemnification as provided in Section 15;

               20.2.2.4 the right to injunction, specific performance or other equitable non-monetary relief when available under applicable law;

               20.2.2.5 the right to terminate this Agreement for material breach as set forth in Section 14; and

               20.2.2.6  the right to actual damages for

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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

breach of Section 19.

21.  Miscellaneous Provisions.

     21.1 Notices. All notices and other communications required under this Agreement shall be in writing and shall be deemed to have been given if delivered by hand, or sent by courier or facsimile transmission (provided that in the case of facsimile transmission, a confirmation copy of the notice shall be delivered by hand or sent by courier within 2 days of transmission), addressed:

     To Baxter:

            Baxter Healthcare Corporation
            CardioVascular Group
            17221 Red Hill Avenue
            Irvine, California 92714
            Attention:  General Counsel
     with copies to:

            Baxter Healthcare Corporation
            One Baxter Parkway
            Deerfield, Illinois 60015
            Attention:  General Counsel

     if to Allegiance to:

            Allegiance Healthcare Corporation
            McGaw Park Building
            1430 Waukegan Road
            Waukegan, Illinois  60085
            Attention:  General Counsel

     with a copy to:

            Allegiance Healthcare Corporation
            McGaw Park Building
            1430 Waukegan Road
            Waukegan, Illinois  60085
            Attention:  President--Distribution

until notice of a change in address or addressee is given as provided in this
Section 21.1. All notices given in accordance with this Section 21.1 shall be effective, if delivered by hand or by courier, at the time of delivery, and, if communicated by facsimile transmission, at the time of transmission.

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PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     21.2 Entire Agreement. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof, there being no prior written or oral promises or representations not incorporated herein.

     21.3 Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois and the federal laws of the United States of America applicable therein, as though all acts and omissions related hereto occurred in Illinois. Any lawsuit arising from or related to this Agreement shall only be brought in the United States District Court for the Northern District of Illinois or the Circuit Court of Lake County, Illinois. To the extent permissible by law, the parties hereby consent to the jurisdiction and venue of such courts. Each party hereby waives, releases and agrees not to assert, and agrees to cause its Affiliates to waive, release and not assert, any rights such party or its Affiliates may have under any foreign law or regulation that would be inconsistent with the terms of this Agreement as governed by Illinois law.

     21.4 Amendment; Waiver. No amendment or modification of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized representative of the party to be bound. The waiver by either party of any particular default by the other party shall not affect or impair the rights of the party so waiving with respect to any subsequent default of the same or a different kind; nor shall any delay or omission by either party to exercise any right arising from any default by the other affect or impair any rights which the nondefaulting party may have with respect to the same or any future default.

     21.5 Severability. In the event that any of the provisions of this Agreement is held to be invalid, illegal, void or otherwise unenforceable in any jurisdiction by reason of any rule of law, administrative decision, judicial decision, public policy or otherwise, such provision shall be ineffective in such jurisdiction to the extent of such invalidity, illegality, voidness or unenforceability without affecting, impairing or invalidating the remaining provisions, if any, of this Agreement. Any such invalid, illegal, void or otherwise unenforceable provisions shall be replaced by valid and enforceable substitute provisions which are as similar as possible to such invalid, illegal, void or otherwise unenforceable provisions in terms of economic and other commercial effect upon the parties, which substitute provisions shall be established pursuant to the dispute resolution procedure set forth in Section 22.2.

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SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2
PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     21.6 Relationship of the Parties. By virtue of this Agreement, neither party constitutes the other as its agent (except as otherwise expressly provided), partner, joint venturer, or legal representative and neither party has express or implied authority to bind the other in any manner whatsoever.

     21.7 Survival. The rights and obligations of the parties under Sections 7.3, 12, 14.5, 14.6, 15, 19, 20, and 22, as well as all rights and obligations with respect to any amounts that remain unpaid under Sections 6 or 7 hereof as of the date of termination, shall survive any termination of this Agreement.

     21.8 Counterparts. For convenience of the parties hereto, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

     21.9 Records Retention. Each party will retain all information obtained or created in the course of performance hereunder in accordance with the records retention guidelines of the other party existing from time to time. Each party has advised the other of its respective guidelines as in effect on the Effective Date and will advise the other party of any subsequent changes therein.

     21.10 Beneficiaries. Except for the provisions of Section 15 hereof, which are also for the benefit of the other Persons indemnified, this Agreement is solely for the benefit of the parties hereto and their respective Affiliates, successors and permitted assigns and shall not confer upon any other Person any remedy, claim, liability, reimbursement or other right in excess of those existing without reference to this Agreement.

22.  Dispute Resolution and Arbitration.

     22.1 Escalation. The parties agree that they will attempt to settle any claim or controversy arising out of this Agreement through good faith negotiations in the spirit of mutual cooperation between business executives with authority to resolve the controversy. Prior to taking action as provided in Section 22.2, the parties shall first submit such claim or controversy to the appropriate Divisional Presidents of each party for resolution, and if such Divisional Presidents are unable to resolve such claim or controversy, either party may request that their respective chief executive officers, or their respective delegees, attempt to resolve the dispute. The officers or delegees to whom any such claim or controversy is submitted as provided above shall attempt to resolve the dispute through good faith negotiations over a reasonable period, not to exceed 30

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

days in the aggregate unless otherwise agreed. Such 30 day period shall be deemed to commence on the date of a Notice from either party describing the particular claim or controversy.

     22.2 Arbitration. Any dispute, claim or controversy arising out of or relating to this Agreement, or the breach or validity hereof, whether at common law or pursuant to any statute, regulation, rule or policy, that is not resolved by good faith negotiations in the spirit of mutual cooperation pursuant to
Section 22.1 will, upon the written request of either party, be resolved by binding arbitration conducted in accordance with the Rules of the CPR Institute for Dispute Resolution by a sole arbitrator who is a member of the National Health Lawyers Association or another mutually agreeable individual. Such arbitrator shall set a schedule for determination of such dispute that is reasonable under the circumstances. Such arbitrator shall determine the dispute in accordance with this Agreement and the substantive rules of law (but not the rules of procedure) that would be applied by a federal court sitting in Illinois. The arbitration shall take place in Lake County, Illinois. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C.
(S)(S) 1-16 and the Patent Arbitration Act, 35 U.S.C. (S) 294. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Where this Agreement provides for future agreement by the parties, failure to reach such agreement shall not constitute a dispute subject to the provisions of this Section 22 except as expressly provided otherwise.

     22.3. Injunctive Relief. Nothing contained in this Section 22 shall prevent either party from resorting to judicial process if injunctive or other equitable relief from a court is necessary to prevent serious and irreparable injury to one Party or to others. The use of arbitration procedures will not be construed under the doctrine of laches, waiver or estoppel to affect adversely either party's right to assert any claim or defense.

23.  Assignment.

     23.1. General. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, that, except as provided below, neither party may Transfer its interest in the Agreement, including Transfers by operation of law such as by way of merger or consolidation, without the prior written consent of the other party, which consent may not be unreasonably withheld.

Notwithstanding the foregoing sentence, either party may Transfer

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

its rights and obligations under this Agreement to any corporation or other entity that shall acquire all or substantially all of such party's business and assets and assume in writing all of such party's obligations hereunder and deliver a signed copy of such assumption instrument to the other party; and, upon the other party's receipt of such assumption instrument, the assigning party shall be fully released and discharged from its obligations under this Agreement. In the event of such a Transfer, the Non-Affected Party shall have the right to terminate this Agreement as provided in Section 14.

     23.2. Certain Other Transfers by Baxter. Notwithstanding the foregoing provisions of this Section 23, to the extent that (a) any Person that is not a Competitor of Allegiance shall acquire all or substantially all of Baxter's business and assets relating to any Line of Products, or (b) any Person shall acquire all or substantially all of Baxter's business and assets relating to the Products; then Baxter may Transfer the portion of its rights hereunder relating to such Line of Products or all of its rights hereunder, respectively, to such acquiring Person, provided that any such acquiring Person shall assume in writing all of Baxter's obligations hereunder which correspond to the portion of rights Transferred, and shall deliver a signed copy of such assumption instrument to Allegiance. Baxter shall remain liable for all of the obligations under this Agreement notwithstanding any such Transfer. In the event of any Transfer described in this paragraph, Allegiance shall have the right to terminate the portion of this Agreement relating to such Line of Products as provided in Section 14.

     23.3. Certain Other Transfers by Allegiance. Notwithstanding the foregoing provisions of this Section 23, to the extent that any Person shall acquire all or any portion of Allegiance's business and assets relating to the Allegiance's distribution network, Allegiance may Transfer the portion of its rights hereunder relating to such portion of its distribution network to such acquiring Person, provided that any such acquiring Person shall assume in writing the portion of Allegiance's obligations hereunder relating to the portion of the distribution network so Transferred, and shall deliver a signed copy of such assumption instrument to Baxter. Allegiance shall remain liable for all of the obligations under this Agreement notwithstanding any such Transfer. In the event of any Transfer described in this paragraph, Baxter shall have the right to terminate this Agreement as provided in Section 14.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

* * * * * *

          IN WITNESS WHEREOF, the parties have by their duly authorized officers executed this Agreement as of the date first above written.

BAXTER:                             ALLEGIANCE:
------                              ----------

BAXTER HEALTHCARE CORPORATION       ALLEGIANCE HEALTHCARE

                                    CORPORATION


By: /s/ Michael A. Mussallem        By: /s/ William L. Feather
    -------------------------           -------------------------
Name:   Michael A. Mussallem        Name:  William L. Feather

Title:  Group Vice President--      Title: Senior Vice President

          CardioVascular                      and General Counsel

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     CUSTOM/BOSPACS                SEE SCHEDULE 1                                   N/A

BEN     DURAPAC100                    DURAFLO II TREATED MEMBRANE           * * *      EA    1

BEN     DPAC200                       INCLUDES DURAPAC100, SPIRALGLD        * * *      EA    1

BEN     SPRGHSRG                      SPIRALGOLD MEMBRANE OXYGENATOR        * * *      EA    1

BEN     SPRLGD                        SPIRALGOLD MEMBRANE OXYGENATOR        * * *      CS    4

BEN     SPRLGDIC                      SPIRALGOLD MEMBRANE OXYGENATOR        * * *      EA    1

BEN     SPRLGHSR                      SPIRALGOLD MEMBRANE OXYGENATOR        * * *      EA    1

BEN     BMR1500                       RESERVOIR, HARD SHELL VENOUS          * * *      CS    4

BEN     HSR4000                       RESERVOIR, HSR4000                    * * *      CS    4

BEN     HSR4000G                      RESERVOIR, HSR4000 GOLD               * * *      CS    4

BEN     SPRLIC                        SPIRAL OXY IC RESERVOIR               * * *      EA    1

BEN     BMR1900GOLD                   DURAFLO II TREATED BMR1900 STE        * * *      CS    4

BEN     BMR800GOLD                    VENOUS RESERVOIR WITH DURAFLO         * * *      CS    4

BEN     BEN10PLS                      OXYGENATOR, ADULT BUBBLE/FILM         * * *      CS    4

BEN     BEN5                          OXYGENATOR, PEDIATRIC BUBBLE          * * *      CS    4

BEN     BI02                          OXYGENATOR INFANT BUBBLE              * * *      CS    4

BEN     BCR2500                       CARDIOTOMY RESERVOIR W/FILTER         * * *      CS    6

BEN     BCR3500                       CARDIOTOMY RESERVOIR W/FILTER         * * *      CS    6

BEN     BCR2000                       CARDIOTOMY RESERVOIR, 2 LITER         * * *      CS    6

BEN     BCR3000                       CARDIOTOMY RESERVOIR 3 LITER          * * *      CS    6

BEN     BCR3538                       CARDIOTOMY/AUTOTRANSFUSION            * * *      CS    6

BEN     CATR3500                      CARDIOTOMY AUTOTRANSFUSION            * * *      CS    6

BEN     CATRDELUX                     DELUX PACK ASSY                       * * *      CS    6

BEN     CELL3000                      AUTOTRANSFUSION SUCTION               * * *      CS    6

BEN     CELL3000F                     AUTOTRANSFUSION SUCTION               * * *      CS    6

BEN     HSRPAC                        HSR PAC                               * * *      CS    4

BEN     BCR3500GOLD                   DURAFLO II HEPARIN TREATED            * * *      CS    6

BEN     CAS6                          CARDIOPLEGIA,                         * * *      CS    12

BEN     CCASOC                        CARDIOPLEGIA, ADMINISTRATION          * * *      CS    2

                                    1 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     HE30GOLD                      BLOOD CARDIOPLEGIA HEAT               * * *      CS    4

BEN     CCASB                         CARDIOPLEGIA, COOLING AND             * * *      CS    4

BEN     CCASH                         HOLDER FOR CCASR AND MAGNETIC         * * *      EA    1

BEN     HE30H                         HE-30 CARDIOPLEGIA                    * * *      EA    1

BEN     HE30HL                        HE-30 CARDIOPLEGIA                    * * *      EA    1

BEN     CASBLG                        BLOOD CARDIOPLEGIA TABLE LINE         * * *      CS    6

BEN     SM0200                        SATURATION METER                      * * *      EA    1

BEN     SMBC0240                      SATURATION BTRY CHGR (120V)           * * *      EA    1

BEN     SMBC0242                      SATURATION BTRY CHGR (22OV)           * * *      EA    1

BEN     SMBC0243                      SATURATION BTRY CHGR (100V)           * * *      EA    1

BEN     SMBP0230                      SATURATION BATTERY PAC                * * *      EA    1

BEN     SMH0220                       SATURATION HOLDER                     * * *      EA    1

BEN     SMP0210                       SATURATION PROBE                      * * *      EA    1

BEN     OTC0250                       OPTICAL TRANSMISSION CELLS            * * *      CS    12

BEN     OTC0380                       OPTICAL TRANSMISSION CELLS            * * *      CS    12

BEN     OTC0500                       OPTICAL TRANSMISSION CELLS            * * *      CS    12

BEN     OTC0250G                      OPTICAL TRANSMISSION CELLS            * * *      CS    12

BEN     OTC0380G                      OPTICAL TRANSMISSION CELLS            * * *      CS    12

BEN     OTC0500G                      OPTICAL TRANSSUSSION CELLS            * * *      CS    12

BEN     AF1040                        FILTER, ARTERIAL ADULT 40M            * * *      CS    6

BEN     AF540                         FILTER, ARTERIAL 40MICRON             * * *      CS    6

BEN     AF1025D                       FILTER, ARTERIAL ADULT 25M            * * *      CS    6

BEN     AF1040D                       FILTER, ARTERIAL ADULT 40M            * * *      CS    6

BEN     AF540D                        FILTER, ARTERIAL 40MICRON             * * *      CS    6

BEN     4C7700                        FILTER-TRANSFUSION                    * * *      CS    24

BEN     4C7704                        FILTER TRANSFUSION-SET                * * *      CS    12

BEN     GF10                          FILTER, GAS LINE                      * * *      CS    48

BEN     RF10                          FILTER, RECIRCULATION                 * * *      CS    24

BEN     PDS200                        PLEURAL DRAINAGE SYSTEM               * * *      CS    6

                                    2 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     CBP7000                       BLOOD HAEMOCONCENTRATOR SYSTEM        * * *      CS    2

BEN     HQ7000                        QUICK-PRIME HEMOCONCENTRATOR          * * *      CS    10

BEN     HQ7005                        HQ7005 HAEMOCENTRATOR                 * * *      CS    6

BEN     HQ7005L                       HAEMOCONCENTRATOR WITH LEUR           * * *      CS    6

BEN     HQH1                          HEMOCONCENTRATOR HOLDER FOR           * * *      EA    1

BEN     C110B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C110S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C115B                         CONNECTOR, NON-STERILE                * * *      EA    1

BEN     C115S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C120B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C120S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C125B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C125S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C130B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C130S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C135B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C1355                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C140B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C140S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C145B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C145S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C220B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C220S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C225B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C225S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C230B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C230S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C235B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C235S                         CONNECTOR, STERILE                    * * *      CS    12

                                    3 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
=================================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM    UOM   QPC
=================================================================================================
BEN     C240B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C240S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C245B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C245S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C250B                         CONNECTOR, NON-STERILE                * * *      EA    1

BEN     C260B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C260S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C310B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C310S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C320B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C320S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C325B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C325S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C330B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C330S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C335B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C335S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C340B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C340S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C345B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C345S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C420B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C420S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C425B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C425S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C430B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C430S                         CONNECTOR, STERILE                    * * *      CS    12

BEN     C435B                         CONNECTOR, NON-STERILE                * * *      CS    20

BEN     C435S                         CONNECTOR, STERILE                    * * *      CS    12

                                    4 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     C440B                         CONNECTOR, NON-STERILE                * * *     CS    20

BEN     C440S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C445S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C460B                         CONNECTOR, NON-STERILE                * * *     CS    20

BEN     C460S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C465B                         CONNECTOR, NON-STERILE                * * *     EA    1

BEN     C465S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C470B                         CONNECTOR, NON-STERILE                * * *     CS    20

BEN     C470S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C475B                         CONNECTOR, NON-STERILE                * * *     CS    20

BEN     C475S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C480B                         CONNECTOR, NON-STERILE                * * *     CS    20

BEN     C480S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C485S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     C490B                         CONNECTOR, NON-STERILE                * * *     CS    20

BEN     C490S                         CONNECTOR, STERILE                    * * *     CS    12

BEN     SMTC0250                      OXYSAT TEST CELL 1/4 X 1/4            * * *     EA    1

BEN     GC12                          1/2 STRAIGHT CONNECTOR                * * *     CS    12

BEN     GC1238                        1/2 X 3/8 REDUCING CONNECTOR          * * *     CS    12

BEN     GC123838                      1/2 X 3/8 X 3/8 REDUCING Y            * * *     CS    12

BEN     GC123838L                     1/2 X 3/8 X 3/8 REDUCING Y            * * *     CS    12

BEN     GC1238L                       1/2 X 3/8 REDUCING CONNECTOR          * * *     CS    12

BEN     GC12L                         1/2 STRAIGHT CONNECTOR W/LUER         * * *     CS    12

BEN     GC14                          1/4 STRAIGHT CONNECTOR                * * *     CS    12

BEN     GC14L                         1/4 STRAIGHT CONNECTOR W/LUER         * * *     CS    12

BEN     GC14Y                         1/4 EQUAL Y CONNECTOR                 * * *     CS    12

BEN     GC14YL                        1/4 EQUAL Y CONNECTOR W/LUER          * * *     CS    12

BEN     GC316                         3/16 STRAIGHT CONN                    * * *     CS    12

BEN     GC316L                        3/16 STRAIGHT CONN W/LUER             * * *     CS    12

                                    5 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     GC38                          3/16 STRAIGHT CONNECTOR               * * *      CS    12

BEN     GC3814                        3/8 X 1/4 REDUCING CONNECTOR          * * *      CS    12

BEN     GC3814L                       3/8 X 1/4 REDUCING CONNECTOR          * * *      CS    12

BEN     GC38L                         3/8 STRAIGHT CONN W/LUER              * * *      CS    12

BEN     GC38Y                         3/8 EQUAL Y CONNECTOR                 * * *      CS    12

BEN     GC38YL                        3/8 EQUAL Y CONNECTOR W/LUER          * * *      CS    12

BEN     C521B                         DISPOSABLE LOCKNUTS                   * * *      CS    20

BEN     C521S                         DISPOSABLE LOCKNUTS                   * * *      CS    12

BEN     C531B                         DISPOSABLE LOCKNUTS                   * * *      CS    20

BEN     C531S                         DISPOSABLE LOCKNUTS                   * * *      CS    12

BEN     C532B                         DISPOSABLE LOCKNUTS                   * * *      CS    20

BEN     C532S                         DISPOSABLE LOCKNUTS                   * * *      CS    12

BEN     BCD65                         CONNECTOR DISPENSER                   * * *      EA    1

BEN     BPL12                         QUICK PRIME LINE                      * * *      CS    12

BEN     BPL48                         QUICK PRIME LINE                      * * *      CS    12

BEN     BPL48Y                        QUICK PRIME LINE                      * * *      CS    12

BEN     TF1438                        1/4 TO 3/8 VENT SUCKER                * * *      CS    5

BEN     TF3812                        3/8 TO 1/2 ARTERIAL PUMPHEAD          * * *      CS    5

BEN     PL33                          PURGE LINE                            * * *      CS    6

BEN     SCB02                         TUBING, STERILE                       * * *      CS    5

BEN     SCB06                         TUBING, STERILE                       * * *      CS    5

BEN     SDB02                         TUBING, STER 1/4 X 1/16 X 2           * * *      CS    5

BEN     SDB04                         TUBING, STER 1/4 X 1/16 X 4           * * *      CS    5

BEN     SDB06                         TUBING, STERILE                       * * *      CS    5

BEN     SDB08                         TUBING, STER 1/4 X 1/16 X 8           * * *      CS    5

BEN     SDB10                         TUBING, STER 1/4 X 1/16 X 10          * * *      CS    5

BEN     SDB12                         TUBING, STER 1/4 X 1/16 X 12          * * *      CS    5

BEN     SDC04                         TUBING, STER 1/4 X 3/32 X 4           * * *      CS    5

BEN     SDC06                         TUBING, STER 1/4 X 3/32 X 6           * * *      CS    5

                                    6 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     SDC08                         TUBING, STER 1/4 X 3/32 X 8           * * *      CS    5

BEN     SDC10                         TUBING, STER 1/4 X 3/32 X 10          * * *      CS    5

BEN     SDC12                         TUBING, STER 1/4 X 3/32 X 12          * * *      CS    5

BEN     SFB02                         TUBING, STER 3/8 X 1/16 X 2           * * *      CS    5

BEN     SFB04                         TUBING, STER 3/8 X 1/16 X 4           * * *      CS    5

BEN     SFB06                         TUBING, STER 3/8 X 1/16 X 6           * * *      CS    5

BEN     SFB08                         TUBING, STER 3/8 X 1/16 X 8           * * *      CS    5

BEN     SFB10                         TUBING, STER 3/8 X 1/16 X 10          * * *      CS    5

BEN     SFB12                         TUBING, STERILE TUBING                * * *      CS    5

BEN     SFC02                         TUBING, STERILE                       * * *      CS    5

BEN     SFC04                         TUBING, STERILE                       * * *      CS    5

BEN     SFC06                         TUBING, STERILE                       * * *      CS    5

BEN     SFC08                         TUBING, STERILE                       * * *      CS    5

BEN     SFC10                         TUBING, STERILE                       * * *      CS    5

BEN     SFC12                         TUBING, STERILE TUBING                * * *      CS    5

BEN     SHC02                         TUBING, STER 1/2 X 3/32 X 2           * * *      CS    5

BEN     SHC04                         TUBING, STER 1/2 X 3/32 X 4           * * *      CS    5

BEN     SHC06                         TUBING, STER 1/2 X 3/32 X 6           * * *      CS    5

BEN     SHC08                         TUBING, STER 1/2 X 3/32 X 8           * * *      CS    5

BEN     SHC10                         TUBING, STERILE TUBING                * * *      CS    5

BEN     GT123365L                     1/2 X 3/32 BYPASS 65 GOLD             * * *      CS    5

BEN     GT123370L                     1/2 X 3/32 BYPASS 70 GOLD             * * *      CS    5

BEN     GT141665L                     1/4 X 1/16 BYPASS 65 GOLD             * * *      CS    5

BEN     GT141670L                     114 X 1/16 BYPASS 70 GOLD             * * *      CS    5

BEN     GT383365L                     3/8 X 3/32 BYPASS 65 GOLD             * * *      CS    5

BEN     GT393370L                     3/8 X 3/32 (9.5 X 2.4) TUBING         * * *      CS    5

BEN     RBA02                         TUBING, PACK 1/3 X 1/32 X 100         * * *      EA    1

BEN     RCB02                         TUBING PACK 3/16 X 1/16 X 100         * * *      EA    1

BEN     RDB02                         TUBING, PACK 1/4 X 1/16 X 100         * * *      EA    1


                                    7 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     RDC02                         TUBING, PACK 1/4 X 3/32 X 100         * * *      EA    1

BEN     RFB02                         TUBING, PACK 3/8 X 1/16 X 100         * * *      EA    1

BEN     RFCO2                         TUBING, PACK 3/2 X 3/32 X 100         * * *      EA    1

BEN     RHB02                         TUBING, PACK 1/2 X 1/16 X 100         * * *      EA    1

BEN     RHC02                         TUBING, PACK 1/2 X 3/32 X 100         * * *      EA    1

BEN     AFH                           HOLDER, FILTER                        * * *      EA    1

BEN     AFHE                          EXTENSION ARTL FILTER HOLDER          * * *      EA    1

BEN     BCMHL                         HOLDER, BCM OXYGENATOR                * * *      EA    1

BEN     BOS2H                         HOLDER. INFANT OXYGENATOR             * * *      EA    1

BEN     BOSCMSL                       SAMPLE LINE ARTERIAL/VENOUS           * * *      CS    12

BEN     HQD90                         RIGHT ANGLE HANSEN QUICK              * * *      CS    2

BEN     UNIVOXHL                      HOLDER FOR UNIVOX MEMBRANE            * * *      EA    1

BEN     UNIVOXHLA                     HOLDER ADAPTOR FOR UNIVOX             * * *      EA    1

BEN     UNIVOXHLB                     BACK PLATE HOLDER FOR UNIVOX          * * *      EA    1

BEN     UPA3814G                      PERFUSION ADAPTER W/ DURAFLO          * * *      CS    12

BEN     VOXHLB                        HOLDER VOXHLB                         * * *      EA    1

BEN     3500HL                        GAS MIXER                             * * *      EA    1

BEN     CARDH                         HOLDER FOR CARDIOTOMY                 * * *      EA    1

BEN     CATRCP                        CONVERSION/DRAINAGE PAC FOR           * * *      CS    6

BEN     CATRPAC                       PACCONVERSION                         * * *      CS    6

BEN     CATRDS                        DRAINAGE SET, AUTOTRANSFUSION         * * *      CS    6

BEN     CATRFM                        CATR 3500 DISPOSABLE FLOW             * * *      CS    12

BEN     CATRH                         HOLDER, FOR CARDIOTOMY                * * *      EA    1

BEN     CATRICU                       CATR-3500 ICU CONVERSION SET          * * *      CS    6

BEN     BAGW                          MEDICAL WASTE BAG                     * * *      CS    50

BEN     HAMPER                        MEDI WASTE HAMPER                     * * *      EA    1

BEN     HSRA                          HOLDER, ADAPTER                       * * *      EA    1

BEN     HSRH                          HOLDER, HSR4000 POST-OP               * * *      EA    1

BEN     S099                          SUCTION WAND-RMI                      * * *      CS    10

                                    8 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM   UOM   QPC
===============================================================================================
BEN     S100                          YANKAUER SUCTION HANDLE               * * *      CS    2

BEN     THERMA                        THERMISTOR PROBE                      * * *      EA    1

BEN     TIEGUN                        STA STRAP GUN                         * * *      EA    1

BEN     40TEDDYS                      BEAR, BABYVOX/BENTLEY                 * * *      EA    1

BEN     MANH                          MANIFOLD HOLDER                       * * *      EA    1

BEN     RS1200CS                      POLE SET                              * * *      EA    1

BEN     CELL3243                      COMPLETE CELL SAVER PAC               * * *      CS    4

BEN     CELL3243F                     ONE CSP243, ONE CSP208, AND           * * *      CS    4

BEN     CELL3263                      1 CSP263, 1 CSP208, 1 CELL3000        * * *      CS    4

BEN     CELL3263F                     ONE CSP263, ONE SCP208                * * *      CS    4

BEN     CELL4241                      CELL SAVER KIT WITH 241/208           * * *      CS    4

BEN     CELL4261                      ONE CSP261. ONE CSP208                * * *      CS    4

BEN     CELL4261F                     ONE CSP261, ONE CSP208                * * *      CS    4

BEN     CSP3000                       COMPLETE CELL SAVER PAC               * * *      CS    4

BEN     CSP3043                       1 CSP243, CSP208 & BCR.3000           * * *      CS    4

BEN     CSP3063                       ONE CSP263, ONE CSP208,               * * *      CS    4

BEN     CSP3500                       COMPLETE CELL SAVER PAC               * * *      CS    4

BEN     CSP3343                       1 BCR3500/1 CSP243/1 CSP208           * * *      CS    4

BEN     CSP3563                       1 CSP263, 1 CSP208. 1 BCR5S00         * * *      CS    4

BEN     CSP3573                       CSP173, CSP208, BCR3500               * * *      CS    4

BEN     CSP4543                       CSP4543                               * * *      CS    4

BEN     CSP4561                       ONE CSP261, ONE CSP208,               * * *      CS    4

BEN     CSP160                        HAEMO LITE 2 FAST PACK (100ML)        * * *      CS    2

BEN     CSP162                        HAEMO-LITE 2 FAST PACK                * * *      CS    2

BEN     CSP170                        HAEMOLITE 2 PLUS 100 ML BOWL          * * *      CS    2

BEN     CSP172                        HAEMOLITE 2 PLUS 200ML BOWL           * * *      CS    2

BEN     CSP172F                       HAEMOLITE 2 PLUS 200ML BOWL           * * *      CS    2

BEN     CSP180                        HAEMOLITE 3 FAST PACK 125ML           * * *      CS    4

BEN     CSP192FJ                      HAEMOLITE 3 FAST PACK 125 ML          * * *      CS    4

                                    9 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                       13-Aug-96
==================================================================================================
 DIV        MODEL           SIZE               DESCRIPTION                PRICE/UOM     UOM    QPC
==================================================================================================
BEN     CSP250                        CELL SAVER FAST PACK                  * * *       CS     2

BEN     CSP250                        CELL SAVER FAST BACK                  * * *       CS     2

BEN     CSP255                        CELL SAVER LOW VOLUME FAST            * * *       CS     2

BEN     CSP260                        CELL SAVER 5 FAST PACK 225ML          * * *       CS     4

BEN     CSPZ60F                       CELL SAVER 5 FAST PACK 225ML          * * *       CS     4

BEN     CSP265                        HIGH SPEED, LOW VOLUME CELL           * * *       CS     4

BEN     CSP265F                       HIGH SPEED, LOW VOLUME CELL           * * *       CS     4

BEN     CSP125                        PEDIATRIC CELL SAVER PAC              * * *       CS     8

BEN     CSP161                        HAEMO LITE 2 BOWL SET (100ML)         * * *       CS     20

BEN     CSP163                        CELL SAVER HAEMO-LITE 2 BOWL          * * *       CS     20

BEN     CSP173                        HAEMOLITE 2 PLUS 200ML BOWL           * * *       CS     20

BEN     CSPl8l                        HAEMOLITE 3 125ML BOWL SET            * * *       CS     8

BEN     CSP182                        HAEMOLITE 3 225ML FAST PACK           * * *       CS     4

BEN     CSP182F                       HAEMOLITE 3 FAST PAC                  * * *       CS     4

BEN     CSP183                        HAEMOLITE 3 225ML BOWL SET            * * *       CS     8

BEN     CSP225                        CELL SAVER PAC                        * * *       CS     8

BEN     CSP231                        PED OH PAC W/ BOSS BOWL               * * *       CS     8

BEN     CSP233                        OH PACK, WITH BOSS BOWL               * * *       CS     8

BEN     CSP241                        HAEMONETICS CSP 241                   * * *       CS     8

BEN     CSP243                        CELL SAVER BASIC HIGH SPEED PA        * * *       CS     8

BEN     CSP243A                       CELL SAVER HI-SPD PK/MODIFIED         * * *       CS     8

BEN     CSP243B                       HIGH SPEED CELL SAVER PACK            * * *       CS     8

BEN     CSP261                        CELL SAVER5 LOW VOLUME BOWL SE        * * *       CS     8

BEN     CSP263                        CELL SAVER5 HGH SPEED BOWL SE         * * *       CS     8

BEN     CSP217                        1 EA CSP210 1 EA CSP208               * * *       CS     10

BEN     CSP500                        PLASMA SAVER SET                      * * *       CS     16

BEN     CSP183J                       HAEMOLITE 3 225ML BOWL SET            * * *       CS     8

BEN     CSP20                         CELL SAVER SUCTION ASSEMBLY           * * *       CS     20

                                   10 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM     UOM    QPC
==================================================================================================
BEN     CSP208                        ASSEMBLY, BASIC A&A                   * * *       CS    20

BEN     CSP207                        CELL SAVER COLLECTION                 * * *       CS    4

BEN     CSP220                        20 UM MICROFILTER RESERVOIR           * * *       CS    4

BEN     CSP1O                         PLASMA PAC SEQUESTERING               * * *       CS    8

BEN     CSP15600                      STEP DOWN ADAPTER                     * * *       CS    20

BEN     CSP16401                      1/8" WOUND DRAINAGE LINES             * * *       CS    20

BEN     CSP16402                      1/4" WOUND DRAINAGE LINES             * * *       CS    20

BEN     CSP165                        HAEMO-LITE 2 REINFUSION BAG           * * *       CS    40

BEN     CSP167                        Y CONNECTOR WITH CHECKVALVE           * * *       CS    20

BEN     CSP168                        Y CONNECTOR WITH 5 FT A&A LINE        * * *       CS    20

BEN     CSP210                        LINER AUTOTRANSFUSION                 * * *       CS    16

BEN     CSP221                        COLLECT FIRSTKIT W/20M RESERVO        * * *       CS    8

BEN     CSP240                        HAEMONETICS CSP-240                   * * *       CS    8

BEN     CSP244                        CELL SAVER BASIC HIGH SPEED PA        * * *       CS    8

BEN     CSP245                        RENFUSION BAG HIGH SPEED              * * *       CS    40

BEN     CSP246                        WASTE BAG HIGH SPEED                  * * *       CS    20

BEN     CSP247                        CELL SAVER BASIC HIGH SPEED PA        * * *       CS    12

BEN     CSP400                        R.I.S DISPOSABLE SET                  * * *       EA    1

BEN     CSP5606                       BAGS, WASTE                           * * *       CS    50

BEN     CSP7204                       ANTICOAGULANT CONCENTRATE             * * *       CS    50

BEN     CSP166                        HAEMO-LITE 25-LITER WASTE             * * *       CS    20

BEN     CSP200                        CELL SAVER COLLECTION                 * * *       CS    4

BEN     CSP120                        1.2 LT COLLECTION RESERVOIR           * * *       CS    6

BEN     CSP140                        1.2 LT COLLECTION RESERVOIR           * * *       CS    6

BEN     CSP205                        3.0 LT COLLECTION RESERVOIR           * * *       CS    4

BEN     BENCHR                        PERFUSION CHAIR                       * * *       EA    1


BEN     Divsion                       Total Models  314

                                   11 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                       13-Aug-96

================================================================================================
 DIV       MODEL            SIZE               DESCRIPTION                PRICE/UOM    UOM   QPC
================================================================================================
CC     782HF75                       SWAN GANZ VIP OXIMETRY CATHETER          * * *     EA    1

CC     93A-741H-7.5F                 OXIMETER T.D. SAT-2 CATHETER             * * *     EA    1

CC     93A-750H-7.5F                 SWAN GANZ EFV/OTD 21 CM                  * * *     EA    1

CC     93A-754H-7.5F                 SWAN GANZ EFV/OTD 24CM                   * * *     EA    1

CC     93A-780H-7.5F                 OXIMETER P.P. SAT 2 CATHETER             * * *     EA    1

CC     93A-783H-7.5F                 QE3/ABBOTT COMPATABLE                    * * *     EA    1

CC     93A-431H-7.5F         NEW     SWAN-GANZ EJECTION FRACTION              * * *     EA    1

CC     93A-434H-7.5F                 THERMODILUTION EJECTION                  * * *     EA    1

CC     93A-439H-7.5F                 EJECTION FRACTION VOLUMETRIC             * * *     EA    1

CC     93A-759-7.5F                  EFV/OX TD ELECTRODE FREE                 * * *     EA    1

CC     93A-759H-7.5F                 SWAN GANZ EFV/OX TD N                    * * *     EA    1

CC     93A-794H-8F           BB      SWAN GANZ HEPARIN COATED                 * * *     EA    1

CC     139H-7.5F                     SWAN GANZ CONTINUOUS CARDIAC             * * *     EA    1

CC     JP7140019                     PID REF JAPANESE                         * * *     EA    1

CC     70216H                        7F DOUBLE LUMEN, 16CM HEPARIN            * * *     CS    5

CC     70216HK                       7F DOUBLE LUMEN, 16CM HEPARIN            * * *     CS    5

CC     70216HK1                      7 FR DOUBLE LUMEN W/ INTERLINK           * * *     CS    5

CC     70216HS                       7F DOUBLE LUMEN, 16CM HEPARIN            * * *     CS    5

CC     70216HS1                      7 FR DOUBLE LUMEN W/ INTERLINK            * * *     CS    5

CC     70220H                        7F DOUBLE LUMEN, 20CM HEPARIN            * * *     CS    5

CC     70220HK                       7F DOUBLE LUMEN, 20CM HEPARIN            * * *     CS    5

CC     70220HK1                      7 FR DOUBLE LUMEN W/INTER LINK           * * *     CS    5

CC     70220HS                       7F DOUBLE LUMEN, 20CM HEPARIN            * * *     CS    5

CC     70316H                        7F TRIPLE LUMEN, 16CM HEPARIN            * * *     CS    5

CC     70316HK                       7F TRIPLE LUMEN, 16CM HEPARIN            * * *     CS    5

CC     70316HKI                      7 FR TRI LUMEN W/ INTERLINK              * * *     CS    5

CC     70316HS                       7F TRIPLE LUMEN, 16CM HEPARIN            * * *     CS    5

CC     70316HS1                      7 FR TRI LUMEN W/ INTERLINK              * * *     CS    5

CC     70320H                        7F TRIPLE LUMEN, 20CM HEPARIN            * * *     CS    5

                                   12 0F 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                       13-Aug-96

================================================================================================
 DIV       MODEL            SIZE               DESCRIPTION                PRICE/UOM    UOM   QPC
================================================================================================
CC     70320HI                       7F TRI LUMEN, W/ INTERLINK               * * *     CS    5

CC     70320HK                       7F TRIPLE LUMEN, 20CM HEPARIN            * * *     CS    5

CC     70320HK1                      7 FR. TRI LUMEN W/ INTERLINK             * * *     CS    5

CC     70320H                        7F TRIPLE LUMEN, 20CM HEPARIN            * * *     CS    5

CC     70320HS1                      7 FR TRI LUMEN W/ INTERLINK              * * *     CS    5

CC     70320K                        7FR TRIPLE LUMEN, 20 CM KIT              * * *     CS    5

CC     711-08-16G                    CENTRAL VENOUS CATHETER                  * * *     CS    40

CC     711-1K05-20G                  CVC EXPENDED KIT                         * * *     CS    10

CC     711-1K08-16G                  CENTRAL VENOUS CATHETER                  * * *     CS    10

CC     711-1K12-16G                  POLYURETHANE, 12 IN, 16GA                * * *     CS    10

CC     711-K08-16G                   CENTRAL VENOUS CATH BASIC KIT            * * *     CS    10

CC     M11420K                       7F SINGLE LUMEN 14GA/20CM KIT            * * *     CS    5

CC     M11620HK                      7F SINGLE LUMEN 16GA/20CM KIT            * * *     CS    5

CC     M11620HKI                     7F SINGLE LUMEN 16GA/20CM KIT            * * *     CS    5

CC     M11620K                       7F SINGLE LUMEN 16GA/20CM KIT            * * *     CS    5

CC     M27716HS                      7FR,DBL LUM,16CM HEPARIN SET             * * *     CS    5

CC     M3716HS                       7FR,TRPL LUM,16CM HEPARIN SET            * * *     CS    5

CC     217026                        SLIDE MODULE ON THEORY                   * * *     EA    1

CC     217029                        WAVEFORM ANALYSIS-SLIDE                  * * *     EA    1

CC     217032                        CARDIOPULMONARY PROFILE                  * * *     EA    1

CC     217051                        SLIDE MODULE ON CONTINUOUS               * * *     EA    1

CC     93-130-5F                     SWAN-GANZ PEDIATRlC                      * * *     EA    1

CC     93A-19OH-8F                   PULMONARY ANG CATHETER                   * * *     EA    1

CC     93A-191-7F                    PULMONARY ANGIOGRAPHY                    * * *     EA    1

CC     93A-191-8F                    PULMONARY ANGIOGRAPHY                    * * *     EA    1

CC     93A-191H-7F                   PULMONARY ANG CATHETER                   * * *     EA    1

CC     93A-191H-8F                   PULMONARY ANG CATHETER                   * * *     EA    1

CC     93-132-5F                     SWAN-GANZ PEDIATRIC 75CM LNGTH           * * *     EA    1

CC     93A-991H-8F                   8F S-G A/V PACEPORT TD CATH              * * *     EA    1

                                   13 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM    UOM    QPC
==================================================================================================
CC     94-030-2.5F                   EDSLAB BALLOONLESS 2.5F TD               * * *     EA    1

CC     C145HF6                       SWAN GANZ TRUE SIZE C-TIP                * * *     EA    1

CC     T173H-6F                      6F SWAN GANZ HC                          * * *     EA    1

CC     97-K140H-5F                   SWAN GANZ VIP BIPOLAR PACING             * * *     EA    1

CC     98-100                        CHANDLER TRANS V-PACING PROBE            * * *     EA    1

CC     98-100H                       CHANDLER TRANSL.V-PACrNG PROBE           * * *     EA    1

CC     98-500                        RANSLUMNAL A-PACING PROBE                * * *     EA    1

CC     98-500H                       TRANSLUMINAL A-PACING PROBE              * * *     EA    1

CC     93-116-4F                     SWAN-GANZ FLOW DIRECTED                  * * *     EA    1

CC     111F7                         SG DBL LUMEN MONITOR CATH 7FR            * * *     EA    1

CC     114F7                         SG TRIPLE LUM MONITORING CATH            * * *     EA    1

CC     115F7                         SWAN-GANZ TRIPLE LUMEN                   * * *     EA    1

CC     123F6                         SWAN-GANZ FLOW DIRECTED                  * * *     EA    1

CC     123GF6                        SWAN GANZ FLOW DIRECTED                  * * *     EA    1

CC     93-110.5F                     SWAN-GANZ FLOW DIRECTED                  * * *     EA    1

CC     93-117.5F                     SWAN-GANZ FLOW DIRECTED                  * * *     EA    1

CC     S111F7                        SWAN-GANZ S-TIP FLOW DIRECTED            * * *     EA    1

CC     T111F7                        SG DBL LUM MONITOR CATH/TORQUE           * * *     EA    1

CC     T123F6                        HI TORQUE SG FLOW DIRECTED               * * *     EA    1

CC     131-7F                        SWAN GANZ TD CATHETER                    * * *     EA    1

CC     131F7                         SWAN GANZ TD CATHETER                    * * *     CS    5

CC     131H-7F                       SWAN-GANZ TD CATHETERS W/                * * *     EA    2

CC     131HF7                        SWAN-GANZ TD CATHETERS W/                * * *     CS    5

CC     131HVF7                       TD CATH W/CONTAMINATION SHIELD           * * *     EA    1

CC     132F5                         SWAN-GANZ PEDIATRIC 75CM LNGTH           * * *     EA    1

CC     141H-7F                       HI-SHORE TD WITH AMC THROMBO-            * * *     EA    1

CC     831F75                        SWAN-GANZ TD VIP CATHETER                * * *     CS    5

CC     831HF75                       SWAN-GANZ TD VIP CATHETER                * * *     CS    5

CC     831HVF75                      VIP CATH W/CONTAMINATION SHIEL           * * *     EA    1

                                   14 0F 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM    UOM    QPC
==================================================================================================
CC     93-200-7F                     SWAN-GANZ PACING TD CATHETER             * * *     EA    1

CC     93-200H-7F                    PACING TD WITH 2 VENTRICULAR             * * *     EA    1

CC     93-205H-7F                    HEPARIN NORMAL HEART                     * * *     EA    1

CC     93A-141-7F                    SWAN-GANZ TD CATHETER                    * * *     EA    1

CC     93A-741-7.5F                  OXIMETER T.D. SAT-2 CATH                 * * *     EA    1

CC     93A-831-7.5F                  SWAN-GANZ TD VIP CATHETER                * * *     EA    1

CC     93A-831H-7.5F                 SWAN-GANZ TD VIP CATHETER                * * *     EA    1

CC     93A-834H-7.5F                 SWAN GANZ THERMODILUTION                 * * *     EA    1

CC     93A-931H-7.5F                 TD PACEPORT WITH AMC THROMBO-            * * *     EA    1

CC     C144-7F                       SWAN GANZ TRU SIZE C-TIP                 * * *     EA    1

CC     C144H-7F                      SWAN GANZ TRU SIZE C-TIP                 * * *     EA    1

CC     PCHBLK                        100 EA PACEPORT SWAN GANZ                * * *     CS    100

CC     S144-7F                       SWAN GANZ TRU SIZE S-TIP                 * * *     EA    1

CC     S144H-7F                      SWANGANZ S-TIP CONTROLCATH TD            * * *     EA    1

CC     096F6                         SWAN GANZ T.D. CATHETER                  * * *     EA    1

CC     151-7F                        SWAN-GANZ TD CATHETER W/S-TIP            * * *     EA    1

CC     151H-7F                       SWAN-GANZ TD CATHETER W/S-TIP            * * *     EA    1

CC     93A-143HT-7F                  PKG ASSY 93A-143H-7F                     * * *     EA    1

CC     93A-143T-7F                   SWAN GANZ CARDIOCATH                     * * *     EA    1

CC     97-120-5F                     SWAN GANZ BIPOLAR                        * * *     EA    1

CC     97-130-5F                     SWAN-GANZ BIPOLAR                        * * *     EA    1

CC     97-K12-5F                     SIPOLAR PACING CATHETER KIT,             * * *     EA    1

CC     97-K13-5F                     BIPOLAR PACING CATHETER                  * * *     EA    1

CC     744H-7.5F                     CCO/SVO2 SWAN GANZ CATHETER              * * *     EA    1

CC     7468F                         SWAN GANZ CCO/SV02/VIP                   * * *     EA    1

CC     746H-8F                       SWAN GANZ CCO/SV02/VIP                   * * *     EA    1

CC     93-505                        FLOW THROUGH HOUSING                     * * *     CS    8

CC     93-520                        CO-SET:BUCKET                            * * *     CS    6

CC     93-521                        CO-SET:BRACKET                           * * *     EA    1

                                   15 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM    UOM    QPC
==================================================================================================
CC     93-650                        CO-SET SYRINGE                           * * *     CS    5

CC     702-741H-7.5F         SO      EDSLAB CVP 02 SAT CATH                   * * *     EA    1

CC     792019F5                      5F EDSLAB DOUBLE LUMEN                   * * *     EA    1

CC     793013A                       5F EDSLAB HYTREL URETHANE TD             * * *     EA    1

CC     793043                        4F SWAN GANZ THERMODILUTION              * * *     EA    1

CC     793046                        5F SWAN GANZ TD CATH                     * * *     EA    1

CC     794013                        7.5F VIP THERMODILUTION 10CM             * * *     EA    1

CC     796018                        RIGHT EJECTION FRACTION GUIDE            * * *     EA    1

CC     797005                        5F SWAN-GANZ THERMODILUTION              * * *     EA    1

CC     93-134-7F                     EDSLAB TD CATHETER                       * * *     EA    1

CC     93-167-7F                     7F SWAN GANZ PULMONARY                   * * *     EA    1

CC     93-631-5.5F           BB      SWAN GANZ OXIMETRY TD CATH               * * *     EA    1

CC     93-631H-5.5F          BB      SWAN GANZ OXIMETRY TD CATH               * * *     EA    1

CC     93A-095-7F                    SWAN GANZ T.D. CATHETER                  * * *     EA    1

CC     93A-100-5F                    SWAN GANZ T.D. CATHETER                  * * *     EA    1

CC     93A-105-5F                    SWAN GANZ TD CATHETER                    * * *     EA    1

CC     93A-124-5F                    SWAN GANZ THERMODILUTION CATH            * * *     EA    1

CC     93A-140H-7F                   7F THERMODILUTION CATHETER               * * *     EA    1

CC     93A-161H-7F                   SWAN GANZ HEPARIN HI-SHORE               * * *     EA    1

CC     93A1451H-7.5F         BB      SWAN GANZ ELECTRODE FREE                 * * *     EA    1

CC     93A-780-7.5F                  OXIMETER P.P. SAT 2 CATH                 * * *     EA    1

CC     93A-794-8F                    SWAN GANZ REF/OX PACEPORT CATH           * * *     EA    1

CC     93A-821H-7.5F         BB      SWAN GANZ GUIDEWIRE TD CATH              * * *     EA    1

CC     93A-834-7.5F                  SWAN GANZ THERMODILUTION                 * * *     EA    1

CC     93A-841-7.5F                  HI SHORE VIP TD W/8014 BALLOON           * * *     EA    1

CC     93A-931-7.5F                  TD PACEPORT                              * * *     EA    1

CC     93A-991-8F                    8F SWAN GANZ A-V PACEPORT                * * *     EA    1

CC     94-010-4F                     EDSLAB SURGICAL TD CATHETER              * * *     EA    1

CC     94-011-3F                     EDSLAB 3F TD PROBE AND 3.5F              * * *     EA    1

                                   16 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM    UOM    QPC
==================================================================================================
CC     94-012-4F                     EDSLAB 4F TD PROBE                       * * *     EA    1

CC     TF002A-7F                     7F SWAN GANZ TRUE SIZE                   * * *     EA    1

CC     TOE135H-7.5F                  7.5F SWAN GANZ PACING TD 02              * * *     EA    1

CC     TS05H-7F                      SWAN GANZ HEPARIN COATED                 * * *     CS    5

CC     TS060H-6F                     SWAN GANZ HEPARIN TRUE SIZE              * * *     EA    1

CC     TS064-5F                      5F SWAN GANZ TRUE SIZE                   * * *     EA    1

CC     TS088H-6F                     6F SWAN GANZ TRUE SIZE TD                * * *     EA    1

CC     TS094H-3F                     3F SWAN GANZ                             * * *     EA    1

CC     TS105-5F                      5F SWAN GANZ TRUE SIZE TD                * * *     EA    1

CC     TS110H-7.5F                   7.5F SWAN GANZ TD CATH                   * * *     EA    1

CC     TS112H-8F                     8F SWAN GANZ TD W/LARGE DISTAL           * * *     EA    1

CC     TV024-5F                      SWAN GANZ TRUE SIZE VIP TD,              * * *     EA    1

CC     TV046H-7.5F                   SWAN GANZ HEPARIN VIP TD                 * * *     EA    1

CC     TV049H-7.5F                   SWAN GANZ VIP HEPARIN TD CATH            * * *     EA    1

CC     TV106H-7.5F                   7.5F SWAN GANZ HI-SHORE VIP TD           * * *     EA    1

CC     93A-113-7F                    SWAN-GANZ TD                             * * *     EA    1

CC     93A-301-7F                    SWAN-GANZ TD CATHETER, IL COC            * * *     EA    1

CC     790022                        7F S.G. DL CATH WTTli                    * * *     EA    1

CC     791031                        4F SWAN GANZ MONITORING CATH             * * *     EA    1

CC     702741H7.5F MOD               7.5F EDSLAB TD OXIMETRY CATH             * * *     EA    1

CC     794009                        4F EDSLAB TRIPLE LUMEN 02 SAT            * * *     EA    1

CC     795007                        4F SWAN GANZ TRIPLE LUMEN                * * *     EA    1

CC     93-164-4F                     SWAN GANZ PEDIATRIC                      * * *     EA    1

CC     93-166-6F                     SWAN GANZ PEDIATRIC                      * * *     EA    1

CC     94-015-4F         SO          EDSLAB DOUBLE LUMEN 02 SAT               * * *     EA    1

CC     94-015H-4F        SO          EDSLAB DOUBLE LUMEN 02 SAT               * * *     EA    1

CC     94-040-4F         SP          EDSLAB DOUBLE LUMEN 02 SAT               * * *     EA    1

CC     94-040H-4F        SP          EDSLAB DOUBLE LUMEN 02 SAT               * * *     EA    1

CC     MW054-5F                      SWAN GANZ TRUE SIZE MONITORING           * * *     EA    1

                                   17 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM    UOM    QPC
==================================================================================================
CC     MW171-6F                      EDSLAB MONITORING CATHETER               * * *     EA    1

CC     OW050H-4F                     EDSLAB HEPARIN COATED DL 02              * * *     EA    1

CC     OW052H-7F                     EDSLAB TRUE SLZE OXIMETRY CATH           * * *     EA    1

CC     OW081H-5F                     5F EDSLAB DL 02                          * * *     EA    1

CC     OW082H-4F                     4F EDSLAB OX CATH WITH DISTAL            * * *     EA    1

CC     OW173H-4F                     4F OXIMETRY CATHETER WITH                * * *     EA    1

CC     0W174H-5F                     5F EDSLAB DOUBLE LUMEN 0 (2)             * * *     EA    1

CC     OX153H-2.5F                   2.5F OXIMETER PROBE W/AMC(TM)            * * *     EA    1

CC     PE074-5F                      5F SG BIPOLAR PACING FEMORAL             * * *     EA    1

CC     PE075-5F                      5F SG BIPOLAR PACING SVC INS             * * *     EA    1

CC     PO144H-7.5F                   7.5F EDSLAB 0(2) CATH                    * * *     EA    1

CC     TF002CH-7F                    7F SWAN GANZ TRUE SIZE TD                * * *     EA    1

CC     TF002H-7F                     SWAN GANZ TRUE SIZE HI SHORE             * * *     EA    1

CC     TF009H-6F                     SWAN GANZ TRUE SIZE HI SHORE             * * *     EA    1

CC     TF026H-7.5F                   SWAN GANZ HEPARlN COATED                 * * *     EA    1

CC     TF045H-7.5F                   SWAN GANZ HEPARIN COATED DUAL            * * *     EA    1

CC     TF093H.7.5F                   7.5F SWAN GANZ HI SHORE REF TD           * * *     EA    1

CC     TFN023H-7.5F                  HI SHORE HEPARIN REF/TD                  * * *     EA    1

CC     TN178H-7F                     7F SWAN GANZ THER.MODILUTION             * * *     EA    1

CC     TO017H-7.5F                   SWAN GANZ HEPARIN COATED                 * * *     EA    1

CC     TOF068H-7.5F                  7.5F SWAN GANZ REF/OX                    * * *     EA    1

CC     TON179H-7.5F                  7.5F CCO/SV02/VIP THERMO-                * * *     EA    1

CC     TP157H-7.5F                   7.5F SWAN-GANZ FLOW DIRECTED             * * *     EA    1

CC     TS158H-7.5F                   7.5F SWAN-GANZ TD CATHETER               * * *     EA    1

CC     TS160H-7F                     7F SWAN-GANZ HI-SHORE                    * * *     EA    1

CC     TS172H-6F                     6F EDWARDS SWAN-GANZ TRUE SIZE           * * *     EA    1

CC     TV167H-8F                     SWAN GANZ VIP THERMODILUTION             * * *     EA    1

CC     798008                        140CM LENGTH 24CM PORT RIGHT-            * * *     EA    1

CC     174H-7F                       7F SWAN GANZ TORQUE SUPPORT              * * *     EA    1

                                   18 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM    UOM    QPC
==================================================================================================
CC     791023A                       7F SWAN GANZ PULMONARY                   * * *     EA    1

CC     SCC-31CV0001                  CENTRAL VENOUS KIT-SPECIAL ORD           * * *     CS    10

CC     SCC-59CV0001                  CENTRAL VENOUS SPEC ORDER                * * *     CS    8

CC     793011                        4F SWAN GANZ THERMODILUTION              * * *     EA    1

CC     SCC-26PA0003                  INTRODUCER SPECIAL ORDER KIT             * * *     CS    6

CC     SCC-32PA0002                  INTRODUCER SPECIAL ORDER KIT             * * *     CS    10

CC     SCC-59PA0017                  INTRODUCER SPECIAL ORDER KIT             * * *     CS    6

CC     A3501BF85                     BAXTER CANADA                            * * *     CS    10

CC     S5012F85                      8.5F INTRO CDP KIT FOR MCALLEN           * * *     CS    10

CC     SCC-653B-8.5F                 HOLLAND- INTRODUCER SPECIAL              * * *     CS    10

CC     SCC-A452B-8.5F                TB VALVE INTRODUCER KIT 8.5F             * * *     CS    10

CC     SCC-A652B-8.5F                TB VALVE INTRODUCER KIT 8.5F             * * *     CS    10

CC     791014                        7F DOUBLE BALLON CATHETER                * * *     EA    1

CC     793049                        7.5F SWAN GANZ WITH 8/14                 * * *     EA    1

CC     796                           SP/OR CUSTOMS                            * * *     EA    1

CC     798                           SP/OR CUSTOMS                            * * *     EA    1

CC     799                           SP/OR CUSTOMS                            * * *     EA    1

CC     93-600                        CO-SET:DELIVERY SYSTEM FOR               * * *     CS    10

CC     93-610                        CO-SET:DELIVERY SYSTEM FOR               * * *     CS    10

CC     93-611                        CO-SET SPECIAL ORDER                     * * *     CS    8

CC     9520A-L                       DEMO/LOANER REPAIR FLEET                 * * *     EA    1

CC     COM-2 SYS A       PRINTER     COM-2 SYSTEM A WITH A PRINTER            * * *     EA    1

CC     COM-2 SYSA/I      100v        COM-2 SYSTEM INTERNATIONAL               * * *     EA    1

CC     COM-2 SYSA/I      115V        COM 2 SYS AC-ONLY INT                    * * *     EA    1

CC     COM-2 SYSA/I      220V        COM 2 SYS AC-ONLY INT                    * * *     EA    1

CC     COM-2 SYSB/I      220V        COM-2 SYS AC/DC INTERNATIONAL            * * *     EA    1

CC     COM-2P                        COM-2 WITH PRINTER AC/DC UNIT            * * *     EA    1

CC     COM-2P-115                    COM-2P 115                               * * *     EA    1

CC     COM-2P-II5-R                  REFURBISHED                              * * *     EA    1

                                   19 0F 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                         13-Aug-96

==================================================================================================
 DIV        MODEL         SIZE               DESCRIPTION                  PRICE/UOM    UOM    QPC
==================================================================================================
CC     COM-2P-R          220V        ASSY, CARDIAC OUTPUT COMPUTER,           * * *     EA    1

CC     9515A                         9515-A SIMULATER                         * * *     EA    1

CC     COM-2-AD          115v        ASSY, AC ADAPTER 115V                    * * *     EA    1

CC     COM-2-PC                      COM-2 POWER CORD                         * * *     EA    1

CC     COM-2CC                       PKG ASSY CONN CABLE, COM-2               * * *     EA    1

CC     COM-2FS                       PKG ASSY FOOT SWITCH, COM-2              * * *     EA    1

CC     COM-20P                       OPS, MANUAL COM-2                        * * *     EA    1

CC     COM-2PP                       PKG ASSY PRINTER PAPER COM-2             * * *     EA    1

CC     SAT-2R            115V        SAT-2 115V UNIT REFURBISHED              * * *     EA    1

CC     SAT-2R            220V        SAT-2 220V UNIT                          * * *     EA    1

CC     OM-2                          OPTICAL MODULE II                        * * *     EA    1

CC     OM-2R                         OPTICAL MODULE II                        * * *     EA    1

CC     40-OP1                        REF OP MANUAL                            * * *     EA    1

CC     40-PLC                        PATIENT LEAD CABLE                       * * *     EA    1

CC     60-EXT                        SENSOR EXTENSION CABLE                   * * *     EA    1

CC     DS-100A                       ADULT DIGIT OXYGEN TRANSDUCER            * * *     EA    1

CC     30-AD-115V                    AC ADAPTER, 115V                         * * *     EA    1

CC     30-AD-115V-R                  REFURB AC ADAPTER COM-1                  * * *     EA    1

CC     30-AD-220V                    AC ADAPTER, 220V                         * * *     EA    1

CC     30-BY                         COM-1 BATTERY                            * * *     EA    1

CC     30-CC                         COM-1 CONNECTING CABLE                   * * *     EA    1

CC     30-FS                         COM-1 FOOTSWITCH                         * * *     EA    1

CC     30-MM                         COM-1 MAINTENANCE MANUAL                 * * *     EA    1

CC     30-OP                         OPERATIONS MANUAL                        * * *     EA    1

CC     59-PTS                        PRESSURE TRANSDUCER SIMULATOR            * * *     EA    1

CC     59-PTSA                       ADAPTOR CABLE - SUMMIT                   * * *     EA    1

CC     59-UCAL                       UTAH UNIFLOW TESTER                      * * *     EA    1

CC     9460A                         CONNECTING CABLE FOR CATHETER            * * *     EA    1

CC     9511A                         COC FIELD TESTER                         * * *     EA    1

                                   20 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC     9520A-MM                      9520A MAINTENANCE MANUAL            * * *       EA    1

CC     9526                          A C ADAPTER, 110V FOR               * * *       EA    1

CC     9527                          A C ADAPTER, 220V FOR               * * *       EA    1

CC     9528                          RECHARGEABLE BATTERY FOR            * * *       EA    1

CC     9850A                         INJECTATE PROBE, FOR                * * *       EA    1

CC     9870                          REMOTE FOOTSTART SWITCH             * * *       EA    1

CC     40-CCI                        REF INTERFACE CABLE                 * * *       EA    1

CC     REF-1 SYS/I       220V        REF-1 SYSTEM INTERNATIONAL          * * *       EA    1

CC     REF-1 SYSA/I      100V        REF-1 SYSTEM INTERNATIONAL          * * *       EA    1

CC     R.EF-1-R          220V        REFURBISHED REF-1  UNIT 220V        * * *       EA    1

CC     40-SCR SYS                    SIEKO PRINTER SYS                   * * *       EA    1

CC     9515R                         REF/CARDIAC OUTPUT SIMULATOR        * * *       EA    1

CC     44-1800           893425-001  CABLE ASSY, UNIFLOW                 * * *       EA    1

CC     44-1800           893211-001  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893419-001  CABLE ASSY, UNIFLOW                 * * *       EA    1

CC     44-1800           893217-001  CABLE, UNIFLOW                     * * *       EA    1

CC     44-1800           893225-001  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893403-001  CABLE                               * * *       EA    1

CC     44-1800           893488-002  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893203-001  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893427-001  ASSY-UNIFLOW CABLE                  * * *       EA    1

CC     44-1800           893428-001  INTERFACE CABLE FOR USE WITH        * * *       EA    1

CC     44-1800           893492-001  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893483-002  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893204-001  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893222-001  CABLE                               * * *       EA    1

CC     44-1800           893208-001  CABLE, UNIFLOW                      * * *       EA    1

CC     44-1800           893495-001  UNIFLOW DPT INTERFACE CABLE         * * *       EA    1

CC     44-1800           893132-001  INTERFACE CABLE FOR 43 SERIES       * * *       EA    1

                                   21 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC     44-1800           893201-001  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893206-001  ASSY, UNIFLOW CABLE                 * * *       EA    1

CC     44-1800           893205-001  CABLE, UNIFLOW                      * * *       EA    1

CC     44-1800           193474-001  CABLE ASSY, UNIFLOW                 * * *       EA    1

CC     33-1800           895031-001  CABLE INTERFACE FOR USE WITH        * * *       EA    1

CC     33-1800           195033-001  CABLE INTERFACE FOR SUMMIT          * * *       EA    1

CC     33-1800           895508-001  SUMMIT CABLE INTERFACE FOR          * * *       EA    1

CC     33-1800           895507-001  INTERFACE FOR USE WITH SUMMIT       * * *       EA    1

CC     33-1800           895142-002  SUMMIT INTERFACE CABLE FOR          * * *       EA    1

CC     33-1800           895106-001  CABLE ASSY, SIMPLE                  * * *       EA    1

CC     33-1800           895083-001  SUMMIT INTERFACE CABLE FOR          * * *       EA    1

CC     33-1800           895056-001  SUMMIT INTERFACE CABLE FOR          * * *       EA    1

CC     33-1800           895034-001  CABLE INTERFACE FOR SUMMIT          * * *       EA    1

CC     33-1800           895003-001  SUMMIT CABLE INTERFACE FOR          * * *       EA    1

CC     33-1800           895021-001  CABLE ASSY, SIMPLE INTERFACE        * * *       EA    1

CC     33-1800           895020-001  SUMMIT INTERFACE CABLE FOR          * * *       EA    1

CC     33-1800           895019-001  SUMMIT CABLE INTERFACE FOR          * * *       EA    1

CC     33-1800           895018-001  INTERFACE CABLE FOR USE WITH        * * *       EA    1

CC     33-1800           895017-001  SUMMIT INTERFACE CABLE FOR          * * *       EA    1

CC     33-1800           895012-001  SUMMIT CABLE INTERFACE FOR          * * *       EA    1

CC     33-1800           895004-001  SUMMIT INTERFACE CABLE FOR          * * *       EA    1

CC     33-1800           895O38-001  CABLE INTERFACE FOR SUMMIT          * * *       EA    1

CC     33-1800           895025-001  SUMMIT CABLE INTERFACE FOR          * * *       EA    1

CC     93-522                        CO-SET:INJECTATE PROBE CABLE        * * *       EA    1

CC     93-523                        HP TEMPERATURE PROBE                * * *       EA    1

CC     93-524                        MARQUETTE-PROBE                     * * *       EA    1

CC     93-526                        CO-SET PROBE FOR SIEMENS            * * *       EA    1

CC     93-527                        PROBE-TEMP,INJECTATE MARQUETTE      * * *       EA    1

CC     93-528                        CO-SET PROBE FOR                    * * *       EA    1

                                   22 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC     93-529                        CO-SET:INJECTATE PROBE CABLE        * * *       EA    1

CC     93-530                        CO-SET:INJECTATE PROBE CABLE       * * *       EA    1

CC     93-531                        CO-SET PROBE FUKUDA-DENSHI          * * *       EA    1

CC     93-533                        2" HEWLETT PACKARD CO-SET           * * *       EA    1

CC     64-EKBB                       EKG SLAVE FOR SPACLAB PCI AND       * * *       EA    1

CC     64-EKH                        EKG SLAVE FOR HP MERLIN AND         * * *       EA    1

CC     64-EKHH                       64-EKH WITH Y CONNECTOR             * * *       EA    1

CC     EXP-N SYS B       220V        OXIMETER (SV02)/VOLUMET/RIC         * * *       EA    1

CC     EXP-N SYS B       100V        OXIMETER (SV02)/VOLUMET/RIC         * * *       EA    1

CC     EXP-N-R           115V        REFURBISH EXPLORER 115V             * * *       EA    1

CC     70-AN                         ANALOG SLAVE CABLE/UNTERMNATED      * * *       EA    1

CC     70-ANH                        ANALOG SLAVE CABLE WO/Y CONN        * * *       EA    1

CC     70-ANHH                       ANALOG SLAVE CABLE, Y CONNECTOR     * * *       EA    1

CC     70-ANS                        ANALOG SLAVE CABLE                  * * *       EA    1

CC     70-ANSS                       ANALOG SLAVE CABLE W/Y CONN         * * *       EA    1

CC     70-CC                         CATHETER INTERFACE CABLE            * * *       EA    1

CC     70-CC1                        CATHETER INTERFACE CABLE            * * *       EA    1

CC     70-PRTCR                      CARTRIDGE FOR HP THINKJET           * * *       EA    1

CC     70-RS-CN                      CANON PRINTER CABLE                 * * *       EA    1

CC     70CC1E                        ASSY PATIENT CABLE:70-CC1E          * * *       EA    1

CC     70CC2                         CATHETER INTERFACE CABLE            * * *       EA    1

CC     70PRTCN                       CANON PRINTER FOR USE WITH VGS      * * *       EA    1

CC     OM2E                          ASSY-OPTICAL MODULE INTL VERS       * * *       EA    1

CC     OM2ER                         ASSY-OPTICAL MODULE INTL VERS       * * *       EA    1

CC     VGS                           MONITOR-VIGILANCE CCO/SVO2          * * *       EA    1

CC     VGS-OM                        OPERATIONS MANUAL: CCO/SVO2         * * *       EA    1

CC     VGS-R                         VIGILANCE - REFURBISHED             * * *       EA    1

CC     VGS1SYS                       VIGILANCE SYS CCO/SVO2              * * *       EA    1

CC     VGS2SYS                       VIGILANCE SYS CCO/SVO2 VGS2         * * *       EA    1

                                   23 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC     VGSFCR                        VIGILANCE - REFURBISHED             * * *       EA    1

CC     VGS1VMR                       REFURB VIGILANCE CCO/SVO2 SYS       * * *       EA    1

CC     VGSSYS                        VIGILANCE CCOISVO2 SYSTEM 115V      * * *       EA    1

CC     VGSSYSCR                      VIGILANCE CCO/SVO2 115V SYS         * * *       EA    1

CC     VGSSYSFCR                     REFURB VIGILANCE SYS 115V           * * *       EA    1

CC     VGSSYSR                       REFURB VIGILANCE CCO/SVO2 SYS       * * *       EA    1

CC     VGSTM                         VIGILANCE TECHNICAL MANUAL          * * *       EA    1

CC     PX-MK053                      MAYO CLINIC FDNT "A-KIT"            * * *       CS    10

CC     PX-MK061                      CHILDRENS HOSP "ADULT KIT"          * * *       CS    10

CC     PX-MK081                      CHILDRENS HOSP ST LOUIS             * * *       CS    10

CC     PX-MK085                      MAYO CLINIC FDNT SWAN DUAL          * * *       CS    10

CC     PX-MK086                      MAYO CLINIC FDNT "A-KIT"            * * *       CS    10

cc     PX-MK087                      DUKE UNIVERSITY                     * * *       CS    10

CC     PX-MK088                      DUKE UNIVERSITY                     * * *       CS    10

CC     PX-MK093                      SAN JUAQUIN HOSP                    * * *       CS    10

CC     PX-MK099                      MAYO CLINIC A KIT                   * * *       CS    10

CC     PX-MK142                      CHILDRENS HOSP IN DC                * * *       CS    10

CC     PX-MK237                      ALEXIAN BROS. 1X2                   * * *       CS    20

CC     PXAMK359                      BAXTER AUSTRALIA                    * * *       CS    20

CC     PXCMK315                      PLAINS HEALTH CTR                   * * *       CS    20

CC     PXCMK488                      1X2 KIT BAXTER CANADA               * * *       CS    10

CC     PXMK287                       HAHNEMAN HOSP CDP SINGLE KIT        * * *       CS    10

CC     PXMK307                       FROEDTERT ANESTHESIA KIT            * * *       CS    20

CC     PXMK363                       HEARTLAND HOSP                      * * *       CS    10

cc     PXMK364                       HEARTLAND HOSP                      * * *       CS    10

CC     PXMK367                       MIRIAM HOSP SINGLE LINE KIT         * * *       CS    20

CC     PXMK368                       MIRIAM HOSP 1X2 KIT                 * * *       CS    20

cc     PXMK411                       1X2 SAN JUAQUIN HOSP                * * *       CS    20

CC     PXMK416                       LITTLE CO OF MARY 24N               * * *       CS    10

                                   24 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC     PXMK422                       ST LUKES IN BOISE ID                * * *       CS    10

CC     PXMK433                       SINGLE LINE KIT FOR GRANDVIEW       * * *       CS    10

CC     PXMK478                       HBAR CDP KIT FOR METHODIST          * * *       CS    20

CC     PXMK485                       LAHEY CLINIC 1 B1F CDP KIT          * * *       CS    20

CC     PXMK509                       SINGLE CDP KIT FOR ST MARYS         * * *       CS    10

CC     PX-MK034                      2X2 CDP KIT FOR READING HOSP        * * *       CS    10

CC     PX-MK120                      CHILDRENS HOSP 2X2                  * * *       CS    10

CC     PX-MK244                      ST LUKES 2X2 CDP KIT                * * *       CS    10

CC     PXCMK314                      PLAINS HEALTH CTR                   * * *       CS    20

CC     PXMK332                       CATHOLIC MED CTR                    * * *       CS    10

CC     PXMK351                       2X2 TRI CDP KIT FOR CHILDRENS       * * *       CS    20

CC     PXMK355                       NORTHSHORE                          * * *       CS    10

CC     PXMK358                       PROVIDENCE HOSP 2X2 SWAN KIT        * * *       CS    20

CC     PXMK393                       2X2/3 CDP KIT FOR JEWISH HOSP       * * *       CS    20

CC     PXMK424                       ST VINCENTS 2X2                     * * *       CS    20

CC     PXMK464                       2X2 CDK KIT FOR READSBURG           * * *       CS    10

CC     PXMK474                       2X2 272 MT CARMEL                   * * *       CS    20

CC     PXMK9119                      VALLEY MEMORIAL HOSP                * * *       CS    20

CC     PXMK9146                      FTN VALLEY 2X2 KIT                  * * *       CS    20

CC     PXNMK479                      CDP KIT FOR BAXTER-AUKLAND          * * *       CS    20

CC     PX-MK031                      UNIV OF BOSTON CDP KIT 3X3          * * *       CS    10

CC     PX-MK035                      3X3 CDP KIT FOR READNG HOSP         * * *       CS    10

CC     PX-MK062                      CHILDRENS HOSP "TRIPLE KIT"         * * *       CS    10

CC     PX-MK063                      CHILDRENS HOSP "4X4"                * * *       CS    10

CC     PX-MK083                      SOUTHEAST ALABAMA MED CTR           * * *       CS    10

CC     PX-MK084                      MAYO CLINIC FDNT "CVS KIT"          * * *       CS    10

CC     PX-MK121                      ST ALEXIUS 3X3                      * * *       CS    10

CC     PX-MK139                      MAYO CLINIC 3X3                     * * *       CS    10

CC     PX-MK181                      CDP 3X3 KIT FOR MERCY-REDDING       * * *       CS    10

CC     PX-MK9582                     CHILDRENS HOSP 3X3 PED PT           * * *       CS    20

                                   25 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    PXCMK449                      3X3 CDP KIT FOR ST BONIFACE           * * *    CS     20

CC    PXMK189                       WHITE MEMORIAL 3X3 CDP KIT            * * *    CS     10

CC    PXMK194                       HEARTLAND HOSP 3X4                    * * *    CS     10

CC    PXMK318                       3X3 KIT FOR MAMONIDES                 * * *    CS     10

CC    PXMK356                       NORTHSHORE                            * * *    CS     10

CC    PXMK366                       3X3 CDP KIT FOR POMONA VALLEY         * * *    CS     10

CC    PXMK401                       BROWNSVILLE MED CTR                   * * *    CS     10

CC    PXMK413                       3X3R CDP KIT FOR HAHNEMAN             * * *    CS     10

CC    PXMK487                       ST PETERS HOSP 3X3                    * * *    CS     10

CC    PXMK537                       3X3 CDP KIT ST ANTHONY/ST LUKE        * * *    CS     20

CC    PXMK188                       WHITE MEMORIAL 30CC CDP KIT           * * *    CS     10

CC    PXMK381                       ST JUDE HOSP                          * * *    CS     20

CC    PXMK415                       LAC/USC MED CTR 30CC KIT              * * *    CS     20

CC    PXMK7266                      CDP KIT FOR FTN VALLEY HOSP           * * *    CS     20

CC    PXMK7729                      NORTHSHORE                            * * *    CS     20

CC    PXCMK448                      2X2 CDP KIT FOR ST BONIFACE           * * *    CS     20

CC    PXAK438                       CDP 5 GANG KIT FOR ST JOSEPHS         * * *    CS     20

CC    PXCAK469                      3GANG KIT FOR PORT ARTHUR             * * *    CS     20

CC    PXCMX427                      TORONTO GENERAL                       * * *    CS     20

CC    PXMK357                       UNITED HOSP -GRAND FORK               * * *    CS     10

CC    PXMK360                       PROVIDENCE HOSP ICP KIT               * * *    CS     10

CC    PXMK410                       ENLOE ICP KIT                         * * *    CS     10

CC    PXMK456                       CDP KIT SINGLE LINE ICP KIT           * * *    CS     10

CC    PXMK4r                        SINGLE CDP KIT FOR ST JOSEPH'S        * * *    CS     20

CC    PXMK559                       ICP KIT FOR METHODIST HOSP            * * *    CS     20

CC    PXMK7859                      NORTHWESTERN MEMORIAL KIT             * * *    CS     10

CC    PXMK9715                      ST FRANCIS SINGLE LINE KIT            * * *    CS     20

CC    PXMK9716                      ST FRANCIS HOSP 2X2 W/MANIFOLD        * * *    CS     20

CC    PXMK9717                      ST FRANCIS 3X3 W/MANIFOLD             * * *    CS     20

                                   26 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    PXMK9851                      12" FLSH KIT FOR NORTHSHORE           * * *    CS     20

CC    33-MK050                      SINGLE ART LINE KIT-MT SINAI          * * *    CS     10

CC    33-MK077                      IX2 FOR DEL PLAY COMM HOSP            * * *    CS     20

CC    33-MK084                      IX2 FOR ST JOSEPS-HAZELTON-PA         * * *    CS     10

CC    33-MK120                      SIERRA MED CTR "PA KIT"               * * *    CS     10

CC    33-MK130                      CVP SINGLE PRESS MON KIT              * * *    CS     10

CC    33-MK133                      UNIV OF PITTSBURGH SPCL ORDER         * * *    CS     10

CC    33-MK152                      1X2 KIT FOR VENICE HOSP               * * *    CS     20

CC    33-MK158                      SUMMIT REVERSED ART LINE 272          * * *    CS     20

CC    33-MK175                      SUMMIT DPT 1X2 SPECIAL ORDER          * * *    CS     10

CC    33-MK223                      IUP SUMMIT DPT KIT                    * * *    CS     20

CC    33-MK235                      SINGLE DPT W/3CC SPCL ORDER           * * *    CS     20

CC    33-MK236                      SINGLE LINE KIT FOR CLEVELAND         * * *    CS     20

CC    33-MK334                      GRADUATE CDP KIT                      * * *    CS     10

CC    33-MK335                      GRADUATE CDP KIT                      * * *    CS     10

CC    33-MK345                      33-284 FOR SCRIPPS                    * * *    CS     10

CC    33-MK350                      N.OAKLAND MED CTR 1X2                 * * *    CS     20

CC    33-MK7266                     SPECIAL ORDER 30CC KIT FOR            * * *    CS     20

CC    33-MK7884                     SUMMIT DPT KIT-SINGLE ARTERIAL        * * *    CS     10

CC    33-MK9045                     GOOD SAMARITAN HOSP                   * * *    CS     20

CC    33-MK9313                     VA-OMAHA                              * * *    CS     20

CC    33-MK9659                     SINGLE LINE SPECIAL ORDER KIT         * * *    CS     20

CC    33-MK9661                     GARDEN CITY HOSP                      * * *    CS     20

CC    33-MK9710                     SINGLE LINE SPECIAL ORDER KIT         * * *    CS     20

CC    33-MK9851                     NORTHSHORE CDP KIT                    * * *    CS     20

CC    33-MK9911                     SINGLE LINE SPECIAL ORDER KIT         * * *    CS     20

CC    33-MK049                      SUMMIT DPT 2X2 SPECIAL ORDER          * * *    CS     10

CC    33-MK131                      UNIV OF PITTSBURGH-2X2 KIT            * * *    CS     10

CC    33-MK7859                     SUMMIT 5-GANG MANIFOLD KIT            * * *    CS     10

                                   27 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    33-MK7876                     SUMMIT 2X2 SPECIAL ORDER              * * *    CS     20

CC    33-MK7883                     SUMMIT DPT KIT-2X3                    * * *    CS     20

CC    33-MK7913                     NORTHSHORE UNIV, HOSP                 * * *    CS     10

CC    33-MK9119                     SUMMIT-DISPOSABLE TR-ANSDUCER         * * *    CS     20

CC    33-MK9146                     SPECIAL ORDER 2X2 KIT FOR             * * *    CS     20

CC    33-MK9709                     SPECIAL ORDER 2X2 KIT                 * * *    CS     20

CC    33-MK048                      X3 COLOR CODED SUMMIT KIT             * * *    CS     10

CC    33-MK086                      JO ELLEN SMITH -4X4 MACRO IV          * * *    CS     10

CC    33-MK123                      DOCTORS HOSP SPECIAL ORDER            * * *    CS     20

CC    33-MK125                      SUMMIT DPT 4X4 SPECIAL ORDER          * * *    CS     10

CC    33-MK342                      GUTHRIE HEALTHCARE SYS 3X3            * * *    CS     10

CC    33-MK347                      33-3X3 FOR SCRIPPS                    * * *    CS     10

CC    33-MK7386                     ST FRANCIS MED CTR 3X3                * * *    CS     20

CC    33-MK7455                     WASHINGTON ADVENTIST SPECIAL          * * *    CS     10

CC    33-MK7504                     NORTHSHORE HOSP                       * * *    CS     10

CC    33-MK7710                     SPECIAL ORDER 3X3                     * * *    CS     10

CC    33-MK9144                     SAMUEL MERRITS-3X3                    * * *    CS     20

CC    33-MK9373                     BAY STATE MEDICAL CENTER              * * *    CS     20

CC    33-MK9480                     STRAUB CLINIC                         * * *    CS     20

CC    33-MK9571                     SUMMIT DPT KIT 3X3                    * * *    CS     20

CC    33-MK9990                     CARDINAL GLENNON                      * * *    CS     10

CC    33-MK9993                     3X3 KIT FOR CENTENIAL HOSP            * * *    CS     10

CC    33-MK352                      UNIV OF PITTS 4 DPTS W/O FLUSH        * * *    CS     20

CC    33-MK306                      30CC 12N W/LIPID RES.                 * * *    CS     10

CC    33-MK9103                     LANCASTER GENERAL                     * * *    CS     20

CC    33-MK9410                     30CC SPECIAL ORDER KIT FOR            * * *    CS     20

CC    33-MK9688                     SPECIAL ORDER NEO-NATE                * * *    CS     20

CC    33-MK9986                     VANDERBILT UNIV                       * * *    CS     20

CC    33-MK340                      CDP KIT FOR LANCASTER GENERAL         * * *    CS     10

                                   28 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    33MK354                       ICP KIT FOR ST ANNS HOSP              * * *    CS     20

CC    33-MK132                      UNIV OF PITTSBURGH                    * * *    CS     10

CC    51-69MK135                    GLENDALE ADVENTIST                    * * *    CS     20

CC    51-CMK024                     TORONTO GENERAL HOSPITAL              * * *    CS     20

CC    51-CMK046                     VICTORIA HOSPITAL                     * * *    CS     20

CC    51-CMK077                     CALGARY GENERAL HOSPITAL              * * *    CS     20

CC    51-CMK095                     MONTREAL GENERAL HOSPITAL             * * *    CS     20

CC    51-MK2022                     UNIVERSAL M/F NON-VENTED CAP          * * *    CS     50

CC    51-MK2025                     BIFURCATED IV SET                     * * *    CS     10

CC    51-MK2039                     PENROSE ST FRANCES                    * * *    CS     20

CC    51-MK2041                     DUKE UNIV TRI IV SET 60"              * * *    CS     20

CC    51-MK2042                     MERCY HOSP CDP KIT                    * * *    CS     20

CC    51-MK7493                     CDP BRIDGE KIT                        * * *    CS     20

CC    51-MK7597                     ST FRANCIS                            * * *    CS     20

CC    51-MK7832                     MT CARMEL                             * * *    CS     20

CC    51-MK7906                     W O BOSWELL MEM                       * * *    CS     20

CC    51-MK9017                     CDP BRIDGE KIT                        * * *    CS     20

CC    51-MK9142                     ST FRANCIS                            * * *    CS     20

CC    51-MK9212                     CDP 3 GANG MNFLD KIT                  * * *    CS     20

CC    51-MK9473                     DANIEL FREEMAN HSP                    * * *    CS     20

CC    51-MK9944                     F/F ADAPTOR                           * * *    CS     50

CC    51-MK9994                     ST ELIZABETHS                         * * *    CS     10

CC    MK106P                        PEDIATRIC M/F 6" PRESS TUBING         * * *    CS     20

CC    MK112P                        PEDIATRIC M/F 12" PRESS TUBING        * * *    CS     20

CC    MK148P                        PEDIATRIC M/F 48" PRESS TUBING        * * *    CS     20

CC    MK2047                        BROOKESVILLE REGIONAL                 * * *    CS     20

CC    MK2065                        MAYO FOUND CDP COSET KIT              * * *    CS     20

CC    MK2079                        BRIDGE FOR WESTERN MED CTR            * * *    CS     20

CC    MK212P                        PEDIATRIC M/M 12' PRESS TUBING        * * *    CS     20

                                   29 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM   QPC
===============================================================================================
CC    PX-VK272                      RAPID CITY CDP AVMP 2X2               * * *    CS     10

CC    PX-VK276                      SW WASHINGTON HOSP 3X3 COSET          * * *    CS     10

CC    PXCVK323                      PLAINS HEALTH CTR                     * * *    CS     20

CC    PXVJ084                       CHILDRENS HOSP 3X3 VAMP JR            * * *    CS     10

CC    PXVJ287                       JR COMBO 3CC FOR LUBBOCK              * * *    CS     20

CC    PXVK023                       ALTA BATES 2X 3 COMBO                 * * *    CS     10

CC    PXVK055                       3X3 COMBO CDP KIT FOR ST MARYS        * * *    CS     10

CC    PXVK088                       ST AGNES - AVMP COMBO SINGLE          * * *    CS     10

CC    PXVK093                       ST LUKES CDP VAMP/COMBO KIT           * * *    CS     20

CC    PXVK220                       ST. AGNES - AVMP COMBO 2X2            * * *    CS     20

CC    PXVK225                       2X2 VMP FOR N COLORADO M.C.           * * *    CS     10

CC    PXVK268                       ST JOSEPHS 3X3 VAMP COMBO             * * *    CS     20

CC    PXVK274                       ST LUKES 3X3 VAMP COMBO               * * *    CS     10

CC    PXVK292                       SW WASHINGTON HOSP 2X2 V/COSET        * * *    CS     10

CC    PXVK304                       PROVIDENCE HOSP - SINGLE LINE         * * *    CS     20

CC    PXVK306                       PROVIDENCE HOSP 3X3 COMBO             * * *    CS     20

CC    PXVK327                       ST LUKES IN BOISE ID                  * * *    CS     10

CC    33-VK023                      ALTA BATES 2X3 VAMP COMBO KIT         * * *    CS     10

CC    33-VK050                      SIERRA MED CTR VAMP KIT               * * *    CS     10

CC    33-VK053                      SUMMIT/160 VAMP COMBO SPCL KIT        * * *    CS     20

CC    33-VK064                      BLOOD SAMPLING ART. KIT FOR           * * *    CS     10

CC    33-VK096                      ART LINE FOR ANESTHESIA               * * *    CS     10

CC    33-VK099                      FULL HEART KIT FOR GRADUATE           * * *    CS     10

CC    33-VK284                      48-VMP172S FOR SCRIPPS                * * *    CS     10

CC    33-VK7733                     3X3 VMP/SUMMIT SPCL ORDR FOR          * * *    CS     10

CC    33-VK7968                     SUMMIT VAMP COMBO KIT FOR             * * *    CS     20

CC    33-VK9061                     SUMMIT VAMP COMBO 2X3 KIT             * * *    CS     10

CC    33-VK9144                     SUMMIT MEDICAL CENTER 3X3             * * *    CS     20

CC    33-VK9482                     ST FRANCIS HOSP -HI                   * * *    CS     20

                                   30 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    43-VK279                      3X3 172 VAMP COMBO                    * * *    CS     10

CC    43-VK003                      VAMP COMBO OPEN HEART KIT FOR         * * *    CS     10

CC    43-VK011                      MERCY HOSP - UNIFLO/VAMP COMBO        * * *    CS     20

CC    43-VK012                      MERCY HSP - UNIFLO/VAMP COMBO         * * *    CS     20

CC    43-VK013                      MERCY HSP - UNIFLO/VMP COMBO          * * *    CS     20

CC    43-VK017                      VAMP COMBO SPECIAL ORDER KIT          * * *    CS     20

CC    43-VK018                      VAMP COMBO SPECIAL ORDER              * * *    CS     20

CC    43-VK055                      ST MARYS - VAMP COMBO SPECIAL         * * *    CS     10

CC    43-VK088                      UNIFLOW/VAMP ANESTHESIA COMBO         * * *    CS     10

CC    43-VK093T                     ST LUKES VAMP COMBO                   * * *    CS     20

CC    43-VK214                      CUSTOM VAMP-UNIFLOW COMBO             * * *    CS     10

CC    43-VK215                      2X2 VAMP COMBO FOR VA NASHVILE        * * *    CS     20

CC    43-VK216                      SINGLE LINE DUAL Z VA NASHVILE        * * *    CS     10

CC    43-VK7619                     3X3 UNIFLOW W/VAMP ANESTHESIA         * * *    CS     10

CC    43-CMK124                     VICTORIA HOSPITAL                     * * *    CS     20

CC    43-CMK201                     SINGLE ART LINE PM KIT FOR            * * *    CS     10

CC    43-CMK203                     NO IV SET - SINGLE ART LINE FOR       * * *    CS     10

CC    43-MK036                      DONALD SHARP                          * * *    CS     20

CC    43-MK091                      DONALD SHARP / CABRILLO               * * *    CS     20

CC    43-MK092                      DONALD SHARP / CABRILLO               * * *    CS     20

CC    43-MK093                      DONALD SHARP / CABRILLO               * * *    CS     20

CC    43-MK132                      ROCHESTER GEN. HOSP.                  * * *    CS     20

CC    43-MK134                      CHRISTIAN HOSP NE                     * * *    CS     20

CC    43-MK154                      ST MARYS ST LOUIS MO                  * * *    CS     10

CC    43-MK188                      UNIV OF TENNESSEE-PEDIATRIC           * * *    CS     10

CC    43-MK209                      METHODIST HOSPITAL-SINGLE ART         * * *    CS     20

CC    43-MK238                      "SWAN KIT" SPECIAL ORDER              * * *    CS     20

CC    43-MK256                      43-2X2 60" DPT KIT UNIFLOW            * * *    CS     20

CC    43-MK292                      CATH LAB DPT SPECIAL ORDER KIT        * * *    CS     20

                                   31 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    43-MK298                      60" TRIFURCATED UNIFLOW               * * *    CS     10

CC    43-MK312                      108" SINGLE LINE CUSTOMER             * * *    CS     20

CC    43-MK343                      24" PED KIT FOR LITTLE CO OF          * * *    CS     10

CC    43-MK377                      VA BUFFALO CDP KIT                    * * *    CS     10

CC    43-MK9121                     ST ELIZABETHS KIT                     * * *    CS     20

CC    43-MK9239                     ST MARYS-MADISON                      * * *    CS     20

CC    43-MK9626                     WATERBURY HOSP.                       * * *    CS     20

CC    43-MK9829                     CHILDRENS IN FRESNO                   * * *    CS     20

CC    43-CMK280                     BIFURCATED 43 SERIES 72IN LINE        * * *    CS     20

CC    43-MK037                      DONALD SHARP                          * * *    CS     20

CC    43-MK297                      TRIFURCTED 2X# UNIFLOW KIT            * * *    CS     10

CC    43-MK309                      2X2 CUSTOMER DEFINED PRODUCT          * * *    CS     20

CC    43-MK345                      2X2 TRI CUST. DEFNED KIT FOR          * * *    CS     10

CC    43-MK9209                     METHODIST HOSP                        * * *    CS     20

CC    43-VK220                      UNIFLOW 2X2 VAMP COMBO                * * *    CS     20

CC    43-CMK202                     3X3 MACRO PM KIT FOR BRITISH          * * *    CS     10

CC    43-MK049                      BRISTOL MEM HSP                       * * *    CS     10

CC    43-MK125                      ROCHESTER GEN. HOSP.                  * * *    CS     20

CC    43-MK183                      ST ANTHONY'S                          * * *    CS     20

CC    43-MK189                      JEWISH HOSPITAL - 3X3 REVERSED        * * *    CS     20

CC    43-MK214                      UNIFLOW-DISPOSABLE TRANSDUCER         * * *    CS     20

CC    43-MK229                      ELLIS HOSP                            * * *    CS     10

CC    43-MK239                      TRIFURCATED DPT KIT                   * * *    CS     10

CC    43-MK306                      UNIFLOW TRIPLE LINE KIT               * * *    CS     20

CC    43-MK311                      UNIFLOW TRIPLE LINE KIT               * * *    CS     20

CC    43-MK9208                     METHODIST HOSP                        * * *    CS     20

CC    43-MK9317                     ST JOSEPH BURBANK                     * * *    CS     10

CC    43-VK293                      ST PETERS 3X3 VAMP COMBO              * * *    CS     10

CC    43-AMK063                     SPECIAL ORDER DISPOSABLE TRANS        * * *    CS     20

                                   32 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    43-CMK071                     HOSPITAL FOR SICK CHILDREN            * * *    CS     20

CC    43-MK031                      LUTHERN HOSP                          * * *    CS     20

CC    43-MK322                      30CC LIPID RESISTANT 36N              * * *    CS     10

CC    43-MK9493                     ST JOSEPH BURBANK                     * * *    CS     20

CC    43-MK9625                     WATERBURY HOSP.                       * * *    CS     20

CC    43-MK357                      CDP KIT FOR PENROSE                   * * *    CS     10

CC    48-VJ244                      CDP VAMP JR FOR UNIV OF KANSAS        * * *    CS     20

CC    49-VK233                      UC DAVIS                              * * *    CS     20

CC    VJ259                         CHILDRENS HOSP-DALLAS                 * * *    CS     20

CC    VK298                         BALL MEMORIAL VENOUS VAMP KIT         * * *    CS     20

CC    59PXCT                        6" ADAPTOR CABLE FOR PX SERIES        * * *    EA      1

CC    PX-1800         896021-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896040-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896033-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896032-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896031-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896031-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896029-011    INTERFACE CALE FOR TRUWAVE DPT        * * *    EA      1

CC    PX-1800         896028-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896025-001    PX DFT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896507-011    TRUWAVE INTERFACE CABLE               * * *    EA      1

CC    PX-1800         896019-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896019-001    PX DFT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896012-016    PHOENIX INTERFACE CABLE FOR           * * *    EA      1

CC    PX-1800         896012-013    TRUWAVE INTERFACE CABLE               * * *    EA      1

CC    PX-1800         896008-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896007-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896004-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896004-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

                                   33 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    PX-1800         896003-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896025-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896090-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896494-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896137-011    PHOENIX INTERFACE CABLE FOR           * * *    EA      1

CC    PX-1800         896125-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896115-011    TRUWAVE DPT INTERFACE CABLE           * * *    EA      1

CC    PX-1800         896106-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896089-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896088-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896083-013    TRUWAVE DPT CONNECTING CABLE          * * *    EA      1

CC    PX-1800         896038-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896083-001    INTERFACE CABLE FOR PHOENIX           * * *    EA      1

CC    PX-1800         896033-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896080-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896079-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896056-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896056-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896036-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896053-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896049-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896047-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896044-001    INTERFACE CABLE FOR PHOENIX           * * *    EA      1

CC    PX-1800         896042-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-I800         896083-011    INTERFACE CABLE FOR PHOENIX           * * *    EA      1

CC    PX-1800         896034-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896507-001    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX-1800         896508-011    PX DPT SYSTEM INTERFACE CABLE         * * *    EA      1

CC    PX12N                         PX 12 INCH NEONATE KIT                * * *    CS     10

                                   34 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    PXIX2                         PX 1 DPT STANDARD KIT                 * * *    CS     10

CC    PX200                         PX VAMP READY KIT                     * * *    CS     10

CC    PX-L                          PX SINGLE LINE DPT 12"                * * *    CS     10

CC    PX24N                         PX 24 INCH NEONATE KIT                * * *    CS     10

CC    PX260                         PX SINGLE LINE DPT KIT 60"            * * *    CS     10

CC    PX260R                        PX 60" POLE MOUNT OR KIT              * * *    CS     10

CC    PX272                         PX SINGLE LINE DPT 72"                * * *    CS     10

CC    PX284                         PX SINGLE LINE DPT 84"                * * *    CS     10

CC    PX36N                         PX 36 INCH NEONATE KIT                * * *    CS     10

CC    PX600                         PX STANDALONE TRANSDUCER              * * *    CS     20

CC    PX600F                        PX STANDALONE TRANSDUCER 3CC          * * *    CS     20

CC    PX600F30                      PX STANDALONE TRANSDUCER 30CC         * * *    CS     20

CC    PX6001                        PX STANDALONE TRANSDUCER              * * *    CS     20

CC    PX601                         PX STANDALONE TRANSDUCER              * * *    CS     20

CC    PX604                         PX STANDALONE TRANSDUCER              * * *    CS     20

CC    PXSIM                         PHOENIX DPT TESTER                    * * *    EA      1

CC    PX2X2                         PX 2 DPT STANDARD KIT                 * * *    CS     10

CC    PX2X3                         PX 2 DPT STANDARD KIT                 * * *    CS     10

CC    PX3X3                         PX 3 DPT STANDARD KIT                 * * *    CS     10

CC    PX3X3272                      PX 3 DPT ANESTH PM KIT 72"            * * *    CS     10

CC    PXAVMP                        PX VAMP SINGLE DPT ANESTH             * * *    CS     10

CC    PXAVMP3                       PX 3X3 VAMP DPT ANESTHESIA            * * *    CS     10

CC    PXVMP120                      PX VAMP/TRANSDCER 120 CMBO KIT        * * *    CS     10

CC    PXVMP160                      PX VAMP/TRANSDCER 160 CMBO KIT        * * *    CS     10

CC    PXVMP172                      PX VAMP/TRANSDCER 172 CMBO KIT        * * *    CS     10

CC    PXVMP184                      PX VAMP/TRANSDCER 184 CMBO KIT        * * *    CS     10

CC    PXVMP260                      PX POLE MOUNT VAMP/DPT CMBO           * * *    CS     10

CC    PXVMP272                      PX POLE MOUNT VAMP/DPT KIT            * * *    CS     10

CC    PXMP284                       PX POLE MOUNT VAMP/DPT KIT            * * *    CS     10

                                   35 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    PXVMP2X21                     PX ARM MOUNT VAMP DPT 160 2X2         * * *    CS     10

CC    PXVMP2X22                     PX POLE MOUNT VAMP/DPT 260 2X2        * * *    CS     10

CC    PXVMP2X31                     PX ARM MOUNT VAMP/DPT 160 2X3         * * *    CS     10

CC    PXVMP3X31                     PX ARM MOUNT VAMP/DPT 160 3X3         * * *    CS     10

CC    PXVMP3X32                     PX POLE MOUNT VAMP/DPT 272 3X3        * * *    CS     10

CC    VMP306PX                      VAMP JR "PX" DPT COMBO KIT            * * *    CS     10

CC    VMP406PX                      VAMP JR "PX" DPT COMBO KIT            * * *    CS     10

CC    VMP448PX                      VAMP JR "PX" DPT COMBO KIT            * * *    CS     10

CC    43-AVMP                       SINGLE UNIFLOW VAMP ANESTH            * * *    CS     10

CC    43-AVMP3                      3X3 UNIFLOW VAMP ANESTHESIA           * * *    CS     10

CC    49-VMP120UF                   VAMP 120 KIT, TRANSDUCER READY        * * *    CS     10

CC    48-VW160UF                    VAMP 160 KIT, TRANSDUCER READY        * * *    CS     10

CC    48-VMP172UF                   VAMP 172 KIT, TRANSDUCER READY        * * *    CS     10

CC    48-VMP184UF                   VAMP 184 KIT, TRANSDUCER READY        * * *    CS     10

CC    48-VMP260UF                   VAMP POLE MOUNT DPT COMBO KIT         * * *    CS     10

CC    48-VMP272UF                   VAMP POLE MOUNT DFT COMBO KIT         * * *    CS     10

CC    48-VMP2X2UF1                  VAMP/UNIFLOW 160 2X2 ARM MOUNT        * * *    CS     10

CC    49-VMP2X3UF1                  VAMP/UNIFLOW 160 2X2 ARM MOUNT        * * *    CS     10

CC    48-VMP3X3160UF                60" VAMP W/ ARM MOUNT /3 DTS          * * *    CS     10

CC    48-VMP3X3272UF                UNIFLOW VAMP COMBO 3X3 POLE           * * *    CS     10

CC    VWP306UF                      VAMP JR DPT COMBO KIT                 * * *    CS     10

CC    VMP426UF                      VAMP JR/UNIFLOW DPT COMBO KIT         * * *    CS     10

CC    33-AVMP                       SINGLE SUMMIT VAMP ANES               * * *    CS     10

CC    33-AVMP3                      3X3 SUMMIT VAMP ANESTHESIA            * * *    CS     10

CC    49-VMP120S                    VAMP/TRANSDUCER 120 COMBO KIT         * * *    CS     10

CC    48-VMP160S                    VAMP/TRANSDUCER 160 COMBO KIT         * * *    CS     10

CC    48-VMP172S                    VAMP AND SUMMIT TRANSDUCER            * * *    CS     10

CC    48-VMP184S                    VAMP AND SUMMIT TRANSDUCER            * * *    CS     10

CC    48-VMP260S                    VAMP POLE MOUNT COMBO DPT KIT         * * *    CS     10

                                   36 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    48-VMP272S                    VAMP POLE MOUNT DPT COMBO KIT         * * *    CS     10

CC    49-VMP2X2S1                   VAMP/SUMMIT 160 2X2 ARM MOUNT         * * *    CS     10

CC    48-VMP2X2S2                   VAMP/SUMMIT 260 2X2 POLE MOUNT        * * *    CS     10

CC    48-VMP2X3S1                   VAMP/SUMMIT 160 2X3 ARM MOUNT         * * *    CS     10

CC    48-VMP2X3S2                   VAMP/SUMMIT 260 2X3 POLE MOUNT        * * *    CS     10

CC    48-VMP3X3160S                 60" VAMP W/ ARM MOUNT /3 DPTS         * * *    CS     10

CC    48-VMP3X3272S                 VAMP COMBO 3X3 POLE MOUNT 72"         * * *    CS     10

CC    VMP306                        VAMP JR                               * * *    CS     20

CC    VMP406                        VAMP JR                               * * *    CS     20

CC    VMP426                        VAMP JR                               * * *    CS     20

CC    VMP448                        VAMP JR                               * * *    CS     20

CC    CC-02-80                      80 CM SHIELD HEMO                     * * *    CS     40

CC    CC-03-80.5F                   8.5F POLYURETANE SHEATHS              * * *    CS     40

CC    CC-52-80                      80 CM SHIELD, TUOHY                   * * *    CS     40

CC    CC-300 8.5F                   INTRODUCER TRAY W/ AUTOMATIC          * * *    CS     10

CC    CC-350B-8.5F                  TUOHY-BORST VALVE, BONDED             * * *    CS     10

CC    CC-500-8.5F                   INTRODUCER TRAY W/ AUTOMATIC          * * *    CS     10

CC    CC-500B-8.5F                  INTRO SHEATH BONDED HEMO VALVE        * * *    CS     10

CC    CC-507-8.5F                   INTRO SHEATH W/DETACHABLE             * * *    CS     10

CC    CC-507B-8.5F                  INTRO SHEATH W/BONDED HEMO            * * *    CS     10

CC    CC-550-8.5F                   INTRODUCER TRAY; 8.5F                 * * *    CS     10

CC    CC-550B-8.5F                  INTRODUCER TRAY; 8.5 F                * * *    CS     10

CC    CC-A301B-8.5F                 INTRO KIT W / AMC STD                 * * *    CS     10

CC    CC-A351B-8.5F                 INTRO KIT W / AMC STD                 * * *    CS     10

CC    CC-A502-8.5F                  INTRO TRAY / AMC STD                  * * *    CS     10

CC    CC-A502B-8.5F                 INTRO TRAY / AMC STD                  * * *    CS     10

CC    CC-A551-8.5F                  INTRO TRAY / TD                       * * *    CS     10

CC    CC-A551B-8.5F                 INTRO TRAY / AMC STD                  * * *    CS     10

CC    GW-25-35                      GUIDEWIRE.025X35 CM                   * * *    CS     20

                                   37 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    GW-25-45HS                    GUIDEWIRE.025 X 45CM                  * * *    CS     20

CC    GW-35-45                      GUIDEWIRE.035X45 CM                   * * *    CS     20

CC    GW-35-70                      GUIDEWIRE.035X70 CM                   * * *    CS     20

CC    48-AVMP                       ANESTHESIA VAMP                       * * *    CS     20

CC    48-VMP106                     6* SAMPLING KIT FOR BODY MOUNT        * * *    CS     20

CC    489-VWP120                    ARM MOUNT RES. FOR BODY MOUNT         * * *    CS     20

CC    48-VMP160                     PKG. ASSY. 48-VMP160                  * * *    CS     20

CC    48-VMP172                     PKG. ASSY. 48-VMP172                  * * *    CS     20

CC    49-VMP184                     PKG ASSY.48-VMP184                    * * *    CS     20

CC    48-VMP260                     PKG. ASSY 48-VMP260                   * * *    CS     20

CC    48-VMP2.72                    PKG. ASSY. 49-VMP272                  * * *    CS     20

CC    48-VMP503H                    PKG ASSY .3 CC SYRINGE                * * *    CS     50

CC    48-VMP600                     PKG. ASSY., 48-VMP600                 * * *    CS     50

CC    VMP400                        PKG. ASSY. - VAMP CANNULA             * * *    CS    200

CC    VMP700                        VAMP DIRECT DRAW                      * * *    CS     50

CC    CC-07-7F                      COMPONENT OBTURATOR                   * * *    CS     40

CC    CC-301-5F                     INTRODUCER TRAY 5F W/AUTOMATIC        * * *    CS     10

CC    CC-301-6F                     INTRODUCER TRAY-6F                    * * *    CS     10

CC    CC-301-7F                     INTRODUCER TRAY-7F                    * * *    CS     10

CC    CC-301-8F                     INTRODUCER TRAY -8F                   * * *    CS     10

C     CC-351B-6F                    INTRODUCER TRAY 6F                    * * *    CS     10

CC    CC-351B-7F                    INTRODUCER TRAY-7F                    * * *    CS     10

CC    CC-351B-8F                    INT0RDUCER TRAY OF                    * * *    CS     10

CC    CC-500-5F                     INTRODUCER TRAY 5F                    * * *    CS     10

CC    CC-500-6F                     INTRODUCER TRAY-6F                    * * *    CS     10

CC    CC-500-7F                     INTRODUCER TRAY-7F                    * * *    CS     10

CC    CC-500-F                      INTRODUCER TRAY - 8F                  * * *    CS     10

CC    CC-550B-5F                    INTRODUCER TRAY 5F                    * * *    CS     10

CC    CC-550B-6F                    INTRODUCER TRAY - 6F                  * * *    CS     10

                                   38 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    CC-550B-7F                    INTRODUCER TRAY-7F                    * * *    CS     10

CC    CC-550B-8F                    INTRODUCER TRAY 8F                    * * *    CS     10

CC    33-12N                        12 INCH NEONATE KIT                   * * *    CS     10

CC    33-1X2                        SUMMIT 1DPT STANDARD KIT              * * *    CS     10

CC    33-200                        VAMP READY KIT- SUMMIT                * * *    CS     10

CC    33-212                        SUMMIT 1 DPT STANDARD KIT             * * *    CS     10

CC    33-24N                        24 INCH NEONATE KIT                   * * *    CS     10

CC    33-260                        SUMMIT 1 DTP STANDARD KIT             * * *    CS     10

CC    33-272                        SUMMIT 1 DPT STANDARD KIT             * * *    CS     10

CC    33-284                        SUMMIT 1 DPT STANDARD KIT             * * *    CS     10

CC    33-36N                        36 INCH NEONATE KIT                   * * *    CS     10

CC    33-600                        SUMMIT STANDALONE TRANSDUCER          * * *    CS     20

CC    33-600F                       SUMMIT STANDALONE TRANSDUCER          * * *    CS     20

CC    33-600F30                     SUMMIT STANDALONE TRANSDUCER          * * *    CS     20

CC    33-6001                       SUMMIT STANDALONE TRANSDUCER          * * *    CS     20

CC    33-2X2                        SUMMIT 2DPT STANDARD KIT              * * *    CS     10

CC    33-2X3                        SUMMIT 2DPT STANDARD KIT              * * *    CS     10

CC    33-3X3                        SUMMIT 3DPT STANDARD KIT              * * *    CS     10

CC    33-3X3.272                    SUMMIT 3 DPT ANESTH PM KIT            * * *    CS     10

CC    57-BD240                      I LINDEN FITTINGS FOR USE WITH        * * *    CS     20

CC    57-BD241                      I LUER-LOCK FITTINGS.FOR USE          * * *    CS     20

CC    57-BH271                      I DISPOSABLE DOME FOR                 * * *    CS     20

CC    S7-GD261                      I LUER-LOCK FITTINGS.FOR USE          * * *    CS     20

CC    57-HPQ290                     I LINDEN FITTINGS,FOR USE WITH        * * *    CS     20

CC    54-IV1-2                      IV ADMINISTRATION SET. SINGLE,        * * *    CS     10

CC    54-IV2-2                      IV ADMINISTRATION SET,                * * *    CS     10

CC    54-IV3-2                      IV ADMINISTRATION SET.                * * *    CS     20

CC    58-1WV-06                     1 WAY VALVE/6INCH TUBING              * * *    CS     20

                                   39 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    58-K169-06                    STOPCOCK WITH 6 INCH PRESSURE         * * *    CS     20

CC    58-K169-12                    STOPCOCK WITH 12 INCH PRESSURE        * * *    CS     20

CC    50-P20OR                      ROTATING M-M ADAIYTER                 * * *    CS     50

CC    59-1 WSC                      1 -WAY STOPCOCK L-L                   * * *    CS     50

CC    59-3WSC                       3-WAY STOPCOCK L/L                    * * *    CS     50

CC    59-4WSC                       4-WAY L-L STOPCOCK                    * * *    CS     50

CC    59-AM300                      ADHESIVE BODY MOUNT FOR               * * *    CS    100

CC    59-CL200                      HOLDER FOR MANIFOLD II                * * *    EA      1

CC    59-DTH4                       DISPOSABLE HOLDER FOR DPT             * * *    CS     10

CC    59-DTS-C                      CLAMP FOR DISPOSABLE PRESSURE         * * *    EA      1

CC    59-DTS-S                      PKG ASSY-AARM STRAP,59-DTS-S          * * *    CS     10

CC    59-MNVC                       MALE NONVNTD CAP 100 EA-2 PER         * * *    CS     5O

CC    59-UAS                        PKG ASSY-ARM STRAP 59-UAS             * * *    CS     10

CC    50-P106               20      PRESSURE TUBING, 6" M\F               * * *    CS     20

CC    50-P112               20      PRESSURE TUBING, 12", M\F             * * *    CS     20

CC    50-P124               20      PRESSURE TUBING, 24", M\F             * * *    CS     20

CC    50-P136               20      PRESSURE TUBING, 36", M\F             * * *    CS     20

CC    50-P148               20      PRESSURE TUBE, M\F, 48"               * * *    CS     20

CC    50-P160               20      PRESSURE TUBING. 60", M\F             * * *    CS     20

CC    50-P172               20      PRESSURE TUBING, 72",M\F              * * *    CS     20

CC    50-P184               20      PRESSURE TUBING, 84",  M\F            * * *    CS     20

CC    50-P206               20      PRESSURE TUBING, 6", M\M              * * *    CS     20

CC    50-P212               20      PRESSURE TUBING, 12", M\M             * * *    CS     20

CC    50-P224               20      PRESSURE TUBING, 24", M\M             * * *    CS     20

CC    50-P236               20      PRESSURE TUBING. 36", M\M             * * *    CS     20

CC    50-P248               20      PRESSURE TUBING, 48", M\M             * * *    CS     20

CC    50-P260               20      PRESSURE TUBING, 60", M\M             * * *    CS     20

CC    5O.P272               20      PRESSURE TUBING. 72", M\M             * * *    CS     20

CC    50-P284               20      PRESSURE TUBING, 84", M\M             * * *    CS     20

                                   40 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM  QPC
===============================================================================================
CC    52-F211                       STD PRESSURE MONITORING KIT           * * *    CS   20

CC    52-F221                       STD PRESSURE MONITORING KIT           * * *    CS   20

CC    52-F231                       STD PRESSURE MONITORING KIT           * * *    CS   20

CC    52-F234                       STD PRESSURE MONITORING KIT           * * *    CS   20

CC    52-F235BE                     STD PRESSURE MONITORING KIT           * * *    CS   20

CC    52-F235G                      STD PRESSURE MONITORING KIT           * * *    CS   20

CC    52-F235HPQ                    KIT WITH DOME FOR USE W/HP            * * *    CS   20

CC    52-F248HPQ                    STD PRESSURE MONITORING KIT           * * *    CS   20

CC    52-F72HPQ                     KIT WITH DOME FOR USE W/HP            * * *    CS   20

CC    55-LTFIDO                     FLUSH DEVICE, 3CC/HOUR                * * *    CS   20

CC    55-UF130                      FLUSH DEVICE, 30CC/HR                 * * *    CS   20

CC    43-12N                        12 IN NEONATE KIT                     * * *    CS   10

CC    43-1X2                        POLE MOUNT 1DPT FOR 3 PRESSURE        * * *    CS   20

CC    43-200                        VAMP READY KIT-TRANSDUCER             * * *    CS   10

CC    43-212                        12 IN ARM MOUNT KIT                   * * *    CS   10

CC    43-24N                        24 IN NEONATE KIT                     * * *    CS   10

CC    43-260                        60 IN POLE MOUNT KIT                  * * *    CS   10

CC    43-26OR                       60 IN POLE MOUNT OR VJT               * * *    CS   10

CC    43-272                        72 IN POLE MOUNT KIT                  * * *    CS   10

CC    43-284                        84 IN POLE MOUNT KIT                  * * *    CS   10

CC    43-36N                        36 N NEONATE KIT                      * * *    CS   10

CC    43-600                        STAND ALONE DPT                       * * *    CS   20

CC    43-60OF                       STANDALONE WITH 3ML FLUSH             * * *    CS   20

CC    43-60OF30                     STANDALONE WITH 30ML FLUSH            * * *    CS   20

CC    43-6001                       1CP AND 1UP KIT                       * * *    CS   20

CC    43-604                        STANDALONE DPT WITH 4FT CABLE         * * *    CS   20

CC    43212F                        12 IN POLE MOUNT KIT W-FLUSH          * * *    CS   10

CC    43284F                        84 IN POLE MOUNT KIT W-FLUSH          * * *    CS   10

CC    43-2X                         POLE MOUNT 2DPT FOR 3 PRESSURE        * * *    CS   20

                                   41 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CC    43-2X3                        POLE MOUNT 2DPT FOR 3 PRESSURE        * * *    CS   20

CC    43-3X3                        POLE MOUNT 3DPT FOR 3 PRESSURE        * * *    CS   20

CC    43-3X3-272                    UNIFLOW3DPT ANESTH PM KIT             * * *    CS   20

CC DIVISION                         TOTAL MODELS  873

                                   42 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             EXHIBIT A - Products

                                                                                      13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
CVS   4700                          PERICARDIAL PATCH                     * * *    EA    1

CVS   4800                          JANKE-BARRON HEART SUPPORT            * * *    CS    6


CVS DIVISION                        TOTAL MODELS  2

                                   43 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
VS    830515F                       MILLER ATRIOSEPTOSTOMY CATH           * * *    EA    1

VS    830705F                       ATRIOSEPTOSTOMY DILATION CATH         * * *    EA    1

VS    620403F                       3F OCCLUSION CATHETER 40CM            * * *    EA    1

VS    620404F                       4F OCCLUSION CATHETER 40CM            * * *    EA    1

VS    620405F                       5F OCCLUSION CATHETER 40CM            * * *    EA    1

VS    62AO403F                      OCCLUSIN CATH 3F, 40CM                * * *    EA    1

VS    62AO404F                      OCCLUSIN CATH 4F, 40CM                * * *    EA    1

VS    62AO405F                      OCCLUSIN CATH 5F, 40CM                * * *    EA    1

VS    12TL0404F                     FOGARTY THRU-LUMEN ARTERIAL           * * *    EA    1

VS    12TLO904F                     FOGARTY THRU-LUMEN ARTERIAL           * * *    EA    1

VS    12TLO805F                     FOGARTY THRU-LUMEN ARTERIAL           * * *    EA    1

VS    12TLO806F                     FOGARTY THRU-LUMEN ARTERIAL           * * *    EA    1

VS    12TLO807F                     FOGARTY THRU-LUMEN ARTERIAL           * * *    EA    1

VS    12TLW403F                     FOGARTY THRU-LUMIN EMBO CATH          * * *    EA    1

VS    12TLW404F                     FOGARTY THRU-LUMIN EMBO CATH          * * *    EA    1

VS    12TLW803F                     FOGARTY THRU-LUMIN EMBO CATH          * * *    EA    1

VS    12TLW804F                     FOGARTY THRU-LUMIN EMBO CATH          * * *    EA    1

VS    12TLW805F                     FOGARTY THRU-LUMIN EMBO CATH          * * *    EA    1

VS    12TLW806F                     FOGARTY THRU-LUMIN EMBO CATH          * * *    EA    1

VS    CV6000                        FOGARTY CATHETER RACK                 * * *    EA    1

VS    420404F                       EDSLAB CHOLANGIOGRAPHY                * * *    EA    1

VS    420406F                       CHOLANGIOGILAPHY CATHETER             * * *    EA    1

VS    420804F                       LAPAROSCOPIC CHOLANGIOGRAM            * * *    EA    1

VS    42TL0804F                     LAPAROSCOPIC CHOLANGIOGRAPHY          * * *    EA    1

VS    CV8000                        CHOLANGIOGRAPHY KIT                   * * *    EA    1

VS    1408010                       FOGARTY ADHERANT CLOT CATH            * * *    EA    1

VS    140806                        FOGARTY ADHERENT CLOT 4F 6MM          * * *    EA    1

VS    140808                        ADHERENT CLOT CATHETER                * * *    EA    1

VS    160245F                       FOGARTY GRAFT THROMBECTOWY            * * *    EA    1

                                   44 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
VS    160246F                       FOGARTY GRAFT THROMBECTOMY            * * *    EA    1

VS    120403FS                      FOGARTY ART EMBO CATH W STYLET        * * *    EA    1

VS    120803FS                      FOGARTY ART EMBO CATH W STYLET        * * *    EA    1

VS    12A0403F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    I

VS    12A0404F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    1

VS    12A0602F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    1

VS    12A0803F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    1

VS    12A0804F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    1

VS    12A0805F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    1

VS    12A0806F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    1

VS    12AO807F                      FOGARTY EMBOLECTOWY (FLAT PKG)        * * *    EA    1

VS    12A1004F                      FOGARTY EMBOLECTOMY (FLAT PKG)        * * *    EA    1

VS    320806F                       FOGARTY THROMBECTOMY CATHETER         * * *    EA    1

VS    32080810F                     FOGARTY THROMBECTOMY CATH             * * *    EA    1

VS    320909F                       FOGARTY THROMBECTOMY CATHETER         * * *    EA    1

VS    62080814F                     FOGARTY OCCLUSION CATHETER            * * *    EA    1

VS    62080822F                     FOGARTY OCCLUSION CATHETER            * * *    EA    1

VS    2202310F                      FOGARTY VENOUS IRRIGATION             * * *    EA    1

VS    220804F                       FOGARTY ARTEIUAL IMUGATION            * * *    EA    1

VS    220906F                       FOGARTY ARTERIAL IRRIGATION           * * *    EA    1

VS    410235F                       FOGARTY BILIARY PROBE                 * * *    EA    1

VS    410236F                       FOGARTY BILIARY PROBE                 * * *    EA    1

VS    410405F                       FOGARTY BILIARY PROBE                 * * *    EA    1

VS    120403F                       FOGARTY EMBOLECTOMY CATHETER          * * *    EA    1

VS    120404F                       FOGARTY EMBOLECTOMY CATHETER          * * *    EA    1

VS    120602F                       FOGARTY EMBOLECTOMY (TUBE PKG)        * * *    EA    1

VS    120803F                       FOGARTY EMBOLECTOMY (TUBE PKG)        * * *    EA    1

VS    120904F                       FOGARTY EMBOLECTOMY (TUBE PKG)        * * *    EA    1

VS    120805F                       FOGARTY EMBOLECTOMY (TUBE PKG)        * * *    EA    1

                                   45 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
VS    120806F                       FOGARTY EMBOLECTOMY (TUBE PKG)        * * *    EA    1

VS    120807F                       FOGARTY EMBOLECTOMY (TUBE PKG)        * * *    EA    1

VS    DHYDRA33                      FOGARTY DOUBLE HYDRAJAW               * * *    CS   10

VS    DHYDRA61                      FOGARTY DOUBLE HYDRAJAW               * * *    CS   10

VS    DHYDRA86                      FOGARTY DOUBLE HYDRAJAW               * * *    CS   10

VS    SAFEHY33                      FOGARTY SAFEJAW-HYDRAJAW              * * *    CS   10

VS    SAFEHY86                      FOGARTY SAFEJAW-HYDRAJAW              * * *    CS   10

VS    CDSAFE12                      FOGARTY DOUBLE SOFTJAW                * * *    CS   10

VS    CDSAFE6                       FOGART DOUBLE SOFTJAW                 * * *    CS   10

VS    CSAFE6                        FOGARTY SAFEJAW CLIP                  * * *    CS   10

VS    700014                        1.5 PASSIVE ANGIOSCOPE                * * *    EA    1

VS    700015                        0.7 PASSIVE ANGIOSCOPE                * * *    EA    1

VS    700046                        ANGIOSCOPIC VALVULOTOME               * * *    EA    1

VS    700047                        2.3 PASSIVE ANGIOSCOPE                * * *    EA    1

VS    700070                        1.9 PASSIVE ANGIOSCOPE                * * *    EA    1

VS    700071                        AV ANGIOSCOPE                         * * *    EA    1

VS    700072                        DEFLECTNG ANGIOSCOPE                  * * *    EA    1

VS    700073                        2.8 PASSIVE ANGIOSCOPE                * * *    EA    1

VS    700031                        IRRIGATION TUBING:5 PACK              * * *    EA    1

VS    700042                        TUBING EX7ENSION SET: 5 PACK          * * *    EA    1

VS    700081                        PULLING CATHETER                      * * *    CS    5

VS    700082                        LIGHT REDUCER                         * * *    EA    1

VS    700051                        CBD STONE BASKET                      * * *    EA    1

VS    704000                        BAX 2.5D70 CBD SCOPE                  * * *    EA    1

VS    700018                        CAMERA COUPLER                        * * *    EA    1

VS    700025                        STORZ ADAPTER                         * * *    EA    1

VS    700026                        WOLF ADAPTER                          * * *    EA    1

VS    700029                        V TO C ADAPTER                        * * *    EA    1

VS    700030                        EYEPIECE ADAPTER                      * * *    EA    1

                                   46 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
VS    700038                        OLYMPUS TO C ADAPTER                  * * *    EA    1

VS    700039                        STRYKER ADAPTER                       * * *    EA    1

VS    700041                        MAGNIFIER                             * * *    EA    1

VS    700043                        ENDOSCOPIC PUMP (110/115V)            * * *    EA    1

VS    700085                        LIGHT SOURCE ADAPTOR                  * * *    EA    1

VS    700086                        CAMERA COUPLER FIXED FOCUS            * * *    EA    1

VS    700087                        ENDOSCOPIC FOOT PEDAL 120/220         * * *    EA    1

VS    702010                        2.8 PASSIVE REUSABLE SHAFT            * * *    EA    1

VS    702018                        1.9 PASSIVE REUSABLE SHAFT            * * *    EA    1

VS    702023                        2.4 PASS REUSE ANGIOSCOPE SET         * * *    EA    1

VS    702025                        ANGIOSCOPE SHAFT. 2.4MM               * * *    EA    1

VS    702002                        STERILIZATION CONTAINER               * * *    EA    1

VS    702003                        LUS OLYMPUS ADAPTER                   * * *    EA    1

VS    702004                        LUS STORZ ADAPTER                     * * *    EA    1

VS    702005                        LUS WOLF ADAPTER                      * * *    EA    1

VS    702006                        LUS ACMI ADAPTER                      * * *    EA    1

VS    702007                        LEAK TESTER                           * * *    EA    1

VS    702011                        BAX OPTICS MODULE                     * * *    EA    1

VS    702012                        CLEANING BRUSH 1 MM: 5 PACK           * * *    EA    1

VS    702013                        LUS EYEPIECE                          * * *    EA    1

VS    702014                        CLEANING BRUSH 0.6MM: 5 PACK          * * *    EA    1

VS    702020                        BAX LIGHT REDUCER                     * * *    EA    1

VS    702021                        BAX LSA SOLOS                         * * *    EA    1

VS    702000                        2.8 PASSIVE REUSE SET                 * * *    EA    1

VS    702016                        1.9 PASSIVE REUSE SET                 * * *    EA    1

VS    DSOFT33                       FOGARTY DOUBLE SOFTJAW                * * *    CS   10

VS    DSOFT61                       FOGARTY DOUBLE SOFTJAW                * * *    CS   10

VS    DSOFT86                       FOGARTY DOUBLE SOFTJAW                * * *    CS   10

VS    SOFT33                        FOGARTY SOFTJAW                       * * *    CS   10

                                   47 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
VS    SOFT61                        FOGARTY SOFTJAW                       * * *    CS   10

VS    SOFT86                        FOGARTY SOFJTAW                       * * *    CS   10

VS    HYDRA33                       FOGARTY HYDRAJAW                      * * *    CS   10

VS    HYDRA61                       FOGARTY HYDRAJAW                      * * *    CS   10

VS    HYDRA86                       FOGARTY HYDRAJAW                      * * *    CS   10

VS    CCATH6                        CATHETER SPRING CLIP                  * * *    CS   10

VS    CPARAL12                      PARALLEL JAW CLIP                     * * *    CS   10

VS    CPARAL6                       PARALLEL JAW CLIP                     * * *    CS   10

VS    HCDSOFT8                      EDSLAB HANDLELESS CLAMP               * * *    CS   10

VS    HCSOFT10                      EDSLAB HANDLELESS CLAMP               * * *    CS   10

VS    DSAFE33                       FOGARTY DOUBLE SOFTJAW                * * *    CS   10

VS    DSAFE61                       FOGARTY DOUBLE SAFEJAW                * * *    CS   10

VS    DSAFE86                       FOGARTY DOUBLE SAFEJAW                * * *    CS   10

VS    SAFE33                        FOGARTY SAFEJAW                       * * *    CS   10

VS    SAFE61                        FOGARTY SAFEJAW                       * * *    CS   10

VS    SAFE86                        FOGARTY SAFEJAW                       * * *    CS   10

VS    SAFEHY61                      FOGARTY SAFEJAW-HYDRAJAW              * * *    CS   10

VS    CSOFT12                       FOGARTY SOFTJAW CLIP                  * * *    CS   10

VS    CSOFT6                        FOGARTY SOFTJAW CLIP                  * * *    CS   10

VS    CSAFE12                       FOGARTY SOFTJAW CLIP                  * * *    CS   10

VS    CV3200                        2F EMBOLECTOMY CATH/ACCESS SET        * * *    EA    1


VS Division                         Total Models  137

                                   48 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              EXHIBIT A - Products

                                                                                     13-Aug-96

===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BPS   PERFUSION SERVICES            ALL PERFUSION AND RELATED SERVICES    * * *    N/A   N/A
                                    OFFERED BY BAXTER PERFUSION
                                    SERVICES AS OF SEPTEMBER 30, 1996




CVG                                 Total Models  1,326

                                   49 OF 49

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C0006A1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0006K2C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C0006Z2D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   15

BEN   C0008Q3T                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C0225A1F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C03B0UIN                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C0380U2L                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C0380YIC                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C052012J                      CUSTOM DESIGNED PEPFUSION KITS        * * *    EA    1

BEN   C0520Z6A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   25

BEN   C0580K31                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0580K61                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C0580M3M                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C0580Y1F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C0690L4C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0750M1W                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C0750M3U                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C0790X3C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0810E1J                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C0810F2K                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C0810H2A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C0810X1M                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0830G6E                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C0830X2T                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0900A2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0900A2Z                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0900K2C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C0900Z1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C0930P2F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

                                    1 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C0930X3G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C095OY1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C0950Z1Y                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C1010X1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C1090L2X                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C1110W1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C1620X7F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C1850H1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C1860W1S                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   24

BEN   C1860Z3D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    5

BEN   C1860ZSC                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   12

BEN   C2130M1E                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C2130P1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C2130S1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C2130X1G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C2170F1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C2170G1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   24

BEN   C2170G2A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   24

BEN   C2170H1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

SEN   C2170JIA                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   50

BEN   C2170K2D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C2170K4A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C2170N1P                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2170N2N                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2170N3H                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C2170N6D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2I70N9C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2170PIM                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C2170P3C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

                                    2 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C2170P7B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C2170Z2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   24

BEN   C2410D2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C2410K4F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C2410KSB                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C2410WIC                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C241OX2Z                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2410X3A                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2410X4A                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2560Y2E                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    5

BEN   C2570M2U                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2570X4E                      CUSTOM DESIOWED PERFUSION KITS        * * *    EA    1

BEN   C2640K4L                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C2640Z6A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C2660K1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C2820Z3A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   20

BEN   C2900A1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C2960Z1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   15

BEN   C2960Z2A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   15

BEN   C3010A1F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C3010X3E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C3010Z1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    5

BEN   C3030X2J                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C3080A4E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C3080E3E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C308OF6D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C3080K2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C3470A1E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C3470F1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

                                    3 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                      13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C3470F2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C3650A1C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C3790P1T                      CUSTOM DESIGWED PERFUSION KITS        * * *    CS    2

BEN   C3790T2J                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C3820C41                      CUSTOM DESIGNED PERFUSION KIMS        * * *    CS    4

BEN   C3820P10                      CUSTOM DESIGNED PERFUSION KRTS        * * *    CS    5

BEN   C3820T2F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    3

BEN   C3820X1C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C4020Z2R                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C4030A1B                      CUSTOM DESIGWED PERFUSION KITS        * * *    EA    1

BEN   C4040Q4H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C4040Q5J                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    I

BEN   C4040Y1F                      CUSTOM DESIGNED PERFUSION KM          * * *    CS    5

BEN   C4310X1D                      CUSTOM DESIGNED PEKFUSION KITS        * * *    EA    1

BEN   C4380K1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C4380T1B                      CUSTOM DESIGNED PEILFUSION KITS       * * *    EA    1

BEN   C4400X6E                      CUSTOM DESIGNED PFIVUSION KITS        * * *    EA    1

BEN   C4400X7E                      CUSTOM DESIGNED PEIVUSION KITS        * * *    EA    1

BEN   C4420X4H                      CUSTOM DESIGNED PERFUSION KLTS        * * *    EA    1

BEN   C4420Y2C                      CUSTOM DESIGNED PEIVUSION KM          * * *    CS    4

BEN   C4470H2B                      CUSTOM DESIGNED PEIVUSION KM          * * *    CS    4

BEN   C4470X4O                      CUSTOM DESIGNED PEPFUSION XITS        * * *    EA    1

BEN   C4470X5D                      CUSTOM DESIGNED POLRUSION KJTS        * * *    EA    1

BEN   C4470X8B                      CUSTOM DESIGNED PERFUSION XRTS        * * *    EA    1

BEN   C4470Z5D                      CUSTOM DESMED PERFUSION KITS          * * *    CS    2

BEN   C4470Z6B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C4560X4J                      CUSTOM DESIGNED PERFUSION KM          * * *    EA    1

BEN   C4580M2R                      CUSTOM DESIGNED PEKFUSION KM          * * *    EA    1

BEN   C4580M3T                      CUSTOM DESIGNED PERYUSION WS          * * *    EA    1

                                    4 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A


                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM   QPC
===============================================================================================
BEN   C4580Z6J                      CUSTOM DESIGNED PEIVUSION XM          * * *    EA     1

BEN   C4SA0Z7G                      CUSTOM DESIGNED PEKFUSION KITS        * * *    EA     1

BEN   C4580Z8G                      CUSTOM DESIGNED PERFUSION KRM         * * *    EA     1

BEN   C4690K1D                      CUSTOM DESIGNED PERFUSION XRM         * * *    EA     1

BEN   C4690X2G                      CUSTOM DESIGNED PEIVUSION KM          * * *    EA     1

BEN   C4830H1B                      CUSTOM DESIGNED PEIVUSION KJTS        * * *    EA     1

BEN   C50807A                       CUSTOM DESIGNED PEIVUSION KRM         * * *    CS     5

BEN   C5460X2B                      CUSTOM DESIGNED PERFUSION KRRS        * * *    EA     1

BEN   C5500X5G                      CUSTOM DESIGNED PERFUSION KRM         * * *    EA     1

BEN   C6030P2F                      CUSTOM DMGNED PEIVUSION KITS          * * *    EA     1

BEN   C6030P4B                      CUSTOM DESIGNED PERFUSION KJTS        * * *    EA     1

BEN   C6430X3B                      CUSTOM DESIGNED PEPLFUSION KITS       * * *    EA     1

BEN   C6500K5B                      CUSTOM DESIGNED PERFUSION KM          * * *    CS     2

BEN   C650OX4A                      CUSTOM DESIGNM PERFUSION KITS         * * *    CS     4

BEN   C6500Y1C                      CUSTOM DESIGNED PERFUSION XFFS        * * *    CS     6

BEN   C6700F1S                      CUSTOM DESIGNED PEKFUSION XRRS        * * *    CS     2

BEN   C6700X2D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA     1

BEN   C6700X3F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA     1

BEN   C6916A2C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA     1

BEN   C6916A4K                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA     1

BEN   C6916C1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     5

BEN   C6916G6F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    24

BEN   C6916G7B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    24

BEN   C6916J7E                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     5

BEN   C6916K6F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     4

BEN   C6916K8C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     4

BEN   C6916S1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     5

BEN   C6916T4C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     4

BEN   C6916T5F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     6

                                    5 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C6916T6H                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      6

BEN   C6916V5A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     20

BEN   C6916V6A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     24

BEN   C6916X3G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C6916X5F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C6916X6C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C6916Y2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      3

BEN   C7004X11                      CUSTOM DESIGNED PEIVUSION KITS        * * *    EA      1

BEN   C7006N10                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C7006P3G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9044Y1A                      CUSTOM DESIGNED PEIVUSION KITS        * * *    CS     12

BEN   C9046X1H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9D96X2C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9130A4H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9130X3B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9130Z3B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      6

BEN   C9132Q11                      CUSTOM DESIGNED PEPFUSION KITS        * * *    EA      1

BEN   C9138X3G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9166M1P                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      2

BEN   C9166M6D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9166X4C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9198M11                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9204X3E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9204X4H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9207A1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      4

BEN   C9207E1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      2

BEN   C9207K11                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      2

BEN   C920711A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      2

BEN   C9208P7H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA

                                    6 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
  DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C9214K4C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      4

BEN   C9214X3H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9214X4D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9214Y2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      6

BEN   C9235C4K                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      2

BEN   C9235P5B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      4

BEN   C9235V1D                      CUSTOM DESIGWED PERFUSION KITS        * * *    CS     24

BEN   C9235Z4C                      CUSTOM DESIGNED PEIVUSION KITS        * * *    CS      6

BEN   C9245A1U                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      2

BEN   C9262A1N                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9276T3K                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      4

BEN   C9318A2D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9318C1C                      CUSTOM DESIGNED PERFBSION KITS        * * *    CS      2

BEN   C93I8W31                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9336A1K                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     3

BEN   C9358X2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA     1

BEN   C9369H1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     4

BEN   C9369H2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS     4

BEN   C9404G1A                      CUSTOM DESIGWED PERFUSION KITS        * * *    CS     2

BEN   C9420L3O                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA     1

BEN   C9420X2D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9433Y1C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      6

BEN   C9444X1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9475Q1Z                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

BEN   C9525K11                      CUSTOM DESIGNED PERFUSION KRRS        * * *    CS      2

BEN   C9525X1M                      CUSTOM DESIGNED PERFUSION KRRS        * * *    EA      I

BEN   C9529CIC                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      2

BEN   C9529T3C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS      4

BEN   C9529X7C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA      1

                                    7 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C9533X1H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9536K1H                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9536X1L                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9536X2G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9536Z5A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C9541C5A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C9541E2F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9541K2G                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C9541K6C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C9541K7A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C9541K8A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C9541P3B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9541X6C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9541X9F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9541Y1F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9541Z5A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   12

JEW   C9573A1F                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9582H1E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9587A1L                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9597D1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9597X2U                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9603X4I                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9626A1E                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9626H1K                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9626Y1H                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   12

BEN   C9663C1A                      CUSTOM DESIGNED PERFUSION KIT         * * *    CS    2

BEN   C9663K1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C9663M3E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9671A1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

                                    8 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C9671L2H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9685X2G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9704X2J                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9783P1L                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    5

BEN   C9783T2D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    5

BEN   C9799K2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C9799N3C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9799N4C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9799P2D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9799Z4A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    6

BEN   C9807K1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9807X3E                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9810X8P                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9819Q1X                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9821A1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    5

BEN   C9821K1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C9821T1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    3

BEN   C9821X2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9827R2M                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9850M1F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9850X1H                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9851Y1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    5

BEN   C9854A1G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9854E1J                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9854F2G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9854Z2B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9854Z3B                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9862X2G                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9867M1K                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

                                    9 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Schedule 1 to Exhibit A

                                                                                     13-Aug-96
===============================================================================================
 DIV        MODEL           SIZE               DESCRIPTION             PRICE/UOM   UOM    QPC
===============================================================================================
BEN   C9867M2J                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9889K2E                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    1

BEN   C9908X1O                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9923G3D                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS   10

BEN   C9923H1C                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9927A1F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9927K1E                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C9927X1D                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9927X3F                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

BEN   C9927Y1B                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    4

BEN   C9934A1A                      CUSTOM DESIGNED PERFUSION KITS        * * *    CS    2

BEN   C9934X1C                      CUSTOM DESIGNED PERFUSION KITS        * * *    EA    1

                                    273 TOTAL MODELS

                                   10 OF 10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                      SERVICES AND DISTRIBUTION AGREEMENT


                                   EXHIBIT B


                              Allegiance's Duties
                              -------------------

1.   General Duties.

     1.1  Corporate Agreement Bonus Program.  Allegiance shall participate in
          ---------------------------------
the corporate agreement bonus program for the Products as follows:

          1.1.1     Existing Agreements.
                    -------------------

               1.1.1.1 The "Existing Corporate Agreements" shall mean Baxter's agreements with stand-alone hospitals and regional and national health systems with effective dates prior to September 30, 1996 which provide for annual bonus or discount payments based, inter alia, upon the quantity of
                                              ----------
     Baxter-manufactured products purchased by the customer.

               1.1.1.2 Allegiance will accept assignment of the Existing Corporate Agreements and will administer the Existing Corporate Agreements on behalf of itself and Baxter.

               1.1.1.3 Allegiance shall honor and administer each Existing Corporate Agreement through its expiration or earlier termination pursuant to its terms.

               1.1.1.4 The corporate agreement bonus funding process will be the same as prior to October 1, 1996, i.e., the corporate agreement bonuses
                                           ----
     will be funded by Baxter and Allegiance, the allocation will be made based on the estimated total year-end payout and actual May year-to-date sales and gross profit recognized from the applicable customers, the bonus allocation will be invoiced by Allegiance to Baxter on a monthly basis (terms of payment will be net 30 days), and on or before May 31 of each year, any over-accrual or under-accrual will be allocated to Allegiance or Baxter based upon the foregoing allocation for the applicable year.

               1.1.1.5 Allegiance shall prepare and present the corporate agreement bonus payments to the customers and Baxter has the right to have Baxter

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     representatives present.

          1.1.2     Future Agreements.  For any corporate bonus agreements
                    -----------------
entered into on or after the Effective Date with stand-alone hospitals and regional and national health systems, Allegiance shall meet with each Baxter business unit to determine whether such Baxter business unit desires to participate in any such agreements.

     1.2  Sales Support.  Allegiance shall use commercially reasonable efforts
          -------------
to support sales of the Products and Perfusion Services in accordance with the following and such efforts are in lieu of any standard of performance implied by
Section 2-306(2) of the U.C.C.:

          1.2.1 Allegiance field service representatives (customer service representatives in the field) shall direct customer inquiries regarding the Products and Perfusion Services to Baxter's customer service support organization for resolution (the parties agree that field service representatives will be resident in each region as of the Effective Date).

          1.2.2 Allegiance account managers shall: (a) provide Baxter with access to the customer decision-makers; (b) generate sales interest in the Products and Perfusion Services; (c) actively support the joint customer satisfaction strategy between Allegiance and Baxter; and (d) work with Baxter (in a manner similar to that prior to the Effective Date) relative to account segmentation rating of Baxter customers.

          1.2.3 Allegiance shall participate with Baxter in a semi-annual review of regional account segmentation, performance to critical business indicators, and regional sales to be conducted with Baxter's leaders of the respective sales organizations and the Allegiance region president and the Allegiance region president's steering team.

          1.2.4 Allegiance's sales generalist sales force shall continue to promote sales of the Products and Perfusion Services in the same manner as prior to the Effective Date.

          1.2.5 Upon termination or expiration of any pre-existing customer contract with a third-party supplier for products that compete with any Product or Products, Allegiance shall cause such customer contracts to encourage and facilitate use of the Products (rather than any product competing with any Product or Products) through appropriate means, including, but not limited to, the Allegiance customer contract provisions and/or sales representative incentives.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          1.2.6 Allegiance shall use commercially reasonable efforts to encourage its customers to convert BCS Kit components manufactured by third parties to Baxter-manufactured components.

     1.3  Marketing Support.  Allegiance shall use commercially reasonable
          -----------------
efforts to support marketing of the Products and Perfusion Services in accordance with the following and such efforts are in lieu of any standard of performance implied by Section 2-306(2) of the Uniform Commercial Code:

          1.3.1 Allegiance shall provide marketing services (other than product management services which will be provided by Baxter) to Surgery Centers.

          1.3.2 Allegiance shall maintain its own communications resources and shall coordinate the communications messages with Baxter when appropriate.

          1.3.3 Allegiance shall attempt whenever possible to share with Baxter expenses for convention fees, industry organizations, and industry databases when and where appropriate.

          1.3.4 Prior to publication, Allegiance shall submit to Baxter for Baxter's approval all Allegiance promotional/communication endeavors specifically referencing the Products, Perfusion Services or any Baxter services.

          1.3.5 As part of a general promotion, Allegiance shall represent the Products and Perfusion Services fully and prominently in Allegiance's product and service literature or any other media, including field sales support tools, except for non-Cost Management accounts, such promotions shall be provided by Allegiance at a similar level as provided prior to the Effective Date.

          1.3.6 Allegiance shall include Baxter sales volume by Product category on Allegiance's sales reports in a similar format as provided by Allegiance prior to the Effective Date.

          1.3.7 For a fee to be agreed upon from time to time, Allegiance shall provide literature distribution services to Baxter.

     1.4  Materials Management.  Allegiance and Baxter shall use commercially
          --------------------
reasonable efforts to make the supply chain as efficient as possible. Future opportunities to improve efficiency could include, but are not limited to, EDI, bar coding, custom palletization, network channels and the use of returnable totes. Both parties agree to work in good faith to

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

achieve this goal.

          1.4.1     Finished Goods Requirements Planning.
                    ------------------------------------

               1.4.1.1 Allegiance will adhere to stocking, storage and delivery levels established by Baxter for all Products.

               1.4.1.2 Allegiance will assist Baxter in moving inventory between Allegiance-owned replenishment centers and all distribution centers for purposes of re-balancing excess stocks and/or managing back orders.

               1.4.1.3 Allegiance will not be required to carry more than 1995 average Days Inventory On Hand.

          1.4.2     Tracing Reports.
                    ---------------

               1.4.2.1 Allegiance will electronically provide a daily sales tracing report to Baxter. With respect to Products, this tracing report will show for all Products sold to customers, including Products sold as components of PBDS Kits, at a minimum (a) the product model, (b) quantity shipped, (c) lot number in accordance with Section 1.5.6 of Exhibit B, (d) oxygenator serial number, only when required, (e) customer name and address, (f) the Allegiance customer number, and (g) any Products shipped to customers directly by Baxter on behalf of Allegiance (drop/ship).

               1.4.2.2 Within 5 days of the end of each month, Allegiance shall transmit to Baxter trace sales information for BCS Kit components.

     1.5  Distribution.
          ------------

          1.5.1     Shipment From Plants to Replenishment Centers.  Allegiance
                    ---------------------------------------------
will be responsible for assisting Baxter in the resolution of all freight claims for Products manufactured at any Allegiance manufacturing facility.

          1.5.2     Receiving (Notification and Planning).
                    -------------------------------------

               1.5.2.1 Product will be system received within one and one-half business days of arrival at an Allegiance distribution center or an Allegiance replenishment center.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               1.5.2.2 Allegiance will work in coordination with Baxter to schedule receiving appointments for Products coming from Plants and Replenishment Centers.

               1.5.2.3 Allegiance will receive products at distribution centers using Baxter's and Allegiance's computer systems or an Allegiance warehouse management system that will upload to such computer system.

          1.5.3     Warehouse Management.
                    --------------------

               1.5.3.1 Allegiance will be responsible for the management of all Allegiance facilities.

               1.5.3.2 Allegiance will measure and report to Baxter on a monthly basis Product damage or loss that occurs subsequent to arrival at Allegiance distribution centers and prior to shipment to customers. If any Products purchased by Allegiance under the Distributor Model or Kit Model are damaged, lost or stolen while in an Allegiance replenishment center or distribution center, (1) Baxter will issue a credit memo to Allegiance for such damaged, lost or stolen Products at Baxter's applicable Distributor List Price, and (2) Baxter will invoice Allegiance monthly for such damaged, lost or stolen Products (but not carton failure) at its applicable standard cost as stated in Baxter's inventory valuation reports.

               1.5.3.3 Allegiance shall have the right to any amounts recovered with respect to freight claims for Products shipped from Allegiance facilities to customers under the Distributor Model.

               1.5.3.4 Should Baxter redefine storage requirements, Allegiance and Baxter will mutually agree upon a new fee for service rate.

               1.5.3.5 Except as otherwise agreed to, Allegiance will adhere to existing storage, shipping and receiving practices, including practices regarding time-sensitive Products.

               1.5.3.6 Both parties agree that the echeloning of products based on line item usage generally makes sense. Assuming there are no significant customer contractual issues or financial impacts to Baxter, Baxter agrees to the parameters set forth by the rationalized supply chain. If after the appropriate review there are significant customer contractual issues or financial impacts to Baxter, 1995 will be used as the baseline for where

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     products are stocked and the number of low velocity SKU's will not exceed 1995 levels.

               1.5.3.7 Allegiance will measure and report to Baxter on a monthly basis Product damage that occurs prior to arrival at Allegiance distribution centers or its replenishment centers.

          1.5.4     Pipeline Visibility. Visibility to actual inventory levels
                    -------------------
for all segments of the Allegiance pipeline necessary to support Baxter production planning will be provided through Allegiance systems as provided prior to the Effective Date.

          1.5.5     Order Fulfillment.  When customer orders are released
                    -----------------
through Baxter's or Allegiance's computer systems, Allegiance personnel will pick, pack, load and stage the customer order for delivery within the Allegiance distribution center.

          1.5.6     Outbound Shipment.
                    -----------------

               1.5.6.1 Allegiance personnel shall be responsible for the selection and routing, private fleet or commercial carrier, of the Baxter customer order.

               1.5.6.2 Allegiance shall continue to provide the following services for all outbound shipments (i.e., shipments to customers), to the extent that such services were normally being provided by Baxter prior to the Effective Date: (a) freight payment; (b) audit of freight payments,
     (c) transportation cost reporting, and (d) logistics analysis/distribution technology to include network planning and replenishment center sourcing. Allegiance's compensation for such services is included in the amounts provided in Section 7.2. For an additional fee to be agreed upon, Allegiance may agree to provide to Baxter additional outbound freight services beyond the scope of the services normally being furnished by Baxter prior to the Effective Date.

               1.5.6.3  Allegiance shipments will be based on bill of lading
     (BOL) instructions. If no specific instruction appears in BOL, shipments will occur on the next scheduled delivery or within a maximum of two business days (if no scheduled delivery).

               1.5.6.4 Whenever Allegiance is responsible for shipping the Products to the customer, Allegiance will be responsible for filing freight claims with commercial

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     carriers/private fleet and will be responsible for resolving product shortages and overages, including proof of delivery.

               1.5.6.5 Allegiance will verify shipments of Products to customers by private fleet or commercial carriers within one business day.

          1.5.7     Lot Tracking.  Allegiance shall provide lot tracking
                    ------------
capabilities, if any, as provided by Allegiance for the Products prior to the Effective Date. As the Witron system lot tracking capabilities become available at each Allegiance distribution center or replenishment center, Allegiance shall make such capabilities available to Baxter under the existing fee structure.

          1.5.8     Returned Goods Management.
                    -------------------------

               1.5.8.1 Allegiance shall pick up, process and dispose of returned Products at Baxter's request. Allegiance will be compensated by Baxter for the actual out-of-pocket cost of such returned Product disposal services.

               1.5.8.2 Allegiance will continue practices existing immediately prior to the Effective Date regarding returned goods processing, including unloading, segregation, inspection, product disposition (restocking, disposal, or transport for restocking), documentation, and forwarding paperwork for Baxter to administer credit to Allegiance.

               1.5.8.3 Return goods processing time (receipt date at distribution center to paperwork receipt at Baxter) will not exceed 30 days.

               1.5.8.4 Allegiance shall use commercially reasonable efforts to dispose of returned Products in a cost-effective manner, subject to Baxter's instructions.

     1.6  Product Field Corrective Actions.
          --------------------------------

          1.6.1 Allegiance shall perform field corrective action ("FCA") services in a manner consistent with the quality systems, procedures and specifications as of the Effective Date. Allegiance shall provide the following FCA services for the fee stated in Section 6.7:

               a.   FCA notification processing;
               b.   FCA disposition processing;
               c. storage of Products affected by an FCA inside an Allegiance distribution center for up to

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                    six months from the date of initiation of the FCA;
               d. transportation of all Products affected by the FCA to Baxter, freight collect;
               e.   rework or inspections of Products by Allegiance employees;
               f. discard and destruction of Products utilizing nonhazardous waste disposal methods by Allegiance employees;
               g.   delivery of recall report information to Baxter;
               h. incoming inspection of all Baxter Products for open FCAs for twelve months from the date of initiation of the FCA; and
               i.   third-party invoices for any of the services listed above.

     1.6.2 At Baxter's request and with Baxter's approval, Allegiance shall perform FCA services not included in Section 1.6.1 for additional compensation to be agreed upon. Baxter will be invoiced separately for such additional services pursuant to Section of this Agreement. Examples of additional FCA services addressed by this Section 1.6.2 include:

               a. all third-party invoices related to expenses incurred by Allegiance that arise out of the need for Baxter to issue an FCA for Products;
               b. computer system upgrades requested by Baxter or Baxter for Allegiance FCA systems;
               c. storage of Products affected by an FCA for periods longer than six months or storage of such Products in rented trailers; and
               d. incoming inspection of all Products for open FCAs for periods longer than 12 months from the date of initiation of the FCA.

          1.6.3 For purposes of the subsequent provisions of this Section 1.6, Allegiance shall use commercially reasonable efforts to accomplish the FCA tasks identified within the time periods indicated. If extraordinary volume or other circumstances make such time periods impracticable, Baxter and Allegiance will make adjustments by extending time periods, setting priorities or otherwise.

          1.6.4 Allegiance shall perform FCA notification to Allegiance's distribution centers and replenishment center based upon priorities. Priority A notification requires extraordinary and immediate action. Priority B notification requires

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

notification to all Allegiance distribution centers and its replenishment center within one business day. Priorities will be based on the urgency of the FCA as determined primarily by Baxter.

          1.6.5 For FCAs involving Products sold under the Distributor Model, Allegiance shall provide customer lists to Baxter the next business day for requests received before 1:00 p.m. Central Standard Time.

          1.6.6 Allegiance shall perform stock checks based upon priorities. Priority A requires extraordinary and immediate action. Priority B requires processing and reporting on the same day. Priority C will be negotiated based upon needs but generally requires processing and reporting in 2 to 5 business days. Priorities will be based on the urgency of the FCA as determined primarily by Baxter.

          1.6.7 Initial inventory reports shall be issued in 5 business days from initial FCA notification to Allegiance's distribution centers or replenishment center unless otherwise requested.

          1.6.8 Subject to local restrictions regarding discard of the products, routine dispositions (as designated by Baxter) shall be issued to Allegiance's distribution centers and replenishment center in 5 business days. Allegiance's distribution centers and replenishment center shall then have 5 business days to process the routine disposition.

          1.6.9 Subject to local restrictions regarding discard of the Products, expedited dispositions (as designated by Baxter) shall be issued to Allegiance's distribution centers and replenishment center within 1 business day. Allegiance's distribution centers and replenishment center shall then have five business days to process the expedited disposition.

          1.6.10 Subject to local restrictions regarding discard of the Products, extraordinary dispositions (as designated by Baxter) shall be issued within 1 business day. Allegiance's distribution centers and replenishment center shall then have one business day to process the extraordinary disposition.

          1.6.11 Reconciled disposition reports for quantity variance shall be negotiated between Allegiance and Baxter at the time of disposition.

          1.6.12  The necessity for and content of sampling plans

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

and protocols shall be negotiated at the time of the FCA.

          1.6.13 Allegiance shall cooperate with Baxter in performing any FCA by identifying affected Products and customers, developing an action-specific management plan detailing specific responsibilities, and notifying customers of any such action. Allegiance shall encourage customers to follow instructions related to any hold or recall situation.

     1.7  Special Allegiance Inbound Freight Services. Allegiance shall continue
          -------------------------------------------
to provide the following services for all inbound freight shipments (i.e., shipments of Products from manufacturing plants to replenishment centers or distribution centers or from replenishment centers to distribution centers) to the extent that such services were normally being provided by Baxter's US Distribution business to Baxter prior to the Effective Date: (a) freight payment; (b) audit of freight payments, (c) transportation cost reporting, and
(d) logistics analysis/distribution technology to include network planning and replenishment center sourcing. Allegiance's compensation for such services will be determined in accordance with the methodology used by Baxter prior to the Effective Date. For an additional fee to be agreed upon, Allegiance may agree to provide to Baxter additional inbound freight services beyond the scope of the services normally being furnished by Baxter prior to the Effective Date.

2.   Distributor Model.

     2.1  Receipt of Products.  Allegiance system receives the Products into its
          -------------------
computer system.

     2.2  Customer Service.  Allegiance shall provide customer service support
          ----------------
and order entry as follows for all Products and Perfusion Services sold under the Distributor Model:

          2.2.1     Product/Service Specifications - Allegiance shall forward to
                    ------------------------------
Baxter any requests for Product information not available on Allegiance systems.

          2.2.2     Pricing/Contracting Information - Allegiance shall develop
                    -------------------------------
and maintain contract information for all contracts, and such information shall be accessible to Allegiance via its computer system.

          2.2.3     Product Availability - Allegiance shall provide fill rate
                    --------------------
and product availability information to all service personnel and regions, and such information shall reside in Allegiance and Baxter systems.

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          2.2.4     Competitive Product Cross-Referencing - Allegiance shall
                    -------------------------------------
update Product cross-reference information on a consistent time frame and provide it to the service personnel via Allegiance's system.

          2.2.5     Sales Representative Information - Allegiance shall provide
                    --------------------------------
Allegiance representative identification to the customer. This information will reside in the customer master file and be updated as needed by the sales administration group.

          2.2.6     New Customer Set-Up - Allegiance customer service
                    -------------------
representatives will ensure effective and efficient coding of all new customers into the customer master files.

          2.2.7     Order Fulfillment/Sales Process.
                    -------------------------------

               2.2.7.1  Order Placement - Allegiance customer service
                        ---------------
     representatives will be the initial access point for customer into Allegiance and will handle inquiries and order placement efficiently and effectively. The order entry activity will function on the Allegiance's computer system (except for hardware ordered through sales support groups).

               2.2.7.2  Order Tracking - Allegiance shall maintain the ability
                        --------------
     to identify to customers the location of Products in the order process.

               2.2.7.3  Special Request Processing - Allegiance customer service
                        --------------------------
     representatives will process special handling requests by customer such as drop shipping, alternate shipping, special handling, lot holding, etc., and will work within contract guidelines and procedural boundaries to service the customer.

               2.2.7.4  Invoicing - Allegiance will perform billing for the
                        ---------
     Products and Perfusion Services where required via appropriate computer system.

               2.2.7.5  Customer Satisfaction - Allegiance service personnel are
                        ---------------------
     accountable for the customer's satisfaction regarding the service provided. Allegiance will use processes established to survey customer satisfaction levels and manage improvement plans.

          2.2.8     Post-Sales Service.
                    ------------------

               2.2.8.1  Discounts - Allegiance will pass all appropriate sales
                        ---------
     information to Baxter who will calculate all discounts and incentives for all customers.

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               2.2.8.2  Credit and Collection - Allegiance shall be responsible
                        ---------------------
     for all collection and credit approval processes for all invoices. Allegiance shall have the sole authority to issue credits. Allegiance shall inform Baxter when a customer is placed on credit hold.

               2.2.8.3  Credits for Shortages, Damages, Misdeliveries -
                        ---------------------------------------------
     Allegiance shall issue credits and resolve customer issues and communicate with Baxter.

               2.2.8.4  Pricing Disputes - Allegiance will handle pricing
                        ----------------
     disputes.

               2.2.8.5  Back Order Status and Resolution - Allegiance will be
                        --------------------------------
     accountable for managing customer communication of back orders to provide accurate and timely information on resolution. Appropriate product substitution information will be communicated to customer. Allegiance will transmit back order details the same as they were transmitted immediately prior to the Effective Date.

               2.2.8.6  Product Complaint - Initial customer complaints will be
                        -----------------
     logged by Allegiance customer service and forwarded to the Vice President of Regulatory Affairs (or such person's designee) of Baxter (CVG) at a frequency to be agreed upon by the parties. Such complaints may be escalated for resolution per FDA procedures.

               2.2.8.7  Technical Support - Basic technical support information
                        -----------------
     as resident on Baxter's computer system will be provided to Allegiance. Additional information including technical letters and clinical information will be provided by the Baxter Product Information Center.

     2.3  Pricing/Billing.
          ---------------

          2.3.1 Allegiance will negotiate the delivered price for the Products and Perfusion Services sold through the Distributor Model and Kit Model.

          2.3.2 Allegiance will quote the Allegiance price to the customer in response to market conditions but may quote as its price the Suggested Sales Price, plus any markup or less any markdown it feels is appropriate including any markup for added services.

          2.3.3 Each customer will sign a bid or contract with Allegiance and an addendum or new contract with Baxter that states that such customer has reached agreement with Allegiance

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

on the final price such customer will pay. The customer must comply with purchase requirements of the bilateral contract with Baxter and the bilateral contract shall continue to constitute a binding commitment of the customer to Baxter. Shortfall charges and cancellation fees, if any, under such bilateral contract will be calculated using the Sales Price and will be administered by Baxter. If shipment to a customer occurs prior to execution of a bilateral contract, Allegiance will be charged the List Price for the Products shipped less the applicable percentage specified in Section 6.2.

          2.3.4 Allegiance shall process all billing to the customer on its computer system.

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                      SERVICES AND DISTRIBUTION AGREEMENT


                                   EXHIBIT C


                                Baxter's Duties
                                ---------------

1.   General Duties.

     1.1  Corporate Agreement Bonus Program.  Baxter shall participate in the
          ---------------------------------
corporate agreement bonus program as follows:

          1.1.1 Baxter shall assign the Existing Corporate Agreements to Allegiance.

          1.1.2 Baxter shall provide to Allegiance comparable sales and gross profit data as it provided prior to October 1, 1996, for each applicable customer.

          1.1.3 Baxter shall pay to Allegiance Baxter's share of operations and systems expenses required to support the administration of the Existing Corporate Agreements and bonus plan based upon Baxter's share of the corporate agreement bonus as a percentage of the total corporate agreement bonus.

          1.1.4 Baxter may have a representative(s) present when Allegiance presents each bonus check to each customer.

     1.2  Sales.
          -----

          1.2.1 Baxter shall participate with Allegiance in a semi-annual review of regional account segmentation, performance to critical business indicators, and regional sales to be conducted with Baxter's leader of the respective sales organizations and the Allegiance region president and the Allegiance region president's steering team.

     1.3  Marketing.  Baxter shall market the Products and Perfusion Services in
          ---------
accordance with the following:

          1.3.1 Baxter's marketing organizations shall remain substantially as they were prior to the Effective Date promoting the Products and Perfusion Services.

          1.3.2 Baxter shall provide product and service development in a comparable manner as provided by Baxter prior to the Effective Date.

          1.3.3     Baxter shall maintain its own communications

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

resources and will coordinate communications messages with Allegiance where appropriate.

          1.3.4 Baxter shall attempt whenever possible to share with Allegiance expenses for convention fees, industry organizations, and industry databases where appropriate, and convention assets originally purchased by Baxter shall remain Baxter's.

          1.3.5 Baxter shall maintain a convention and planning organization.

          1.3.6 Baxter shall provide sales volumes by Product category for inclusion on Allegiance sales reports as provided by Baxter prior to the Effective Date.

     1.4  Materials Management.  Allegiance and Baxter shall use commercially
          --------------------
reasonable efforts to make the supply chain as efficient as possible. Future opportunities to improve efficiency could include, but are not limited to, EDI, bar coding, custom palletization, network channels and the use of returnable totes. Both parties shall work in good faith to achieve this goal. A Baxter/Allegiance transportation council (the "Transportation Council") will be formed to provide joint input on management of freight costs and to be the forum for problem resolution and to establish and review performance standards. Performance standards will be set annually including, but not limited to, receiving turn time, picking accuracy, freight claims management, and inventory accuracy.

          1.4.1     Finished Goods Requirements Planning.
                    ------------------------------------

               1.4.1.1 Baxter and Allegiance will establish appropriate stocking levels for all product codes to meet required customer service commitments.

               1.4.1.2 Allegiance will not be required to carry more than 1995 average Days Inventory On Hand.

               1.4.1.3 Both parties agree that the echeloning of products based on line item usage generally makes sense. Assuming there are no significant customer contractual issues or financial impacts to Baxter, Baxter agrees to the parameters set forth by the rationalized supply chain. If after the appropriate review there are significant customer contractual issues or financial impacts to Baxter, 1995 will be used as the baseline for where products are stocked and the number of low velocity SKU's will not exceed 1995 levels.

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          1.4.2     Pipeline Visibility.  Visibility to actual in transit
                    -------------------
inventory levels for all segments of the Baxter pipeline will be provided upon request by Allegiance.

          1.4.3     Shipments from Plants to Replenishment Centers.
                    ----------------------------------------------

               1.4.3.1 Baxter will ship all products to appropriate replenishment centers as directed by the replenishment center sourcing model.

               1.4.3.2 Product will move on carriers agreed upon by the Council.

               1.4.3.3 Baxter will be responsible for paying freight charges for shipments of Products to appropriate Baxter or Allegiance replenishment centers.

               1.4.3.4 Baxter will be responsible for filing freight claims with commercial carriers and will be responsible for resolving product shortages and overages including proof of delivery.

               1.4.3.5 Baxter will work in coordination with Allegiance to schedule receiving appointments for Products coming from Plants and Replenishment Centers.

          1.4.4     Shipments from Replenishment Center to Distribution Center.
                    ----------------------------------------------------------

               1.4.4.1 Baxter shall be responsible for the physical replenishment of Baxter product from replenishment center to distribution center, except where specifically ordered by Allegiance, using the following process: (a) variable review, (b) load build, and
          (c) pick, pack, schedule delivery, load and ship.

               1.4.4.2 Shipping terms are FOB destination, freight to be paid by Baxter at cost.

               1.4.4.3 Baxter will be responsible for filing freight claims with commercial carriers and will be responsible for resolving product shortages and overages including proof of delivery.

          1.4.5     Packaging Quality and Load Build Configuration.  Quality of
                    ----------------------------------------------
packaging and load build configuration will conform to uniform distribution standards (e.g., palletized, etc.) as agreed by the parties in the Council.
           ----

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          1.4.6  Warehouse Management.
                 --------------------

               1.4.6.1 Except as otherwise agreed to, existing storage requirements will be adhered to by Baxter.

               1.4.6.2 Should Baxter redefine storage requirements, Baxter and Allegiance will mutually agree upon a new fee for service rate.

     1.5  Product FCAs.
          ------------

          1.5.1 Baxter shall provide to Allegiance in a format to be agreed upon by the parties all information reasonably required by Allegiance to perform Allegiance's duties in connection with Product FCAs. Such information shall include, without limitation, product identifiers, reason priority, and any information related to disposition plans.

          1.5.2 Baxter shall have sole authority to initiate any FCA. If Baxter is required to initiate an FCA for any Product, Baxter's Vice President of Quality Management (or such person's designee) shall notify Allegiance's Vice President of Quality Management (or such person's designee).

          1.5.3 Baxter shall cooperate with Allegiance in performing any FCA by identifying affected Products and customers, developing an action-specific management plan detailing specific responsibilities, and notifying customers of any such action. Baxter and Allegiance shall encourage customers to follow instructions related to any FCA situation.

          1.5.4 Baxter shall be solely responsible for all communications with the U.S. Food and Drug Administration in connection with the Products.

     1.6  Perfusion Services Sales Information.  Baxter will provide to
          ------------------------------------
Allegiance quarterly sales information for Perfusion Services.

2.   Distributor Model.

     2.1  Pricing/Billing.
          ---------------

          2.1.1 If a customer approaches Baxter rather than Allegiance in connection with a Distributor Model transaction, Baxter will advise the customer that the customer must obtain the delivered price from Allegiance, and Baxter will advise Allegiance of the Suggested Sales Price. Baxter may inform the customer that it will provide a Suggested Sales Price to

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Allegiance, and Allegiance could use the Suggested Sales Price as a starting point. Nevertheless, Allegiance shall have the sole right to set the delivered price.

          2.1.2 New Customer Set-Up - Allegiance and Baxter customer service representatives will ensure effective and efficient coding of all new customers into their respective customer master files.

          2.1.3 Baxter will administer customer contracts on its computer system including, without limitation, account number set-up, ship-to/sold-to information, licensing information and ongoing customer contract maintenance.

          2.1.4 Baxter will provide to Allegiance the Suggested Sales Price related to the Products and Perfusion Services.

          2.1.5 Baxter will use commercially reasonable efforts to provide Product-related technical support to Allegiance, including the basic technical information resident on Baxter's computer system, technical letters and clinical information. Baxter will respond to Product-related technical questions from Allegiance's Distributor Model customers.

          2.1.6     Dealer Management Group

               2.1.6.1 Terms and Fees. For a period not to exceed six months from the Effective Date, Baxter may continue to use the Dealer Management Group (DMG) services. For any and all sales of Products that occur after the Effective Date through DMG, a service fee of * * * of the net sales of such Products will apply. Such services fee will be invoiced to Baxter on a monthly basis and will be due 30 days from date of invoice. For purposes of this section, "net sales" shall be defined as gross sales of Products sold through DMG at dealer price less any applicable rebates, cash discounts and allowances.

               2.1.6.2 Obligations. For any DMG transactions, Baxter shall bear final responsibility, accountability and liability for sales, sales revenue, dealer rebates and account receivables in connection with the dealer and inventory carrying costs for inventory held by Allegiance. Carrying costs shall be calculated at * * * per month of the cost of Products sold at Distributor List Price. DMG transactions shall not be included in calculating Gross Profit Growth or in calculating any fees or refunds set forth in Section 6.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               2.1.6.3 Transition. Upon transition of DMG transactions to Baxter, DMG shall continue for a period of 90 days from the date of such transition to provide dealer rebate data to Baxter and to reconcile the accrued rebate and actual dealer trace sales as performed prior to the Effective Date. Upon expiration of such 90 day period, Baxter shall be responsible for such reconciliation.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   Exhibit D
                                   ---------

                                                                -------------------------------
                                                                             1996
                         Critical Care                                    Post Split
                                                                            Price*
                                                                -------------------------------
Model Name
----------
201708001 - Stopcock-3-Way, Blue Fixed Nut                                               * * *
33-260 - Summit 1dtp Standard Kit                                                        * * *
33-600F - Summit Standalone Transducer                                                   * * *
33-600I - Summit Standalone Transducer                                                   * * *
33-MK9313 - Va-Omaha                                                                     * * *
33-MK9851 - Northershore Cdp Kit                                                         * * *
43-600I - Icp And Iup Kit                                                                * * *
50-P106 - Pressure Tubing, 6", M/F                                                       * * *
50-P112 - Pressure Tubing, 12", M/F                                                      * * *
50-P124 - Pressure Tubing, 24", M/F                                                      * * *
50-P136 - Pressure Tubing, 36", M/F                                                      * * *
50-P148 - Pressure Tube, M/F, 48"                                                        * * *
50-P160 - Pressure Tubing, 60", M/F                                                      * * *
50-P172 - Pressure Tubing, 72", M/F                                                      * * *
50-P184 - Pressure Tubing, 84", M/F                                                      * * *
50-P248 - Pressure Tubing, 48", M/M                                                      * * *
50-P260 - Pressure Tubing, 60", M/M                                                      * * *
50-P272 - Pressure Tubing, 72", M/M                                                      * * *
50-P284 - Pressure Tubing, 84", M/M                                                      * * *
57-BD240 -  Disposable Dome For Trantec                                                  * * *
58-K169-06 - Stopcock With 6 Inch Pressure                                               * * *
59-DTH4 - Disposable Holder For Dpt                                                      * * *
CC-02-80 - 80 Cm Shield Hemo                                                             * * *
CC-55OB-8.5F - Introducer Tray; 8.5f                                                     * * *
CC-A301B-8.5F - Intro Kit W/Amc Std                                                      * * *
PX200 - Px Vamp Ready Kit                                                                * * *
PX600I - Px Standalone Transducer                                                        * * *
                                                                -------------------------------


*These prices are effective through 12/21/97. Thereafter prices are to be negotiated annually.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
SECTION 24(B) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   Exhibit D
                                   ---------

                                                                -------------------------------
                                                                             1996
                            Bentley                                       Post Split
Model Name                                                                  Price*
-----------------------------------------------------------------------------------------------
10510303 - Noz Cov 1/4 Vented Blue                                                       * * *
10510311 - Noz Cov 1/4 Vented Green                                                      * * *
20079819 - Tubing-Pvc 1/4xl/16 (G)                                                       * * *
200870 - Adapter Male-Male Luer                                                          * * *
C110B - Connector, Non-Sterile                                                           * * *
C120B - Connector, Non-Sterile                                                           * * *
C125B - Connector, Non-Sterile                                                           * * *
C130B - Connector, Non-Sterile                                                           * * *
C130S - Connector, Sterile                                                               * * *
C135B - Connector, Non-Sterile                                                           * * *
C140B - Connector, Non-Sterile                                                           * * *
C140S - Connector, Sterile                                                               * * *
C145B - Connector, Non-Sterile                                                           * * *
C220B - Connector, Non-Sterile                                                           * * *
C230B - Connector, Non-Sterile                                                           * * *
C240B - Connector, Non-Sterile                                                           * * *
C245B - Connector, Non-Sterile                                                           * * *
C320B - Connector, Non-Sterile                                                           * * *
C330B - Connector, Non-Sterile                                                           * * *
C330S - Connector, Sterile                                                               * * *
C335B - Connector, Non-Sterile                                                           * * *
C340B - Connector, Non-Sterile                                                           * * *
C430B - Connector, Non-sterile                                                           * * *
C430S - Connector, Sterile                                                               * * *
C435B - Connector, Non-Sterile                                                           * * *
C440B - Connector, Non-Sterile                                                           * * *
C521B - Disposable Locknuts                                                              * * *
C532B - Disopsable Locknuts                                                              * * *
C5570Z7B - Custompac,                                                                    * * *
C9772G2A - Custompac,                                                                    * * *
CSP20 - Cell Saver Suction Assembly                                                      * * *
CSP208 - Assembly, Basic A & A                                                           * * *
SDB08 - Tubing, Ster 1/4xl/16x8                                                          * * *
SFB06 - Tubing, Ster 3/8xl/16x6                                                          * * *
                                                                -------------------------------

*These prices are effective through 12/21/97. Thereafter prices are to be negotiated annually.